UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant: Vanguard World Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012 – February 28, 2013

Item 1: Reports to Shareholders

Semiannual Report | February 28, 2013
Vanguard U.S. Growth Fund

> Vanguard U.S. Growth Fund returned about 9% for the six months ended February 28, 2013, ahead of the gain of its benchmark index and the average return of its peers.

> The broad U.S. stock market returned nearly 10%; value stocks trumped their growth-oriented brethren.

> Consumer discretionary stocks, the fund’s second-largest sector, contributed the most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	25
Trustees Approve Advisory Agreements.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2013
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	9.06%
Admiral™ Shares	9.15
Russell 1000 Growth Index	6.23
Large-Cap Growth Funds Average	6.62

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2012, Through February 28, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$20.79	$22.55	$0.115	$0.000
Admiral Shares	53.85	58.37	0.382	0.000

1

Chairman’s Letter

Dear Shareholder,

Growth stocks lagged their value counterparts over the past six months, a bit of a departure from the path the market has taken in its recovery from the financial crisis since March 2009. Financial stocks have been one of the keys to the most recent stock market rally. But because these stocks belong mostly to the value camp, their resurgence had limited influence on growth-oriented portfolios.

Still, Vanguard U.S. Growth Fund recorded a commendable return of about 9% for the six months ended February 28, 2013, significantly ahead of its benchmark index and the average gain of its large-capitalization growth peers. This result was within one percentage point of the return of the broad U.S. stock market, which includes both growth and value stocks.

The consumer discretionary sector, the fund’s second-largest after information technology, added the most to return. The technology sector, which accounted for nearly 40% of the fund’s holdings on average during the period, finished flat. But the advisors’ stock holdings within the sector held up better than those of the benchmark and offered a sizable boost to relative return.

Stocks overcame concerns en route to substantial gains
Stocks worldwide strongly advanced over the six months ended February 28, though uncertainty at home and abroad periodically stalked the markets. International equities

2

eclipsed their U.S. counterparts as stocks from developed and emerging markets rallied amid optimism over central bankers’ policy moves.

Despite political and fiscal challenges, international stocks returned about 13%. Rising Japanese stocks helped drive the Pacific region’s robust returns as Japan’s newly elected prime minister, Shinzo Abe, advocated aggressive monetary easing to boost his nation’s economy and preempt deflation.

European stocks benefited from the European Central Bank’s commitment to preserve the euro, climbing about 13%. Debt-crisis concerns reignited in the period’s final week, though, when Italy’s national elections ended in a political impasse amid voters’ anti-austerity message.

U.S. markets rose nearly 10% as solid corporate earnings and the Federal Reserve’s stimulus program helped boost returns. But the impending enactment of extensive, automatic federal spending cuts (known as the sequester) stoked investors’ anxiety as the six-month period wound down.

Bonds finished flat as yields remained low
The broad U.S. taxable bond market barely squeezed out a gain for the half-year, advancing just 0.15%.

Market Barometer

			Total Returns
		Periods Ended February 28, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.72%	13.62%	5.21%
Russell 2000 Index (Small-caps)	13.02	14.02	7.35
Russell 3000 Index (Broad U.S. market)	9.97	13.65	5.38
MSCI All Country World Index ex USA (International)	13.06	6.66	-0.87

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.15%	3.12%	5.52%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.01	5.01	6.79
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.34

CPI
Consumer Price Index	0.78%	1.98%	1.86%

3

Bond returns were anemic as the yield of the benchmark 10-year U.S. Treasury note climbed during the period; it dropped back a bit in February to finish at about 1.88%, still low by historical standards. (Bond prices and yields move in opposite directions.) Investors, nervous over Italy’s unsettled election results in the period’s final week, were drawn to the perceived safety of Treasury securities.

Although bonds can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Returns on money market funds and savings accounts remained minuscule as the Federal Reserve adhered to its four-year-old policy of keeping short-term interest rates between 0% and 0.25%.

An encouraging chapter in a story that’s still unfolding
Six months is only a snapshot in the life of a mutual fund, especially one such as U.S. Growth, which was founded nearly 55 years ago. Still, the fund’s performance over the recent period is encouraging, not only in comparison with its benchmark and peer group but also in light of the past decade-plus, when its holdings were often out of step with market trends.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.45%	0.31%	1.28%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Large-Cap Growth Funds.

4

U.S. Growth’s three advisors––Wellington Management Company, William Blair & Company, and Delaware Management Company––manage their respective portions of the fund with an eye on high-quality stocks that have the potential for earnings growth. The advisors’ stock holdings, when compared with those in the benchmark index, produced superior returns in seven of the ten industry sectors over the past six months.

One of U.S. Growth’s greatest strengths was consumer discretionary stocks, most notably holdings in media corporations and specialty retailers. Movie and entertainment powerhouses and satellite radio companies profited from either their advertising or subscription businesses, and sometimes both. Home improvement behemoths were helped by the recovery of the U.S. housing market, and consumers’ willingness to spend on upgrading and maintenance.

The technology sector, by far U.S. Growth’s largest, had an aggregate return close to zero. But that was better than the performance of the benchmark sector, which returned about –5%, a difference that helped the fund to outperform the index in the period. U.S. Growth was aided by its holdings in giant electronic-payment corporations, which have benefited from the global transition to credit cards from traditional cash.

Although the consumer staples sector isn’t one of the fund’s largest, and its allocation was less than half that of the benchmark index on average during the half-year, the advisors’ stock selection within the sector was particularly strong. The fund’s consumer staples stocks––led by the food products category––returned nearly 23% for the period, compared with less than 7% for the benchmark sector.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Low cost and talent drive successful active management
Investors sometimes ask if it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

5

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, performance incentives aligned with investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs may improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2013

6

Advisors’ Report

For the half-year ended February 28, 2013, Vanguard U.S. Growth Fund returned about 9%, finishing ahead of its benchmark and its peer-group average. Your fund is managed by three advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 18, 2013.

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Management Company	42	1,694	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
Wellington Management	41	1,680	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair & Company, L.L.C.	15	604	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	2	82	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Wellington Management Company, LLP
Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Vice President

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to maintain sustainable, above-average growth. We take a long-term perspective, as we believe that investors often underestimate the potential for growth.

Over the past six months, our portfolio benefited from stock selection in information technology, and particularly from our holding in Acme Packet, which delivers products that support internet communications primarily for businesses. The company’s shares surged after Oracle announced it would acquire Acme Packet for a substantial premium.

Relative to the benchmark, we also benefited from underweighting our position in Apple, the maker of consumer electronic devices. Apple’s shares lagged during the period as investors focused on a number of long-term concerns, including increased competition and a lack of anticipated new product launches. We still like the company’s long-term prospects, but we believe the stock will face some near-term challenges as growth rates slow, competition continues to increase, and profit margins face downward pressure.

In consumer staples, the period’s top contributor was Green Mountain Coffee Roasters, which was a significant overweight at the period’s close. Green Mountain is a leading provider of single-cup brewers and portion packs (its branded K-Cups) for coffee and other hot beverages. Investors responded favorably to Green Mountain’s better-than-expected quarterly earnings results; management also raised its full-year earnings guidance. The stock nearly doubled during the period, and we took advantage of the gain to trim our position.

Solid stock selection in the consumer discretionary sector was led by our position in home improvement retailer Lowe’s. The company and its stock continued to benefit from a recovery in the U.S. housing market. Recent data have shown that U.S. home prices are now rising year-over-year for the first time in years. Given the historical relationship between home sales and home improvement spending, we expect to see improving sales, margins, and returns at Lowe’s.

In health care, our position in Edwards Lifesciences detracted from results during the period. We think this medical device company should enjoy several years of strong revenue and earnings growth, driven by its first-to-market transcatheter heart valve technology.

8

The stock fell after the company pre-announced weaker-than-expected quarterly revenue, in part owing to disappointing sales in the United States and Europe. We continue to hold our position as we believe that this weakness is short-term and that the long-term potential of the company’s heart valve technology remains compelling.

At the period’s close, our largest overweight exposures at the sector level were in consumer discretionary and information technology holdings, where we continue to find attractive long-term growth opportunities.

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President and CIO—Focus Growth Equity

Our philosophy focuses on owning what we believe to be strong companies with strong long-term growth prospects, solid business models, and competitive positions that we believe can expand market share and deliver shareholder value in a variety of market environments.

Consistent with our philosophy, stock selection was the main contributor to returns during the period.

Relative to our benchmark, two of our largest contributors were Progressive and Allergan. Progressive is a company that we have owned in the past and have kept on our radar over the years. We felt that its most recent product, Snapshot, added significant upside potential to the insurance company’s value. Snapshot is hardware placed in cars to collect data on drivers’ habits; if it shows they are driving safely, they can save on their car insurance. Regarding Allergan, we continue to believe the company operates at a high level driven by the core ophthalmology franchise as well as by broader use of Botox for conditions such as chronic migraines. In addition, Allergan has continued to complete key acquisitions that we believe will increase shareholder value.

The primary detractors from our performance during the period were VeriFone Systems and Teradata. Shares of VeriFone declined substantially after preannounced earnings largely missed analysts’ expectations. Despite this disappointment, we believe the company’s core business and competitive position in electronic payment-processing are more attractive than they are currently perceived. Finally, Teradata reported earnings that were merely in line with investor expectations after many quarters of doing better. We believe that this database software

9

company, which specializes in aggregating data for business analytics and decision-making, is well-positioned to benefit from stronger technology spending.

Given the volatility we have seen over the past several quarters, it appears that many investors are struggling with how to view the pace of global economic recovery and how to assess factors that threaten economic fundamentals (for example, the European sovereign-debt crisis). Although some fundamentals may be trending upward (from a very low base during the global financial crisis in 2008–2009), we don’t believe we are entering a typical post-recessionary boom cycle. Rather, we believe that the lingering effects of the credit crisis could result in moderate growth at best. Recent economic data suggest some slowing in the global recovery. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management will be of utmost importance.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Partner, Portfolio Manager

David Ricci, CFA, Partner, Portfolio Manager

The U.S. equity market returned 6.2% in the six months through February 2013, as measured by the Russell 1000 Growth Index. Although the presidential election and the “fiscal cliff” negotiations weighed on investor psyches during the period, investors generally chose to focus on several incremental improvements.

In the United States, the housing recovery picked up steam, and overall economic data were encouraging. Overseas, although uncertainty remains, the situation in Europe has stabilized with the European Central Bank’s announcement of its Outright Monetary Transactions program to buy government bonds. For emerging-market countries, the level of growth remains debatable; however, many economies, particularly China’s, appeared to be stabilizing.

Stock selection in multiple sectors was the key driver of our portfolio’s performance relative to the benchmark index. In financials, shares of JPMorgan Chase outperformed after the company reported better-than-expected earnings results driven by better mortgage and trading revenues. Green Mountain Coffee Roasters, in consumer staples, was the second-largest contributor to relative results, boosted by better-than-expected brewer and K-Cup sales and by optimism about the new CEO, Brian Kelley, who brings beverage and operational expertise from Coca-Cola.

Our two largest individual detractors were technology stocks, Apple and Citrix Systems. For Apple, investors were rattled by changes in the management team, concern about slowing iPhone and iPad sales amid increasing competition, and worry about potential saturation of the premium segment of this market. Citrix came under pressure as investors worried about the level of enterprise business spending in the uncertain economic and political environment.

In our view, stocks remain reasonably valued, especially in comparison with bonds. Although many investors have sought the safety of fixed income securities, stocks have continued to rise over the past few years despite a substantial headwind from outgoing asset flow. Early 2013 has seen nascent signs of a reversal of this trend; if so, it would be a boost to equities. That said, a critical issue for the market remains sustaining high operating margins. Those companies that can produce attractive revenue growth and positive operating leverage in 2013 should be rewarded.

We focus––as always––on fundamental analysis to identify quality growth companies that can sustain and improve upon their competitive position and earnings versus peers. In the long term, we believe investors differentiate between average companies and those with superior growth and quality characteristics; i.e., the kind in which we invest. In 2012, we began to see this differentiation occurring again, which improved results for our strategy.

11

U.S. Growth Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.45%	0.31%
30-Day SEC Yield	0.45%	0.59%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	115	574	3,593
Median Market Cap	$34.2B	$53.2B	$38.3B
Price/Earnings Ratio	21.9x	19.2x	17.4x
Price/Book Ratio	3.6x	4.3x	2.2x
Return on Equity	20.7%	23.7%	16.7%
Earnings Growth Rate	20.7%	15.3%	9.3%
Dividend Yield	0.9%	1.8%	2.1%
Foreign Holdings	3.8%	0.0%	0.0%
Turnover Rate
(Annualized)	37%	—	—
Short-Term Reserves	1.5%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 20.2%		16.8%	12.2%
Consumer Staples	6.2	12.8	9.5
Energy	7.1	4.3	10.3
Financials	7.0	4.8	17.2
Health Care	11.3	12.5	12.0
Industrials	6.7	13.0	11.2
Information Technology	36.0	29.4	17.6
Materials	2.8	3.9	3.9
Telecommunication
Services	2.6	2.3	2.6
Utilities	0.1	0.2	3.5

Volatility Measures
	Russell	DJ U.S.
	1000	Total
	Growth	Market
	Index	FA Index
R-Squared	0.98	0.95
Beta	1.11	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.9%
Google Inc. Class A	Internet Software &
	Services	3.8
Mastercard Inc. Class A	Data Processing &
	Outsourced Services	3.3
QUALCOMM Inc.	Communications
	Equipment	2.9
Visa Inc. Class A	Data Processing &
	Outsourced Services	2.8
Allergan Inc.	Pharmaceuticals	2.5
priceline.com Inc.	Internet Retail	2.4
EOG Resources Inc.	Oil & Gas Exploration
	& Production	2.2
Crown Castle	Wireless
International Corp.	Telecommunication
	Services	2.1
Kinder Morgan Inc.	Oil & Gas Storage &
	Transportation	1.9
Top Ten		28.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares.

12

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2002, Through February 28, 2013

U.S. Growth Fund Investor Shares
Russell 1000 Growth Index

Note: For 2013, performance data reflect the six months ended February 28, 2013.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	18.43%	1.94%	6.35%
Admiral Shares	8/13/2001	18.54	2.10	6.55

See Financial Highlights for dividend and capital gains information.

13

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.4%)[1]
Consumer Discretionary (19.7%)
*	priceline.com Inc.	142,220	97,788
*	Liberty Interactive Corp.
	Class A	3,253,491	67,933
*	Amazon.com Inc.	175,240	46,311
	Lowe’s Cos. Inc.	1,108,145	42,276
	News Corp. Class A	1,241,650	35,760
	NIKE Inc. Class B	635,200	34,593
	Harley-Davidson Inc.	637,365	33,545
*	AutoZone Inc.	83,250	31,647
	Walt Disney Co.	554,630	30,277
	Yum! Brands Inc.	412,190	26,990
	Dunkin’ Brands Group Inc.	717,080	26,640
	Comcast Corp. Class A	667,320	26,553
*	Dollar General Corp.	567,760	26,310
	Sirius XM Radio Inc.	8,247,490	25,567
*	Sally Beauty Holdings Inc.	918,795	25,487
	Time Warner Inc.	450,135	23,934
	Home Depot Inc.	345,305	23,653
	Starwood Hotels &
	Resorts Worldwide Inc.	353,475	21,325
	Family Dollar Stores Inc.	366,950	21,118
	Starbucks Corp.	378,200	20,733
	Abercrombie & Fitch Co.	443,260	20,669
*	Discovery
	Communications Inc.
	Class A	259,200	19,007
	DR Horton Inc.	796,520	17,762
	PVH Corp.	145,705	17,754
*	Michael Kors Holdings Ltd.	238,135	14,117
	Lennar Corp. Class A	265,720	10,254
*	Chipotle Mexican Grill Inc.
	Class A	20,930	6,630
	Ralph Lauren Corp. Class A	27,850	4,831
			799,464

			Market
			Value
		Shares	($000)
Consumer Staples (5.9%)
^,*	Green Mountain Coffee
	Roasters Inc.	1,324,443	63,255
	Walgreen Co.	1,441,462	59,014
	Mead Johnson
	Nutrition Co.	311,355	23,324
	CVS Caremark Corp.	419,720	21,456
^	Anheuser-Busch InBev
	NV ADR	210,210	19,758
	Pernod-Ricard SA ADR	725,335	18,913
	Colgate-Palmolive Co.	135,400	15,494
	Lorillard Inc.	378,630	14,592
	PepsiCo Inc.	62,060	4,702
			240,508
Energy (6.7%)
	EOG Resources Inc.	725,675	91,225
	Kinder Morgan Inc.	2,040,955	75,658
	Schlumberger Ltd.	435,765	33,924
	Anadarko Petroleum Corp.	306,270	24,373
*	Cobalt International
	Energy Inc.	560,380	13,825
	National Oilwell Varco Inc.	167,555	11,415
*	Cameron International Corp.	177,065	11,283
	Noble Energy Inc.	83,600	9,265
*	Kinder Morgan Inc.
	Warrants, Exp.
	Date 5/25/17	725,392	3,192
			274,160
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	232

Financials (6.6%)
	Progressive Corp.	2,437,775	59,384
*	IntercontinentalExchange
	Inc.	340,850	52,770
	JPMorgan Chase & Co.	838,185	41,004
	CME Group Inc.	593,525	35,505

14

U.S. Growth Fund

			Market
			Value
		Shares	($000)
	American Express Co.	279,700	17,383
*	Affiliated Managers
	Group Inc.	104,800	15,325
	Citigroup Inc.	351,300	14,744
	T. Rowe Price Group Inc.	168,800	12,017
	BlackRock Inc.	43,790	10,499
	American Tower
	Corporation	107,050	8,307
			266,938
Health Care (10.9%)
	Allergan Inc.	924,060	100,186
*	Celgene Corp.	638,150	65,844
*	Gilead Sciences Inc.	1,376,600	58,795
	Novo Nordisk A/S ADR	320,300	56,052
	Perrigo Co.	288,625	32,664
*	Hologic Inc.	1,149,380	25,091
*	Biogen Idec Inc.	144,955	24,112
*	Edwards
	Lifesciences Corp.	270,240	23,222
	Covidien plc	318,415	20,242
	Agilent Technologies Inc.	420,060	17,424
*	IDEXX Laboratories Inc.	120,300	11,082
*	Regeneron
	Pharmaceuticals Inc.	54,850	9,160
			443,874
Industrials (6.4%)
	Precision Castparts Corp.	148,700	27,746
	Caterpillar Inc.	264,725	24,453
	AMETEK Inc.	548,715	22,953
	Union Pacific Corp.	165,500	22,692
	Eaton Corp. plc	361,470	22,400
	JB Hunt Transport
	Services Inc.	269,000	18,701
	Safran SA ADR	375,155	17,218
*	IHS Inc. Class A	161,326	17,141
	Cummins Inc.	147,195	17,055
*	Stericycle Inc.	163,900	15,721
	Kansas City Southern	152,315	15,684
	Donaldson Co. Inc.	367,100	13,227
	Rockwell Automation Inc.	128,605	11,618
	Norfolk Southern Corp.	158,460	11,575
			258,184
Information Technology (35.0%)
	Apple Inc.	446,180	196,944
*	Google Inc. Class A	193,035	154,660
	Mastercard Inc. Class A	257,210	133,189
	QUALCOMM Inc.	1,805,535	118,497
	Visa Inc. Class A	725,675	115,121
*	Adobe Systems Inc.	1,748,800	68,728
	Intuit Inc.	1,028,500	66,318
*	eBay Inc.	1,129,708	61,772
*	BMC Software Inc.	1,465,392	58,718
	Oracle Corp.	1,576,440	54,009

			Market
			Value
		Shares	($000)
*	Teradata Corp.	826,150	47,966
*	Cognizant Technology
	Solutions Corp. Class A	552,730	42,433
*	VeriSign Inc.	839,644	38,456
*	Citrix Systems Inc.	539,883	38,278
	Altera Corp.	791,140	28,022
*	Facebook Inc. Class A	899,005	24,498
*	Alliance Data
	Systems Corp.	154,260	24,480
*	Juniper Networks Inc.	1,012,100	20,930
*	Salesforce.com Inc.	111,115	18,803
^,*	ServiceNow Inc.	543,805	17,657
	Cisco Systems Inc.	814,115	16,974
*	Splunk Inc.	419,292	15,149
*	NetApp Inc.	418,035	14,142
*	VeriFone Systems Inc.	676,133	12,826
*	LinkedIn Corp. Class A	70,520	11,860
	Broadcom Corp. Class A	274,060	9,348
*	Trimble Navigation Ltd.	109,800	6,525
*	TIBCO Software Inc.	223,305	4,790
			1,421,093
Materials (2.7%)
	Monsanto Co.	559,500	56,526
	Syngenta AG ADR	506,825	43,065
	Praxair Inc.	94,140	10,643
			110,234
Telecommunication Services (2.5%)
*	Crown Castle
	International Corp.	1,246,186	86,984
*	SBA Communications
	Corp. Class A	208,000	14,793
			101,777
Total Common Stocks
(Cost $3,082,789)			3,916,464
Temporary Cash Investments (4.3%)[1]
Money Market Fund (4.0%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.143%	162,399,941	162,400

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Bank of America Securities,
	LLC 0.170%, 3/1/13
	(Dated 2/28/13, Repurchase
	Value $7,400,000,
	collateralized by Federal
	National Mortgage Assn.
	3.000%, 6/1/27)	7,400	7,400

15

U.S. Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6] Fannie Mae Discount
Notes, 0.110%, 3/13/13	2,000	2,000
[5,6] Fannie Mae Discount
Notes, 0.100%, 4/3/13	2,000	1,999
		3,999
Total Temporary Cash Investments
(Cost $173,800)		173,799
Total Investments (100.7%)
(Cost $3,256,589)		4,090,263
Other Assets and Liabilities (-0.7%)
Other Assets		36,712
Liabilities[4]		(66,917)
		(30,205)
Net Assets (100%)		4,060,058

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,572,706
Overdistributed Net Investment Income	(6,216)
Accumulated Net Realized Losses	(344,777)
Unrealized Appreciation (Depreciation)
Investment Securities	833,674
Futures Contracts	4,671
Net Assets	4,060,058

Investor Shares—Net Assets
Applicable to 136,903,131 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,087,164
Net Asset Value Per Share—
Investor Shares	$22.55

Admiral Shares—Net Assets
Applicable to 16,667,560 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	972,894
Net Asset Value Per Share—
Admiral Shares	$58.37

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $29,931,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $30,283,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $3,999,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Growth Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends[1,2]	22,532
Interest[1]	112
Security Lending	210
Total Income	22,854
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,430
Performance Adjustment	(211)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,004
Management and Administrative—Admiral Shares	608
Marketing and Distribution—Investor Shares	238
Marketing and Distribution—Admiral Shares	63
Custodian Fees	25
Shareholders’ Reports—Investor Shares	28
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	8
Total Expenses	8,196
Expenses Paid Indirectly	(49)
Net Expenses	8,147
Net Investment Income	14,707
Realized Net Gain (Loss)
Investment Securities Sold[1]	123,849
Futures Contracts	7,721
Realized Net Gain (Loss)	131,570
Change in Unrealized Appreciation (Depreciation)
Investment Securities	196,062
Futures Contracts	832
Change in Unrealized Appreciation (Depreciation)	196,894
Net Increase (Decrease) in Net Assets Resulting from Operations	343,171

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $89,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,707	14,069
Realized Net Gain (Loss)	131,570	143,533
Change in Unrealized Appreciation (Depreciation)	196,894	345,286
Net Increase (Decrease) in Net Assets Resulting from Operations	343,171	502,888
Distributions
Net Investment Income
Investor Shares	(15,893)	(11,539)
Admiral Shares	(6,323)	(4,059)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,216)	(15,598)
Capital Share Transactions
Investor Shares	(134,199)	(301,969)
Admiral Shares	28,771	88,408
Net Increase (Decrease) from Capital Share Transactions	(105,428)	(213,561)
Total Increase (Decrease)	215,527	273,729
Net Assets
Beginning of Period	3,844,531	3,570,802
End of Period[1]	4,060,058	3,844,531

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,216,000) and $1,293,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.79	$18.12	$14.75	$14.83	$17.89	$19.44
Investment Operations
Net Investment Income	.077	.068	.108[1]	.105	.105	.089
Net Realized and Unrealized Gain (Loss)
on Investments	1.798	2.679	3.370	(.099)	(3.049)	(1.523)
Total from Investment Operations	1.875	2.747	3.478	.006	(2.944)	(1.434)
Distributions
Dividends from Net Investment Income	(.115)	(.077)	(.108)	(.086)	(.116)	(.116)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.115)	(.077)	(.108)	(.086)	(.116)	(.116)
Net Asset Value, End of Period	$22.55	$20.79	$18.12	$14.75	$14.83	$17.89

Total Return[2]	9.06%	15.22%	23.58%	-0.02%	-16.29%	-7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,087	$2,975	$2,893	$2,796	$2,956	$3,637
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.45%	0.44%	0.45%	0.49%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.64%	0.35%	0.61%[1]	0.66%	0.79%	0.47%
Portfolio Turnover Rate	37%	43%	89%	74%	101%	107%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.03%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$53.85	$46.94	$38.20	$38.41	$46.37	$50.42
Investment Operations
Net Investment Income	.243	.258	.345[1]	.338	.335	.325
Net Realized and Unrealized Gain (Loss)
on Investments	4.659	6.924	8.734	(.256)	(7.919)	(3.950)
Total from Investment Operations	4.902	7.182	9.079	.082	(7.584)	(3.625)
Distributions
Dividends from Net Investment Income	(.382)	(.272)	(.339)	(.292)	(.376)	(.425)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.382)	(.272)	(.339)	(.292)	(.376)	(.425)
Net Asset Value, End of Period	$58.37	$53.85	$46.94	$38.20	$38.41	$46.37

Total Return[2]	9.15%	15.38%	23.77%	0.13%	-16.15%	-7.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$973	$869	$678	$737	$838	$1,116
Ratio of Total Expenses to
Average Net Assets[3]	0.32%	0.31%	0.30%	0.29%	0.30%	0.24%
Ratio of Net Investment Income to
Average Net Assets	0.77%	0.49%	0.75%[1]	0.82%	0.98%	0.66%
Portfolio Turnover Rate	37%	43%	89%	74%	101%	107%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.03%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2013, the fund’s average investment in futures contracts represented 2% of net assets, based on quarterly average aggregate settlement values.

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

21

U.S. Growth Fund

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Delaware Management Company, Wellington Management Company, LLP, and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees for Delaware Management Company and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance since November, 30, 2010, relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $211,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $527,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2013, these arrangements reduced the fund’s expenses by $49,000 (an annual rate of 0.00% of average net assets).

22

U.S. Growth Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,916,464	—	—
Temporary Cash Investments	162,400	11,399	—
Futures Contracts—Assets[1]	5	—	—
Futures Contracts—Liabilities[1]	(128)	—	—
Total	4,078,741	11,399	—
1 Represents variation margin on the last day of the reporting period.

F. At February 28, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2013	121	45,777	2,898
E-mini S&P 500 Index	March 2013	300	22,700	1,077
E-mini S&P Mid-Cap 400 Index	March 2013	110	12,119	696

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes

23

U.S. Growth Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital losses totaling $471,784,000 to offset future net capital gains of $123,651,000 through August 31, 2013, $256,306,000 through August 31, 2017, and $91,827,000 through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $3,256,589,000. Net unrealized appreciation of investment securities for tax purposes was $833,674,000, consisting of unrealized gains of $899,873,000 on securities that had risen in value since their purchase and $66,199,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2013, the fund purchased $697,892,000 of investment securities and sold $763,615,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	99,196	4,655	397,474	20,019
Issued in Lieu of Cash Distributions	15,668	744	11,371	625
Redeemed	(249,063)	(11,624)	(710,814)	(37,213)
Net Increase (Decrease) —Investor Shares	(134,199)	(6,225)	(301,969)	(16,569)
Admiral Shares
Issued	118,532	2,139	236,448	4,651
Issued in Lieu of Cash Distributions	5,877	108	3,764	80
Redeemed	(95,638)	(1,719)	(151,804)	(3,027)
Net Increase (Decrease) —Admiral Shares	28,771	528	88,408	1,704

J. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended February 28, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2012	2/28/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,090.58	$2.33
Admiral Shares	1,000.00	1,091.53	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.56	$2.26
Admiral Shares	1,000.00	1,023.21	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Agreements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory agreements with William Blair & Company, L.L.C. (William Blair), Delaware Management Company (Delaware Management), and Wellington Management Company, llp (Wellington Management). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following: William Blair. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, William Blair invests in companies that it believes are of high quality and that have sustainable, above-average growth. In selecting stocks, William Blair considers each company’s leadership position within the market it serves, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

Delaware Management. Delaware Management, an indirect subsidiary of Australia-based Macquarie Group, is a Philadelphia-based investment management firm. Delaware Management invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Delaware Management uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Delaware Management has managed a portion of the fund since 2010.

Wellington Management. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management invests in companies that have demonstrated above-average growth in the past, followed by a thorough review of each company’s business model and an assessment of its valuation. Wellington Management has managed a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

27

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of the fund’s advisors in determining whether to approve the advisory fees, because the advisors are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042013

Semiannual Report | February 28, 2013
Vanguard International Growth Fund

> Vanguard International Growth Fund returned about 14% for the six months ended February 28, 2013.

> The fund’s return was higher than that of its benchmark and the average return for international funds.

> The performance of the fund’s European holdings provided the strongest boost, while its holdings in some Pacific and emerging markets underperformed.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	31
Trustees Approve Advisory Agreements.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2013
Total
Returns
Vanguard International Growth Fund
Investor Shares	14.14%
Admiral™ Shares	14.24
MSCI All Country World Index ex USA	13.06
International Funds Average	12.51

International Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2012, Through February 28, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$17.69	$19.83	$0.347	$0.000
Admiral Shares	56.31	63.09	1.184	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard International Growth Fund returned about 14% for the six months ended February 28, 2013. The return was a bit higher than that of the fund’s comparative index and the average return of international funds.

The advisors’ stock selections in Europe did particularly well, although this was offset to some extent by underperformance in some Pacific and emerging markets.

Stocks overcame concerns en route to substantial gains
Stocks worldwide advanced strongly over the six months ended February 28, though uncertainty at home and abroad periodically stalked the markets. International equities eclipsed their U.S. counterparts as stocks from developed and emerging markets rallied amid optimism over central bankers’ policy moves.

Despite political and fiscal challenges, international stocks returned about 13%. Rising Japanese stocks helped drive the Pacific region’s robust returns as Japan’s newly elected prime minister, Shinzo Abe, advocated aggressive monetary easing to boost his nation’s economy and preempt deflation.

2

European stocks benefited from the European Central Bank’s commitment to preserve the euro, climbing about 13%. Debt-crisis concerns reignited in the period’s final week, though, when Italy’s national elections ended in a political impasse amid voters’ anti-austerity message.

U.S. markets rose nearly 10% as solid corporate earnings and the Federal Reserve’s stimulus program helped boost returns. But the impending enactment of extensive, automatic federal spending cuts (known as the sequester) stoked investors’ anxiety as the six-month period wound down.

Bonds finished flat as yields remained low
The broad U.S. taxable bond market barely squeezed out a gain for the half-year, advancing just 0.15%.

Bond returns were anemic as the yield of the benchmark 10-year U.S. Treasury note climbed during the period; it dropped back a bit in February to finish at about 1.88%, still low by historical standards. (Bond prices and yields move in opposite directions.) Investors, nervous over Italy’s unsettled election results in the period’s final week, were drawn to the perceived safety of Treasury securities.

Market Barometer

			Total Returns
		Periods Ended February 28, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.72%	13.62%	5.21%
Russell 2000 Index (Small-caps)	13.02	14.02	7.35
Russell 3000 Index (Broad U.S. market)	9.97	13.65	5.38
MSCI All Country World Index ex USA (International)	13.06	6.66	-0.87

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.15%	3.12%	5.52%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.01	5.01	6.79
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.34

CPI
Consumer Price Index	0.78%	1.98%	1.86%

3

Although bonds can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Returns on money market funds and savings accounts remained minuscule as the Federal Reserve adhered to its four-year-old policy of keeping short-term interest rates between 0% and 0.25%.

Renewed confidence helped markets to post strong gains
After retreating earlier in 2012, stocks outside the United States regained their footing during the six-month period ended February 28, 2013, as investors felt renewed confidence about the prospects for global growth.

Although there were signs of recession across Europe, the fund experienced its strongest gains there, and the fund’s advisors continued to allocate more of

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.49%	0.36%	1.33%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the fund’s annualized expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: International Funds.

4

the fund’s assets to the region than the benchmark does. The advisors’ European selections, which made up about 55% of fund assets on average, rose a healthy 18%, outperforming European markets in the benchmark, where they had a weighting of about 45%.

Holdings in the United Kingdom, Switzerland, Germany, and Sweden did particularly well. Standout stocks included ARM Holdings (+60%), the U.K.-based semiconductor maker; French retailers PPR (+45%) and L’Oreal (+22%); and German automakers Porsche (+53%) and Daimler (+21%).

Investment insight
The difference between U.S. and non-U.S. returns is still meaningful
Stocks outside the United States have always performed differently than U.S. stocks.
As the accompanying chart shows, the difference between the two groups has lessened in recent years, even as each group takes a turn outperforming the other.

Despite the closer correlation recently, the returns of non-U.S. stocks remain different enough to offer a diversification benefit. That’s why we continue to suggest that investors consider allocating a portion of their stock assets to international markets, which collectively make up close to 55% of global market capitalization. Our research indicates that a 20% allocation to non-U.S. stocks may be a reasonable starting point for investors to consider in their stock portfolios. (For more insight, see our research paper, Considerations for Investing in Non-U.S. Equities, on vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI World Index ex USA from 1982 through 1987 and the MSCI All Country World Index ex USA thereafter. Data are through December 31, 2012.

Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

5

The portfolio’s performance was less distinguished in the Pacific region’s developed markets. The fund’s Japanese stocks rose 6%, lagging the benchmark’s return in Japan of about 15%. The portfolio also missed out on some opportunities in the strongly performing Australian stock market. But a significant boost came from Samsung Electronics (+32%), which helped the fund’s South Korean holdings to outperform.

Emerging-market holdings, which accounted for about 19% of fund assets at the end of the period, were a mixed bag, with disappointments in large markets such as China, where internet heavyweight Baidu (–19%) and medical equipment supplier Shandong Weigao (–15%) weighed on results. Better performance was found in smaller markets such as Brazil, India, and Indonesia.

Holdings in telecommunications, materials, and industrials did well
The fund’s holdings in the telecommunication services, materials, and industrial sectors more than offset subpar selections in information technology. Standouts included Fortescue Metals Group (+32%), the Australian metals and mining firm, which rebounded from concerns over a slowdown in global demand. In industrials, Sweden-based Atlas Copco (+30%) benefited from the announcement of an order from Saudi Arabia’s national utilities operator.

An overweighted position and effective selection in consumer discretionary stocks also helped. A modest underweighting in the top-performing financial sector hurt the fund’s performance compared with that of its index.

Currency prices also affected the fund’s performance during the period. The Japanese yen fell about 17% against the U.S. dollar, reducing returns for U.S. investors, amid rising expectations that Japan’s central bank would ease its monetary policy. In Europe, the British pound fell 4% against the U.S. dollar, crimping returns for U.S. investors, but on the continent the euro had the opposite effect, rising 4% against the dollar.

The fund’s performance is a credit to the portfolio’s advisors, Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited. I’d like to congratulate Baillie Gifford for marking its tenth anniversary recently in managing a portion of International Growth’s holdings. The Baillie Gifford team has been led skillfully for the entire decade by James K. Anderson.

For more about the advisors’ strategies and the fund’s positioning during the six months, see the Advisors’ Report that follows this letter.

6

Low cost and talent drive successful active management
Investors sometimes ask if it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, performance incentives aligned with investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2013

7

Advisors’ Report

For the six months ended February 28, 2013, Vanguard International Growth Fund returned about 14%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 18, 2013.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	49	9,335	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	36	6,813	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	12	2,186	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	3	605	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Head of Global Equities

Over the last six months, our conviction has been reinforced that the world economy will slowly continue to recover from the depredations of the financial crisis. In particular, we believe that although worst-case scenarios may continue to dominate investment discussions, they are far less likely to disrupt the economy. As we look beyond the current business cycle, we believe that powerful long-term forces such as globalization and technological change make it appropriate for us to prioritize growth above stability, and to hunt for the relatively small number of winning companies that can make a real difference to your investment returns.

In our portion of the portfolio, we aim to invest in companies with substantial growth opportunities and the competitive strength to make substantial profits from them. We see several economic and social trends—such as the development of China, the growing reach of the internet, and the increasing global commonality of consumer taste—that should help to drive the growth of our investments. We also believe in the strength of the corporate cultures of many of our holdings and the alignment of their managements with the interests of long-term shareholders.

ARM, the U.K. designer of power-efficient processors increasingly found in many of our mobile devices, was a strong performer over the period. Several of our holdings that cater to the luxury end of the consumer market also did well, with retailers PPR Group (based in France) and Richemont (Switzerland) continuing to grow strongly. Brazilian oil explorer OGX was our most significant detractor after disappointing production news and a management reshuffle.

During the period, our purchases included several European businesses, including German automaker Volkswagen; Elekta, a Swedish radiological equipment manufacturer; and the Spanish discount retailer DIA. We also took new positions in two internet businesses: MercadoLibre is the leading e-commerce platform in South America, similar to eBay, while Schibsted is a Norwegian newspaper business that is increasingly moving into online classified websites. These purchases were funded by the sale of several stocks whose future growth profile no longer meets our aspirations, such as Australian supermarket Woolworths, global brewer SAB Miller, and our longstanding holding of Petrobras, the Brazilian oil company.

We remain optimistic about equity markets and committed to our approach of investing in growth companies for the long run.

9

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Head of Global and International Equities

Simon Webber, CFA

Global markets rallied during the period amid supportive action from central banks, a general easing of the Eurozone crisis, and an improvement in Chinese economic indicators. Toward the end of 2012, markets suffered from concern about the U.S. “fiscal cliff” deadline, but an agreement in early January provided the trigger for further gains. However, despite the decent equity gains, investors remained cautious given the risks to the global economy. Throughout the six-month period, markets began to reconnect with company fundamentals, and we expect corporate confidence to improve steadily as a result. With strong corporate balance sheets, we expect this confidence to lead to additional investment, and we have increased our exposure to a number of well-managed industrial companies, such as Japan’s SMC, that should benefit from this capital spending.

Turning to portfolio performance, telecoms contributed strongly, with Idea Cellular leading relative returns. The Indian telecom is benefiting from growth in demand for its services, a more benign regulatory environment, reduced competitive pressures, and more favorable pricing conditions. Information technology was also a key contributor. Samsung Electronics (South Korea) continued to outperform because of excellent handset sales as it takes share in the important mid-range category. In the same sector, Infineon Technologies (Germany) performed well as markets started to recognize that the semiconductor cycle has bottomed and thus anticipate an earnings improvement.

Energy was the most significant detractor, principally because of U.K.-based BG Group. BG’s shares fell after the company revised downward its 2013 production numbers because of slower progress in some of its growth projects. The prospect of senior management changes added to the uncertainty. Despite initial market concerns over a further production cut in 2013, the new CEO has been well received, and we are confident that the combination of good growth assets and a strong operational team will deliver industry-leading growth in the years ahead.

Emerging markets were a standout contributor, with outperformance in all sectors. Our financial names in this group—Banorte (Mexico), Kasikornbank (Thailand), and Bank Mandiri (Indonesia)—performed especially well. Performance in the United Kingdom weighed on our results, largely because of BG Group.

With central banks remaining strongly supportive and with increasing confidence that global economic growth is normalizing (driven by the United States and China), cash flows into equities are supporting the markets. Share buybacks and mergers-and-acquisitions activity are also increasing. Potential causes of volatility over the next 12 to 18 months include possible resistance to reform in Europe driven by

10

Italy and France; the impact of spending cuts in the United States; unintended consequences of currency volatility, as most developed-world currencies have been weakened versus emerging-market currencies; and the anticipation of normalized global monetary policies. However, a broadly improving global picture supported by slow healing in the developed world, high liquidity, and appealing equity market valuations means any market consolidation would create compelling entry points.

Our portfolio contains a balanced mix of cyclical and defensive growth holdings, anchored by franchises that have demonstrated innovation and consistent growth, such as Swiss pharmaceutical giant Roche, French retailer L’Oreal, and British beverage maker Diageo. We are, as ever, focused on companies with a sustainable competitive advantage, experienced management, and financial strength.

M&G Investment Management Limited

Portfolio Manager
Greg Aldridge

Equity markets appeared to turn a corner during the six-month period, generally rising from the middle of November onward. Policy moves in the Eurozone, the United States, and Japan, as well as continuing positive economic data from China, helped to enliven investors, and a degree of optimism began to overtake the risk aversion that had dominated much of the first half of 2012. In particular, in January many global stock markets hit multiyear highs, as a last-minute solution to the U.S. fiscal cliff sent markets soaring.

In this atmosphere of improving investor sentiment, we have continued to focus on identifying companies that offer attractive and scarce assets, structural growth drivers, and the potential for sustainably high returns available at attractive valuations.

A number of the portfolio’s holdings delivered strong returns. Our leading contributor was European aerospace giant EADS, which continued to benefit from investor recognition of the quality of its business, a solid order book, and potential for long-term growth. Chinese industrial gas producer Yingde Gases boosted returns amid firm demand for gases in its home market, while Inchcape, a U.K.-listed automobile distributor, was bolstered by increasing demand for luxury vehicles, particularly in emerging markets.

Wincor Nixdorf, a German banking and retail IT provider, profited from healthy sentiment in the banking sector, aided by improved sales figures and a positive outlook going into next year as banks consider replacing their aging ATM networks. Techtronic Industries, a Hong Kong-listed power tool manufacturer, also performed well, benefiting from recognition of the quality of its products and increasing market share, particularly in the United States.

11

On the downside, Brazilian oil company Petrobras was the largest drag on our results as controls on fuel prices in Brazil and unexpected cost increases contributed to its underperformance. Dutch firm TNT Express also disappointed. An anticipated takeover of the express delivery company by U.S. logistics firm United Parcel Service fell through after the deal encountered unexpectedly stiff objections from the European Commission’s antitrust regulator, and TNT Express’s share price declined sharply as a result. Other detractors included Compal Electronics, a Taiwan-based contract laptop maker, which struggled with uncertainty over demand for notebook computers as tablets and smartphones increased in popularity, and Statoil, a Norwegian oil and gas producer that lagged in a generally lackluster energy sector.

As active stock pickers, we continue to find compelling investment opportunities at attractive valuations. For example, we purchased Swedish bank Svenska Handelsbanken, which we see as a very traditional business with a culture of managing risk by empowering its local branches, where in-depth knowledge of customers means loans are much more likely to be repaid. The bank has been expanding throughout Scandinavia and, more recently, into the United Kingdom and the Netherlands, and continues to reinvest and grow profitably. We also established a position in Chinese property developer Hang Lung Properties, which we feel is a great long-term value creator in retail development and management in Hong Kong and mainland China.

We sold other holdings because we believed there were more attractively valued companies with better growth prospects available. These sales included Wienerberger, an Austrian brick and tile manufacturer, and Brazilian pulp producer Fibria Celulose. In addition, we dropped CFAO, a French firm that distributes cars and pharmaceuticals throughout Africa, from the portfolio after the Japanese conglomerate TTC bid to take over the company. CFAO had been a long-term holding in the fund, with solid market positions that are very difficult to replicate, high return on capital, and good growth drivers in the nascent African market.

12

International Growth Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.49%	0.36%

Portfolio Characteristics
		MSCI AC
		World
		Index
	Fund	ex USA
Number of Stocks	183	1,819
Median Market Cap	$30.6B	$30.5B
Price/Earnings Ratio	15.6x	15.9x
Price/Book Ratio	2.0x	1.6x
Return on Equity	18.7%	15.8%
Earnings Growth Rate	13.1%	4.8%
Dividend Yield	2.0%	3.1%
Turnover Rate
(Annualized)	35%	—
Short-Term Reserves	1.2%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	16.1%	9.7%
Consumer Staples	8.3	10.6
Energy	5.1	9.8
Financials	22.2	26.4
Health Care	7.6	7.4
Industrials	15.1	10.7
Information Technology	13.1	6.3
Materials	9.9	10.4
Telecommunication Services	2.1	5.3
Utilities	0.5	3.4

Volatility Measures
		MSCI AC
	Spliced	World
	International	Index
	Index	ex USA
R-Squared	0.97	0.98
Beta	1.06	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	2.5%
AIA Group Ltd.	Life & Health
	Insurance	2.3
L'Oreal SA	Personal Products	2.3
Atlas Copco AB Class A	Industrial Machinery	2.0
Baidu Inc. ADR	Internet Software &
	Services	2.0
Inditex SA	Apparel Retail	1.9
BHP Billiton Ltd.	Diversified Metals &
	Mining	1.9
PPR	Department Stores	1.7
Syngenta AG	Fertilizers &
	Agricultural
	Chemicals	1.7
Samsung Electronics Co.
Ltd.	Semiconductors	1.6
Top Ten		19.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares.

13

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	17.3%	15.1%
France	9.4	6.5
Switzerland	7.3	6.3
Germany	6.4	5.9
Sweden	5.8	2.3
Spain	3.4	2.0
Italy	1.9	1.4
Norway	1.8	0.6
Denmark	1.6	0.8
Other	1.5	3.5
Subtotal	56.4%	44.4%
Pacific
Japan	8.1%	14.1%
Hong Kong	4.6	2.2
South Korea	3.7	3.6
Australia	3.8	6.4
Other	0.4	1.4
Subtotal	20.6%	27.7%
Emerging Markets
China	7.5%	4.3%
Brazil	3.7	3.0
India	1.5	1.5
Turkey	1.3	0.5
Other	4.7	10.6
Subtotal	18.7%	19.9%
North America
Canada	1.7%	7.6%
United States	1.4	0.0
Subtotal	3.1%	7.6%
Middle East
Israel	1.2%	0.4%

14

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2002, Through February 28, 2013

International Growth Fund Investor Shares
Spliced International Index

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended February 28, 2013.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	20.01%	-1.35%	9.64%
Admiral Shares	8/13/2001	20.18	-1.20	9.83

See Financial Highlights for dividend and capital gains information.

15

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.8%)[1]
Argentina (0.3%)
MercadoLibre Inc.	650,100	55,655

Australia (3.3%)
Fortescue Metals
Group Ltd.	32,107,535	153,399
Brambles Ltd.	14,934,900	133,258
Woodside Petroleum Ltd.	2,532,175	96,615
Newcrest Mining Ltd.	3,675,320	84,257
James Hardie
Industries plc	6,196,069	61,881
Cochlear Ltd.	743,560	53,777
Atlas Iron Ltd.	22,897,352	33,957
Sims Metal
Management Ltd.	1,026,080	11,373
		628,517
Brazil (3.6%)
BM&FBovespa SA	20,386,500	138,114
Vale SA Class B ADR	6,764,400	124,262
Itau Unibanco
Holding SA ADR	6,596,075	116,487
Cia Brasileira de
Distribuicao Grupo
Pao de Acucar ADR	1,752,950	88,840
Raia Drogasil SA	5,844,900	67,384
Petroleo Brasileiro SA
Prior Pfd.	4,870,000	40,866
Vale SA Prior Pfd.	1,990,000	36,746
Itau Unibanco Holding SA
Prior Pfd.	1,928,164	34,162
Banco do Brasil SA	2,179,767	29,006
* OGX Petroleo e Gas
Participacoes SA	4,880,400	7,767
BRF - Brasil Foods SA	204,451	4,436
		688,070

			Market
			Value
		Shares	($000)
Canada (1.7%)
	Suncor Energy Inc.	3,904,767	118,326
	Toronto-Dominion Bank	1,240,374	102,056
	First Quantum
	Minerals Ltd.	2,117,676	39,448
	Canadian Pacific
	Railway Ltd.	264,598	32,188
	Sherritt International Corp.	2,615,219	13,466
*	Harry Winston
	Diamond Corp.	732,000	11,464
			316,948
Chile (0.3%)
	Sociedad Quimica y
	Minera de Chile
	SA ADR	1,132,400	62,758

China (7.4%)
	Tencent Holdings Ltd.	13,702,000	471,817
*	Baidu Inc. ADR	4,081,700	370,455
	CNOOC Ltd.	45,461,000	88,850
	Beijing Enterprises
	Holdings Ltd.	9,811,500	75,057
	Industrial & Commercial
	Bank of China Ltd.	80,590,000	57,776
	China Resources
	Enterprise Ltd.	17,714,000	57,496
	China Overseas Land
	& Investment Ltd.	15,424,000	46,739
	Belle International
	Holdings Ltd.	23,826,000	43,704
*	Youku Tudou Inc. ADR	2,077,149	42,353
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	44,588,000	41,480
	Yingde Gases	31,000,000	36,330
	Mindray Medical
	International Ltd. ADR	889,174	33,442
*	New Oriental Education
	& Technology Group
	Inc. ADR	2,099,500	31,912

16

International Growth Fund

			Market
			Value
		Shares	($000)
*,^	Chaoda Modern
	Agriculture Holdings
	Ltd.	17,258,719	1,113
			1,398,524
Denmark (1.6%)
	Novo Nordisk A/S Class B	902,128	157,723
^	Novozymes A/S	3,172,000	110,635
	AP Moeller - Maersk A/S
	Class B	3,750	29,935
			298,293
France (8.9%)
	L’Oreal SA	2,863,660	427,196
	PPR	1,429,120	319,483
	Sanofi	2,071,502	195,629
	Cie Generale d’Optique
	Essilor International SA	1,347,722	138,734
	Schneider Electric SA	1,435,325	109,936
	Safran SA	2,034,318	92,969
	BNP Paribas SA	1,405,562	78,619
	LVMH Moet Hennessy
	Louis Vuitton SA	406,540	69,763
	European Aeronautic
	Defence and Space
	Co. NV	1,190,000	60,661
	Publicis Groupe SA	795,027	52,424
	Total SA	836,870	41,781
	Vallourec SA	770,000	40,917
	Arkema SA	385,772	39,111
*	Societe Generale SA	723,498	27,579
			1,694,802
Germany (6.0%)
	GEA Group AG	3,844,887	136,530
	Daimler AG	2,264,491	134,513
	Porsche Automobil
	Holding SE Prior Pfd.	1,518,515	119,939
	Infineon
	Technologies AG	12,949,152	110,480
	Volkswagen AG	483,893	99,408
	Adidas AG	1,049,656	95,405
	HeidelbergCement AG	1,359,659	93,431
	MTU Aero Engines
	Holding AG	570,000	52,860
	SAP AG	650,000	50,759
	BASF SE	535,817	50,322
	Symrise AG	1,260,000	47,709
^	Aixtron SE NA	3,130,112	41,403
	Software AG	1,050,000	41,318
	Wincor Nixdorf AG	779,335	39,409
^	SMA Solar
	Technology AG	719,595	20,776
			1,134,262
Hong Kong (4.6%)
	AIA Group Ltd.	102,596,200	443,684
	Jardine Matheson
	Holdings Ltd.	3,035,947	192,225

			Market
			Value
		Shares	($000)
	Hong Kong Exchanges
	and Clearing Ltd.	4,514,200	81,053
	Swire Pacific Ltd.
	Class A	5,499,000	70,935
	Techtronic Industries Co.	17,003,782	33,824
	Hang Lung
	Properties Ltd.	8,300,000	32,171
^	Esprit Holdings Ltd.	6,934,939	9,021
			862,913
India (1.5%)
	Housing Development
	Finance Corp.	7,692,900	107,038
*	Idea Cellular Ltd.	40,822,574	88,258
	Tata Motors Ltd.	8,967,223	48,111
	HDFC Bank Ltd.	3,724,019	42,898
			286,305
Indonesia (0.6%)
	Bank Mandiri Persero
	Tbk PT	77,192,500	80,160
	Bank Rakyat Indonesia
	Persero Tbk PT	28,896,500	28,204
			108,364
Ireland (0.2%)
	Kerry Group plc Class A	810,000	45,429

Israel (1.2%)
*	Check Point Software
	Technologies Ltd.	4,334,249	227,591

Italy (1.8%)
*	UniCredit SPA	36,182,044	182,503
*,^	Fiat SPA	28,230,717	150,672
			333,175
Japan (7.3%)
	SMC Corp.	1,263,000	218,926
	Rakuten Inc.	19,991,600	172,804
	Astellas Pharma Inc.	2,794,088	150,930
	Sumitomo Mitsui
	Financial Group Inc.	3,397,300	135,583
	FANUC Corp.	666,200	102,727
	Softbank Corp.	2,673,500	99,023
^	Seven &
	I Holdings Co. Ltd.	3,061,900	89,371
	Suzuki Motor Corp.	2,640,300	63,125
	Nippon Telegraph &
	Telephone Corp.	1,217,900	55,649
	Toyota Motor Corp.	1,080,083	55,472
	Sekisui Chemical Co. Ltd.	4,917,000	47,688
	Sysmex Corp.	829,996	43,490
	Kyocera Corp.	455,100	39,589
	Canon Inc.	1,079,922	39,082
	MISUMI Group Inc.	1,307,610	33,358
^	Gree Inc.	2,710,000	32,950
			1,379,767

17

International Growth Fund

		Market
		Value
	Shares	($000)
Luxembourg (0.1%)
* Reinet Investments SCA	542,339	9,793

Mexico (0.7%)
Grupo Financiero
Banorte SAB de CV	12,596,736	93,593
* Grupo Financiero
Santander Mexico SAB
de CV ADR	2,413,654	36,012
		129,605
Netherlands (0.6%)
* ING Groep NV	9,595,834	76,823
Heineken NV	394,976	29,433
TNT Express NV	1,479,130	11,183
		117,439
Norway (1.7%)
Statoil ASA	6,778,696	168,279
DNB ASA	7,510,438	111,625
Schibsted ASA	1,235,956	52,302
		332,206
Peru (0.8%)
Credicorp Ltd.
(New York Shares)	956,122	143,399

Portugal (0.4%)
Jerónimo Martins
SGPS SA	3,627,182	72,295

Russia (0.6%)
Sberbank of Russia ADR	5,395,919	74,147
Mail.ru Group Ltd. GDR	1,266,000	42,538
		116,685
Singapore (0.4%)
Singapore Exchange Ltd.	6,541,000	40,020
DBS Group Holdings Ltd.	2,754,339	33,495
		73,515
South Africa (0.4%)
MTN Group Ltd.	1,540,000	29,951
Impala Platinum
Holdings Ltd.	1,778,600	27,352
Sasol Ltd.	549,196	23,359
		80,662
South Korea (3.7%)
Samsung
Electronics Co. Ltd.	213,575	302,503
Shinhan Financial
Group Co. Ltd.	2,441,226	96,041
NHN Corp.	312,858	75,756
Hyundai Mobis	247,479	71,225
^ Celltrion Inc.	2,358,314	58,214
Hyundai Motor Co.	284,257	56,871
Hankook Tire Co. Ltd.	805,001	36,472
		697,082

		Market
		Value
	Shares	($000)
Spain (3.3%)
Inditex SA	2,683,385	358,727
* Banco Santander SA	26,786,012	202,820
Distribuidora Internacional
de Alimentacion SA	7,176,919	55,996
		617,543
Sweden (5.7%)
Atlas Copco AB Class A	13,275,645	384,803
Svenska Handelsbanken
AB Class A	5,656,352	245,178
Sandvik AB	12,672,533	205,121
Alfa Laval AB	5,199,985	120,619
Elekta AB Class B	4,093,089	61,299
Telefonaktiebolaget LM
Ericsson Class B	4,500,000	54,705
^ Oriflame Cosmetics SA	406,544	14,036
		1,085,761
Switzerland (7.2%)
Syngenta AG	751,696	319,009
Roche Holding AG	1,085,066	248,272
Nestle SA	2,098,835	146,521
Cie Financiere
Richemont SA	1,718,964	137,876
Geberit AG	494,180	119,261
Credit Suisse Group AG	3,523,557	93,930
ABB Ltd.	3,984,182	90,643
Novartis AG	889,174	60,213
Swatch Group AG (Bearer)	96,145	54,603
Zurich Insurance Group AG	197,711	53,980
Holcim Ltd.	585,809	47,163
		1,371,471
Taiwan (0.5%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	22,370,508	79,086
Compal Electronics Inc.	22,757,304	16,133
		95,219
Thailand (0.5%)
Kasikornbank PCL
(Foreign)	12,705,056	93,039

Turkey (1.2%)
Turkiye Garanti
Bankasi AS	37,457,981	179,143
BIM Birlesik
Magazalar AS	1,198,546	56,778
		235,921
United Kingdom (16.3%)
BHP Billiton plc	11,327,990	357,467
Prudential plc	19,166,431	284,484
Standard Chartered plc	9,882,732	268,265
ARM Holdings plc	18,243,000	264,114
BG Group plc	13,856,253	244,336

18

International Growth Fund

		Market
		Value
	Shares	($000)
Rolls-Royce Holdings plc	14,445,916	224,725
WPP plc	13,484,285	214,859
Diageo plc	6,477,457	194,235
Meggitt plc	16,360,413	112,445
Shire plc	2,991,760	93,607
Vodafone Group plc	32,972,082	82,701
British American
Tobacco plc	1,530,803	79,638
Centrica plc	12,286,837	65,528
AMEC plc	4,114,492	64,974
Capita plc	5,095,552	63,526
Inchcape plc	8,080,212	61,744
Burberry Group plc	2,741,016	57,077
HSBC Holdings plc	5,141,835	56,950
Unilever plc	1,430,000	56,948
Carnival plc	1,200,000	45,015
GlaxoSmithKline plc	2,018,949	44,491
G4S plc	10,000,000	43,969
Aggreko plc	1,614,241	41,380
Ultra Electronics
Holdings plc	1,500,000	38,430
AZ Electronic
Materials SA	4,888,251	28,596
		3,089,504
United States (1.4%)
* Amazon.com Inc.	1,000,200	264,323
Total Common Stocks
(Cost $14,821,036)		18,146,835

		Market
		Value
	Shares	($000)
Temporary Cash Investments (5.9%)[1]
Money Market Fund (5.6%)
[2,3] Vanguard Market
Liquidity Fund,
0.143%	1,058,840,596	1,058,841

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.3%)
[4,5,6] Fannie Mae
Discount Notes,
0.110%, 3/13/13	15,000	14,999
[4,5,6] Fannie Mae
Discount Notes,
0.097%, 3/27/13	11,500	11,499
[4,5] Fannie Mae
Discount Notes,
0.100%, 4/3/13	5,000	4,999
[4,6] Fannie Mae
Discount Notes,
0.100%, 5/8/13	5,000	4,999
[4,5,6] Fannie Mae
Discount Notes,
0.140%, 5/22/13	10,300	10,296
[5,7] Federal Home Loan
Bank Discount Notes,
0.110%, 5/15/13	2,500	2,499
[4,5] Freddie Mac
Discount Notes,
0.118%, 3/11/13	10,000	10,000
		59,291
Total Temporary Cash Investments
(Cost $1,118,134)		1,118,132

Total Investments (101.7%)
(Cost $15,939,170)		19,264,967
Other Assets and Liabilities (-1.7%)
Other Assets		157,018
Liabilities[3]		(482,652)
		(325,634)
Net Assets (100%)		18,939,333

19

International Growth Fund

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	17,656,805
Overdistributed Net Investment Income	(29,750)
Accumulated Net Realized Losses	(2,023,864)
Unrealized Appreciation (Depreciation)
Investment Securities	3,325,797
Futures Contracts	33,615
Forward Currency Contracts	(22,813)
Foreign Currencies	(457)
Net Assets	18,939,333

Investor Shares—Net Assets
Applicable to 486,248,686 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,644,683
Net Asset Value Per Share—
Investor Shares	$19.83

Admiral Shares—Net Assets
Applicable to 147,323,424 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,294,650
Net Asset Value Per Share—
Admiral Shares	$63.09

• See Note A to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $295,848,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash    investment positions respresent 98.8% and 2.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $311,447,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $30,464,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $22,682,000 have been segregated as collateral for open forward currency contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
   ADR -- American Depositary Receipt.
   GDR -- Global Depositary Receipt.

   See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends[1]	93,869
Interest[2]	474
Security Lending	3,774
Total Income	98,117
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,191
Performance Adjustment	2,669
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,133
Management and Administrative—Admiral Shares	5,625
Marketing and Distribution—Investor Shares	937
Marketing and Distribution—Admiral Shares	762
Custodian Fees	1,537
Shareholders’ Reports—Investor Shares	58
Shareholders’ Reports—Admiral Shares	27
Trustees’ Fees and Expenses	31
Total Expenses	36,970
Net Investment Income	61,147
Realized Net Gain (Loss)
Investment Securities Sold	257,630
Futures Contracts	39,802
Foreign Currencies and Forward Currency Contracts	7,466
Realized Net Gain (Loss)	304,898
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,986,112
Futures Contracts	19,482
Foreign Currencies and Forward Currency Contracts	(28,618)
Change in Unrealized Appreciation (Depreciation)	1,976,976
Net Increase (Decrease) in Net Assets Resulting from Operations	2,343,021

1 Dividents are net of foreign withholding taxes of $5,418,000.

2 Interest income from an affiliated company of the fund was $425,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,147	345,092
Realized Net Gain (Loss)	304,898	(191,051)
Change in Unrealized Appreciation (Depreciation)	1,976,976	(373,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,343,021	(219,710)
Distributions
Net Investment Income
Investor Shares	(167,941)	(192,236)
Admiral Shares	(166,372)	(128,519)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(334,313)	(320,755)
Capital Share Transactions
Investor Shares	(540,853)	(1,408,477)
Admiral Shares	833,578	1,222,056
Net Increase (Decrease) from Capital Share Transactions	292,725	(186,421)
Total Increase (Decrease)	2,301,433	(726,886)
Net Assets
Beginning of Period	16,637,900	17,364,786
End of Period[1]	18,939,333	16,637,900

1 Net Assets -- End of Period includes undistributed (overdistributed) net investment income of ($29,750,000) and $242,630,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.69	$18.27	$16.27	$15.73	$20.43	$26.13
Investment Operations
Net Investment Income	.063	.361	.351	.291	.398[1]	.473
Net Realized and Unrealized Gain (Loss)
on Investments	2.424	(.607)	1.954	.535	(3.633)	(3.431)
Total from Investment Operations	2.487	(.246)	2.305	.826	(3.235)	(2.958)
Distributions
Dividends from Net Investment Income	(.347)	(.334)	(.305)	(.286)	(.562)	(.528)
Distributions from Realized Capital Gains	—	—	—	—	(.903)	(2.214)
Total Distributions	(.347)	(.334)	(.305)	(.286)	(1.465)	(2.742)
Net Asset Value, End of Period	$19.83	$17.69	$18.27	$16.27	$15.73	$20.43

Total Return[2]	14.14%	-1.14%	14.10%	5.19%	-13.75%	-12.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,645	$9,115	$10,878	$10,493	$10,226	$11,969
Ratio of Total Expenses to
Average Net Assets[3]	0.48%	0.49%	0.47%	0.49%	0.53%	0.47%
Ratio of Net Investment Income to
Average Net Assets	0.62%	2.04%	1.85%	1.74%	2.84%[1]	2.07%
Portfolio Turnover Rate	35%	30%	43%	44%	51%	55%

The expense ratio, net income ratio, and turnover rate for the current eriod have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$56.31	$58.17	$51.81	$50.08	$65.09	$83.26
Investment Operations
Net Investment Income	.238	1.229	1.192	1.009	1.340[1]	1.649
Net Realized and Unrealized Gain (Loss)
on Investments	7.726	(1.945)	6.209	1.708	(11.571)	(10.929)
Total from Investment Operations	7.964	(.716)	7.401	2.717	(10.231)	(9.280)
Distributions
Dividends from Net Investment Income	(1.184)	(1.144)	(1.041)	(.987)	(1.909)	(1.845)
Distributions from Realized Capital Gains	—	—	—	—	(2.870)	(7.045)
Total Distributions	(1.184)	(1.144)	(1.041)	(.987)	(4.779)	(8.890)
Net Asset Value, End of Period	$63.09	$56.31	$58.17	$51.81	$50.08	$65.09

Total Return[2]	14.24%	-1.01%	14.21%	5.36%	-13.57%	-12.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,295	$7,523	$6,487	$4,353	$3,934	$4,845
Ratio of Total Expenses to
Average Net Assets[3]	0.35%	0.36%	0.34%	0.33%	0.34%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.75%	2.17%	1.98%	1.90%	3.03%[1]	2.26%
Portfolio Turnover Rate	35%	30%	43%	44%	51%	55%

The expense ratio, net income ratio, and turnover rate for the current eriod have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and

25

International Growth Fund

payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any assets posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended February 28, 2013, the fund’s average investment in futures contracts represented 2% of net assets, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 2% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

26

International Growth Fund

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index for periods prior to December 1, 2010, and the MSCI All Country World Index ex USA beginning December 1, 2010. The benchmark change will be fully phased in by December 2013. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $2,669,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $2,486,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,660,758	—	—
Common Stocks—Other	705,754	15,780,323	—
Temporary Cash Investments	1,058,841	59,291	—
Futures Contracts—Assets[1]	6,176	—	—
Forward Currency Contracts—Assets	—	140	—
Forward Currency Contracts—Liabilities	—	(22,953)	—
Total	3,431,529	15,816,801	—

1 Represents variation margin on the last day of the reporting period.

27

International Growth Fund

E. At February 28, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	6,176	140	6,316
Liabilities	—	(22,953)	(22,953)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 28, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	39,802	—	39,802
Forward Currency Contracts	—	6,680	6,680
Realized Net Gain (Loss) on Derivatives	39,802	6,680	46,482

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	19,482	—	19,482
Forward Currency Contracts	—	(27,496)	(27,496)
Change in Unrealized Appreciation (Depreciation) on Derivatives	19,482	(27,496)	(8,014)

At February 28, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	March 2013	1,866	180,105	9,386
Dow Jones EURO STOXX 50 Index	March 2013	5,110	176,034	(960)
Topix Index	March 2013	1,355	142,609	19,182
S&P ASX 200 Index	March 2013	589	76,655	6,007

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

International Growth Fund

At February 28, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	3/20/13	GBP	112,226	USD	179,438	(9,136)
Brown Brothers Harriman & Co.	3/20/13	EUR	134,858	USD	178,920	(2,668)
Brown Brothers Harriman & Co.	3/12/13	JPY	9,901,283	USD	116,762	(9,733)
Brown Brothers Harriman & Co.	3/26/13	AUD	69,142	USD	72,034	(1,416)
Brown Brothers Harriman & Co.	3/12/13	JPY	2,007,988	USD	21,566	140

AUD -- Australian dollar.

EUR -- Euro.

GBP -- British pound.

JPY -- Japanese yen.

USD -- U.S. dollar

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized net foreign currency gains of $786,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at February 28, 2013, had unrealized appreciation of $829,000, as of October 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at August 31, 2012, the fund had available capital losses totaling $2,320,887,000 to offset future net capital gains. Of this amount, $2,143,263,000 is subject to expiration dates; $267,649,000 may be used to offset future net capital gains through August 31, 2017, and $1,875,614,000 through August 31, 2018. Capital losses of $177,624,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

29

International Growth Fund

At February 28, 2013, the cost of investment securities for tax purposes was $15,939,999,000.

Net unrealized appreciation of investment securities for tax purposes was $3,324,968,000, consisting of unrealized gains of $4,165,842,000 on securities that had risen in value since their purchase and $840,874,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 28, 2013, the fund purchased $3,016,697,000 of investment securities and sold $3,256,654,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	397,259	20,627	1,493,068	86,871
Issued in Lieu of Cash Distributions	164,255	8,645	188,225	11,845
Redeemed[1]	(1,102,367)	(58,292)	(3,089,770)	(178,841)
Net Increase (Decrease) —Investor Shares	(540,853)	(29,020)	(1,408,477)	(80,125)
Admiral Shares
Issued	1,192,920	19,670	2,150,931	38,890
Issued in Lieu of Cash Distributions	155,792	2,578	119,571	2,366
Redeemed[1]	(515,134)	(8,530)	(1,048,446)	(19,175)
Net Increase (Decrease) —Admiral Shares	833,578	13,718	1,222,056	22,081

1 Net of redemption fees for fiscal 2012 of $690,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

I. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended February 28, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2012	2/28/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,141.44	$2.55
Admiral Shares	1,000.00	1,142.36	1.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.41	$2.41
Admiral Shares	1,000.00	1,023.06	1.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.), Baillie Gifford Overseas Ltd. (Baillie Gifford), and M&G Investment Management Limited (M&G), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that the retention of the fund’s advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following: Schroder. Schroders plc., the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. Schroder has advised the fund since its inception in 1981.

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in high-quality growth companies with a sustainable competitive advantage. Baillie Gifford considers sustainable earnings and free cash flow growth to be the most important determinants of a company’s prospects. The firm takes a bottom-up, stock-driven approach to sector and country allocation, with the objective of selecting stocks that sustain an above-average growth rate and trade at a reasonable price. Baillie Gifford has advised a portion of the International Growth Fund since 2003.

M&G. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G constructs a portfolio using a long-term, bottom-up investment approach that focuses on identifying underappreciated, quality companies with high return and growth potential. M&G seeks companies in three categories: quality—high-quality companies with scarce assets that support sustainable, superior returns; growth—companies using scarce assets to grow faster than their competitors; and transforming—companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns. M&G has advised a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

33

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042013

Semiannual Report | February 28, 2013
Vanguard FTSE Social Index Fund

> Vanguard FTSE Social Index Fund returned more than 13% for the six months ended February 28, 2013.

> The fund’s return was in line with that of its target index and ahead of the average return for large-capitalization growth funds.

> Financial, health care, and information technology stocks contributed most to the fund’s result.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the isks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It as featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2013
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	13.53%
Institutional Shares	13.55
FTSE4Good US Select Index	13.72
Large-Cap Growth Funds Average	6.62
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2012, Through February 28, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$8.30	$9.27	$0.142	$0.000
Institutional Shares	8.31	9.27	0.154	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2013, Vanguard FTSE Social Index Fund returned more than 13%. This result was in line with that of its benchmark index, the FTSE4Good US Select Index. The fund’s return was higher than the average for large-capitalization growth funds, as well as the return of the broad U.S. stock market.

The fund’s performance can mostly be attributed to the double-digit returns of its three largest sectors: financials, health care, and information technology. Because companies in these sectors are more likely to meet the social and environmental criteria established by the index provider, the fund tends to have heavy exposure to these areas.

Stocks overcame concerns en route to substantial gains
Stocks worldwide advanced strongly over the six months ended February 28, though uncertainty both at home and abroad periodically stalked the markets. International equities eclipsed their U.S. counterparts as stocks from developed and emerging markets rallied amid optimism over central bankers’ policy moves.

Despite political and fiscal challenges, international stocks returned about 13%. Rising Japanese stocks helped drive the Pacific region’s solid returns as Japan’s

2

newly elected prime minister, Shinzo Abe, advocated aggressive monetary easing to boost his nation’s economy and preempt deflation.

European stocks benefited from the European Central Bank’s commitment to preserve the euro, climbing about 13%. Debt-crisis concerns reignited in the period’s final week, though, when Italy’s national elections ended in a political impasse over austerity measures.

U.S. markets rose nearly 10% as solid corporate earnings and the Federal Reserve’s stimulus program helped boost returns. But the impending enactment of broad, automatic federal spending cuts (known as the sequester) stoked investors’ anxiety as the six-month period wound down.

Bonds finished flat as yields remained low
The broad U.S. taxable bond market barely squeezed out a gain for the half-year, advancing just 0.15%.

Bond returns were anemic as the yield of the benchmark 10-year U.S. Treasury note climbed; it dropped back a bit in February to finish at about 1.88%, still low by historical standards. (Bond prices and yields move in opposite directions.) Investors, nervous over Italy’s unsettled

Market Barometer

			Total Returns
		Periods Ended February 28, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.72%	13.62%	5.21%
Russell 2000 Index (Small-caps)	13.02	14.02	7.35
Russell 3000 Index (Broad U.S. market)	9.97	13.65	5.38
MSCI All Country World Index ex USA (International)	13.06	6.66	-0.87

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.15%	3.12%	5.52%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.01	5.01	6.79
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.34

CPI
Consumer Price Index	0.78%	1.98%	1.86%

3

election results in the period’s final week, were drawn to the perceived safety of Treasury securities.

Although bonds can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Returns for money market funds and savings accounts remained minuscule as the Federal Reserve adhered to its four-year-old policy of keeping short-term interest rates between 0% and 0.25%.

Stocks meeting the fund’s criteria outperformed the broad market
Vanguard FTSE Social Index Fund invests in the stocks of companies that the index provider has screened for criteria such as environmental issues, human rights, labor rights, health and safety practices, and corporate responsibility. The index avoids companies that are involved with tobacco, alcohol, adult entertainment, firearms, gambling, or nuclear power.

The fund posted positive results in all ten market sectors for the period. However, as I mentioned earlier, its strong performance can mostly be attributed to holdings in just a few sectors—financials, health care, and

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.28%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.28% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Large-Cap Growth Funds.

4

information technology. For the six months, these three sectors accounted for about 67% of the index, on average, and contributed almost 10 percentage points to the fund’s total return.

Financial stocks—which constituted the index’s largest holding—were among the market’s top performers. After the trauma of the financial crisis, the industry has experienced a widespread resurgence that continued throughout the six months. Shares of investment banks, asset management firms, and insurance companies made significant contributions to the fund’s advance.

While health care and information technology holdings did well in general, it was the index’s heavy exposure to a few top-performing areas of these sectors that boosted returns most. Within health care, stocks of pharmaceutical companies and biotechnology firms stood out, while internet software companies and IT services firms led results in technology.

Stocks in the consumer discretionary, consumer staples, and industrial sectors each added about 1 percentage point to the fund’s total return.

In saving for your future, right now is always the right time
February 25 to March 2 was “America Saves Week,” an annual event aimed at encouraging people to set aside more for the future. I know a week devoted to promoting saving isn’t going to generate a lot of popular excitement or headlines. But it is, without doubt, a worthy cause.

My view is that you should save more than you think you’ll need, particularly for retirement. How much? The right answer is different for everyone. The Vanguard Center for Retirement Research advises that a good target range is between 12% and 15% of your take-home pay, including any match from a workplace retirement plan. If you can’t afford to save that much today, start where you can and increase your savings as your circumstances allow.

If you do take steps to increase your savings now—before another America Saves Week comes and goes—you’ll thank yourself later. A Vanguard study called Penny Saved, Penny Earned (available at vanguard.com/research) examined the different levers we employ to achieve financial security. Our researchers found that retirement investors looking to improve the odds of reaching their goals are likely to do better by saving more over longer periods than by relying on the possibility of higher portfolio returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2013

5

FTSE Social Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.29%	0.16%
30-Day SEC Yield	1.57%	1.68%

Portfolio Characteristics
			DJ U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	340	340	3,593
Median Market Cap	$39.3B	$39.3B	$38.3B
Price/Earnings Ratio	17.8x	17.8x	17.4x
Price/Book Ratio	2.1x	2.1x	2.2x
Return on Equity	16.9%	16.9%	16.7%
Earnings Growth Rate	9.4%	9.4%	9.3%
Dividend Yield	1.8%	1.8%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Consumer Discretionary	9.4%	9.4%	12.2%
Consumer Staples	6.8	6.8	9.5
Energy	4.8	4.8	10.3
Financials	24.3	24.3	17.2
Health Care	23.6	23.6	12.0
Industrials	6.5	6.5	11.2
Information Technology	19.0	19.0	17.6
Materials	4.0	4.0	3.9
Telecommunication
Services	0.4	0.4	2.6
Utilities	1.2	1.2	3.5

Volatility Measures
		DJ U.S.
	FTSE	Total
	4Good	Market
	US Select	FA
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Google Inc. Class A	Internet Software &
	Services	3.0%
Procter & Gamble Co.	Household Products	3.0
Johnson & Johnson	Pharmaceuticals	2.9
Pfizer Inc.	Pharmaceuticals	2.8
JPMorgan Chase & Co.	Diversified Financial
	Services	2.6
Oracle Corp.	Systems Software	2.3
Merck & Co. Inc.	Pharmaceuticals	1.8
Citigroup Inc.	Diversified Financial
	Services	1.7
Bank of America Corp.	Diversified Financial
	Services	1.7
QUALCOMM Inc.	Communications
	Equipment	1.6
Top Ten		23.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.28% for Investor Shares and 0.16% for Institutional Shares.

6

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2002, Through February 28, 2013

FTSE Social Index Fund Investor Shares
Spliced Social Index

For a benchmark description, see the Glossary.

Note: For 2013, performance data reflect the six months ended February 28, 2013.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	17.84%	0.82%	5.40%
Institutional Shares	1/14/2003	17.84	0.94	4.85[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

7

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (9.4%)
*	Amazon.com Inc.	33,379	8,821
	Ford Motor Co.	365,142	4,604
	Lowe’s Cos. Inc.	110,018	4,197
*	priceline.com Inc.	4,877	3,353
	TJX Cos. Inc.	72,694	3,269
	NIKE Inc. Class B	53,600	2,919
	Viacom Inc. Class B	44,246	2,587
	CBS Corp. Class B	58,420	2,535
	Johnson Controls Inc.	66,525	2,094
*	General Motors Co.	67,031	1,820
	VF Corp.	10,731	1,730
	Omnicom Group Inc.	26,139	1,504
	Coach Inc.	28,012	1,354
	Limited Brands Inc.	28,236	1,285
	Ross Stores Inc.	22,097	1,281
*	Bed Bath & Beyond Inc.	22,403	1,271
	Harley-Davidson Inc.	22,275	1,172
	Gap Inc.	35,289	1,162
*	O’Reilly Automotive Inc.	11,190	1,138
	Genuine Parts Co.	15,331	1,089
	Ralph Lauren Corp. Class A	5,983	1,038
*	AutoZone Inc.	2,711	1,031
*	Dollar Tree Inc.	22,222	1,004
	Sirius XM Radio Inc.	320,124	992
*	CarMax Inc.	22,363	859
*	BorgWarner Inc.	11,441	851
	Tiffany & Co.	12,565	844
*	Mohawk Industries Inc.	6,670	707
	PetSmart Inc.	10,563	688
	Newell Rubbermaid Inc.	28,420	663
	H&R Block Inc.	26,507	659
	Family Dollar Stores Inc.	11,342	653
	Autoliv Inc.	9,271	604
	Lennar Corp. Class A	15,640	604
	Interpublic Group of
	Cos. Inc.	42,545	544

			Market
			Value
		Shares	($000)
	Scripps Networks
	Interactive Inc. Class A	8,480	535
	Garmin Ltd.	15,182	521
	Foot Locker Inc.	14,977	512
	Hasbro Inc.	12,616	505
	Gannett Co. Inc.	22,722	456
	Leggett & Platt Inc.	13,676	418
*	AutoNation Inc.	8,833	387
	Abercrombie & Fitch Co.	8,134	379
	GameStop Corp. Class A	11,735	294
	Harman International
	Industries Inc.	6,611	281
*	Apollo Group Inc. Class A	10,852	183
	Washington Post Co.
	Class B	453	181
			65,578
Consumer Staples (6.8%)
	Procter & Gamble Co.	269,402	20,523
	Colgate-Palmolive Co.	46,752	5,350
	Kimberly-Clark Corp.	38,522	3,632
	General Mills Inc.	63,498	2,937
	HJ Heinz Co.	31,385	2,273
	Kellogg Co.	26,416	1,598
	Estee Lauder Cos. Inc.
	Class A	23,128	1,482
	ConAgra Foods Inc.	39,978	1,364
	Clorox Co.	12,733	1,070
	Coca-Cola Enterprises Inc.	28,154	1,007
	Campbell Soup Co.	23,149	953
	Dr Pepper Snapple
	Group Inc.	20,290	885
	Avon Products Inc.	42,284	827
	McCormick & Co. Inc.	11,844	797
	Hormel Foods Corp.	19,408	726
	Tyson Foods Inc. Class A	28,265	641
	Energizer Holdings Inc.	6,051	556
	Hillshire Brands Co.	11,703	379
*	Smithfield Foods Inc.	14,529	323
			47,323

8

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
Energy (4.7%)
	Schlumberger Ltd.	130,700	10,175
	Occidental Petroleum Corp.	79,338	6,532
	Apache Corp.	38,279	2,843
	Devon Energy Corp.	39,502	2,143
	Williams Cos. Inc.	61,182	2,124
	Baker Hughes Inc.	42,700	1,914
	Spectra Energy Corp.	65,342	1,898
*	FMC Technologies Inc.	23,449	1,217
	EQT Corp.	14,630	923
	Noble Corp.	24,681	884
	CONSOL Energy Inc.	22,076	710
	Peabody Energy Corp.	26,184	565
*	Rowan Cos. plc Class A	12,127	419
*	Newfield Exploration Co.	13,251	306
*	WPX Energy Inc.	19,260	273
			32,926
Financials (24.3%)
	JPMorgan Chase & Co.	372,454	18,220
	Citigroup Inc.	286,948	12,043
	Bank of America Corp.	1,052,056	11,815
	Goldman Sachs Group Inc.	46,066	6,899
	American Express Co.	109,647	6,815
	US Bancorp	185,560	6,305
*	American International
	Group Inc.	144,599	5,496
	Morgan Stanley	145,462	3,280
	PNC Financial Services
	Group Inc.	51,498	3,213
	American Tower Corporation	38,837	3,014
	Travelers Cos. Inc.	37,337	3,003
	BlackRock Inc.	12,477	2,991
	Capital One Financial Corp.	56,801	2,899
	MetLife Inc.	80,280	2,845
	ACE Ltd.	33,238	2,838
	State Street Corp.	45,632	2,582
	Prudential Financial Inc.	45,558	2,532
	Aflac Inc.	46,132	2,304
	Franklin Resources Inc.	15,680	2,215
	Allstate Corp.	47,451	2,184
	HCP Inc.	44,302	2,165
	Chubb Corp.	25,617	2,153
	BB&T Corp.	68,031	2,065
	Ventas Inc.	28,884	2,044
	Charles Schwab Corp.	124,454	2,021
	Marsh & McLennan
	Cos. Inc.	53,081	1,971
	CME Group Inc.	32,545	1,947
	Aon plc	31,257	1,910
	Discover Financial Services	49,542	1,909
	Public Storage	12,556	1,899
	T. Rowe Price Group Inc.	24,837	1,768
	Prologis Inc.	45,001	1,752
	Equity Residential	31,802	1,750
	Loews Corp.	38,777	1,672

			Market
			Value
		Shares	($000)
	Weyerhaeuser Co.	52,972	1,558
	Annaly Capital
	Management Inc.	94,995	1,471
	SunTrust Banks Inc.	52,667	1,453
	Progressive Corp.	59,155	1,441
	Fifth Third Bancorp	87,929	1,393
	Ameriprise Financial Inc.	20,219	1,388
	M&T Bank Corp.	12,557	1,282
	McGraw-Hill Cos. Inc.	27,235	1,268
	Northern Trust Corp.	23,534	1,251
	Invesco Ltd.	43,397	1,163
*	IntercontinentalExchange Inc.	7,189	1,113
	Regions Financial Corp.	138,852	1,062
	Moody’s Corp.	21,790	1,047
	Hartford Financial Services
	Group Inc.	42,804	1,011
	Principal Financial Group Inc.	28,949	915
	NYSE Euronext	23,983	894
	KeyCorp	91,592	860
	SLM Corp.	45,076	855
	XL Group plc Class A	29,551	846
*	CIT Group Inc.	19,494	816
	Macerich Co.	13,453	809
	Lincoln National Corp.	26,815	792
*	CBRE Group Inc. Class A	32,417	784
	Plum Creek Timber Co. Inc.	16,042	778
	Cincinnati Financial Corp.	16,065	723
	Unum Group	27,089	663
	Comerica Inc.	18,723	644
	Willis Group Holdings plc	16,845	641
	Huntington Bancshares Inc.	84,051	591
	New York Community
	Bancorp Inc.	42,450	573
	PartnerRe Ltd.	5,958	532
	Torchmark Corp.	9,275	521
	Duke Realty Corp.	30,766	497
	Axis Capital Holdings Ltd.	11,946	487
	Arthur J Gallagher & Co.	12,241	471
*	Markel Corp.	937	453
	Liberty Property Trust	11,420	443
	People’s United
	Financial Inc.	33,723	442
	Hudson City Bancorp Inc.	51,592	440
	Zions Bancorporation	18,176	439
	Brown & Brown Inc.	13,976	419
	RenaissanceRe Holdings Ltd.	4,758	416
*	Genworth Financial Inc.
	Class A	48,291	412
	Legg Mason Inc.	13,017	371
	White Mountains Insurance
	Group Ltd.	635	359
	SEI Investments Co.	12,680	358
	Assurant Inc.	7,686	323
	City National Corp.	5,338	303
	Old Republic International
	Corp.	25,062	301

9

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Erie Indemnity Co. Class A	3,576	262
	Mercury General Corp.	2,676	104
			168,957
Health Care (23.6%)
	Johnson & Johnson	269,271	20,494
	Pfizer Inc.	721,672	19,752
	Merck & Co. Inc.	298,168	12,741
	Amgen Inc.	75,185	6,873
*	Gilead Sciences Inc.	147,166	6,285
	Eli Lilly & Co.	112,604	6,155
	Bristol-Myers Squibb Co.	161,702	5,978
	AbbVie Inc.	154,030	5,687
	UnitedHealth Group Inc.	100,112	5,351
	Abbott Laboratories	154,030	5,205
*	Express Scripts Holding Co.	79,565	4,528
	Medtronic Inc.	100,418	4,515
*	Celgene Corp.	41,474	4,279
*	Biogen Idec Inc.	23,201	3,859
	Baxter International Inc.	54,056	3,654
	Allergan Inc.	30,172	3,271
	Covidien plc	46,514	2,957
	Thermo Fisher Scientific Inc.	35,248	2,601
	McKesson Corp.	23,109	2,453
*	Intuitive Surgical Inc.	3,902	1,990
	WellPoint Inc.	29,794	1,853
	Stryker Corp.	28,082	1,794
	Becton Dickinson and Co.	19,273	1,697
	Cigna Corp.	28,360	1,658
*	Alexion Pharmaceuticals Inc.	19,014	1,649
	Aetna Inc.	32,778	1,547
	Cardinal Health Inc.	33,472	1,547
	Agilent Technologies Inc.	33,735	1,399
	Zimmer Holdings Inc.	16,967	1,272
	St. Jude Medical Inc.	30,147	1,236
*	DaVita HealthCare
	Partners Inc.	10,275	1,229
*	Mylan Inc.	39,899	1,181
	AmerisourceBergen Corp.
	Class A	23,056	1,088
*	Actavis Inc.	12,422	1,058
	Humana Inc.	15,455	1,055
	Perrigo Co.	9,221	1,043
*	Boston Scientific Corp.	134,863	997
*	Vertex Pharmaceuticals Inc.	21,210	993
*	Life Technologies Corp.	16,888	982
*	Edwards Lifesciences Corp.	11,357	976
*	Forest Laboratories Inc.	26,179	963
	Quest Diagnostics Inc.	15,595	876
*	Laboratory Corp. of America
	Holdings	9,241	819
	CR Bard Inc.	8,059	797
*	Waters Corp.	8,571	795
*	Henry Schein Inc.	8,681	774
*	CareFusion Corp.	22,048	722
*	Illumina Inc.	12,156	609

			Market
			Value
		Shares	($000)
	Coventry Health Care Inc.	13,077	593
	DENTSPLY International Inc.	13,827	573
	Universal Health Services
	Inc. Class B	8,884	514
*	Hospira Inc.	16,212	477
	Omnicare Inc.	10,940	408
	Patterson Cos. Inc.	10,882	395
			164,197
Industrials (6.5%)
	Caterpillar Inc.	63,945	5,907
	United Parcel Service Inc.
	Class B	70,941	5,863
	Deere & Co.	38,422	3,375
	FedEx Corp.	30,878	3,255
	Illinois Tool Works Inc.	45,480	2,797
	Norfolk Southern Corp.	38,207	2,791
	CSX Corp.	101,693	2,333
	Cummins Inc.	18,654	2,161
	Waste Management Inc.	45,221	1,688
	PACCAR Inc.	34,628	1,642
	Ingersoll-Rand plc	29,568	1,557
	WW Grainger Inc.	6,861	1,554
	Stanley Black & Decker Inc.	16,454	1,295
	Rockwell Automation Inc.	13,951	1,260
	Pentair Ltd.	20,490	1,091
	Pall Corp.	11,280	769
	Masco Corp.	35,222	678
	Equifax Inc.	11,658	643
	Iron Mountain Inc.	18,492	638
	JB Hunt Transport Services
	Inc.	8,771	610
*	Fortune Brands Home &
	Security Inc.	16,013	553
	Robert Half International
	Inc.	13,758	489
	Manpower Inc.	7,710	421
	Avery Dennison Corp.	9,807	401
	Dun & Bradstreet Corp.	4,429	357
	Ryder System Inc.	5,049	284
	Pitney Bowes Inc.	19,239	252
	ITT Corp.	8,970	236
	RR Donnelley & Sons Co.	17,605	184
			45,084
Information Technology (19.0%)
*	Google Inc. Class A	25,974	20,810
	Oracle Corp.	472,436	16,186
	QUALCOMM Inc.	166,929	10,956
	Visa Inc. Class A	52,523	8,332
*	eBay Inc.	126,240	6,903
	Mastercard Inc. Class A	11,684	6,050
*	EMC Corp.	205,699	4,733
	Accenture plc Class A	62,784	4,669
	Hewlett-Packard Co.	192,739	3,882
	Texas Instruments Inc.	110,013	3,781

10

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Automatic Data Processing
	Inc.	47,989	2,945
*	Yahoo! Inc.	116,274	2,478
*	Cognizant Technology
	Solutions Corp. Class A	29,295	2,249
*	Adobe Systems Inc.	48,341	1,900
	Intuit Inc.	28,722	1,852
	Corning Inc.	145,642	1,836
*	Salesforce.com Inc.	10,240	1,733
	Broadcom Corp. Class A	49,569	1,691
	Applied Materials Inc.	121,334	1,662
*	Symantec Corp.	68,031	1,595
*	Citrix Systems Inc.	18,232	1,293
*	SanDisk Corp.	23,667	1,193
	Western Digital Corp.	23,807	1,123
	Altera Corp.	31,346	1,110
*	Fiserv Inc.	13,122	1,077
*	Check Point Software
	Technologies Ltd.	20,163	1,059
*	Juniper Networks Inc.	50,308	1,040
	Xerox Corp.	124,279	1,008
*	Teradata Corp.	16,547	961
	Xilinx Inc.	25,762	960
*	Micron Technology Inc.	100,000	839
	Western Union Co.	58,892	826
	CA Inc.	33,629	824
*	Autodesk Inc.	22,395	822
	Avago Technologies Ltd.
	Class A	23,914	818
*	Alliance Data Systems Corp.	4,945	785
	NVIDIA Corp.	60,706	768
*	F5 Networks Inc.	7,771	734
*	Red Hat Inc.	14,273	725
*	Lam Research Corp.	16,812	711
*	VeriSign Inc.	15,225	697
*	VMware Inc. Class A	9,459	679
*	Akamai Technologies Inc.	17,404	643
*	BMC Software Inc.	15,220	610
*	Electronic Arts Inc.	29,840	523
*	Synopsys Inc.	14,588	511
*	Avnet Inc.	13,527	478
	Total System Services Inc.	18,345	436
*	NCR Corp.	15,408	425
*	Arrow Electronics Inc.	10,403	418
*	LSI Corp.	54,045	376
	DST Systems Inc.	4,505	306
	Broadridge Financial
	Solutions Inc.	11,900	273
	Molex Inc.	7,075	196
	Molex Inc. Class A	8,029	182
*	Rovi Corp.	9,897	176
			131,848

		Market
		Value
	Shares	($000)
Materials (4.0%)
EI du Pont de Nemours
& Co.	91,008	4,359
Dow Chemical Co.	117,167	3,717
Praxair Inc.	29,388	3,322
Ecolab Inc.	28,735	2,200
International Paper Co.	42,735	1,881
Air Products & Chemicals
Inc.	20,748	1,791
Mosaic Co.	29,140	1,706
Sherwin-Williams Co.	10,030	1,621
Southern Copper Corp.	24,882	940
Sigma-Aldrich Corp.	11,758	906
Ball Corp.	15,120	671
Vulcan Materials Co.	12,627	643
MeadWestvaco Corp.	17,083	610
Ashland Inc.	7,640	596
International Flavors &
Fragrances Inc.	7,924	578
Airgas Inc.	5,746	576
Sealed Air Corp.	18,850	419
* Owens-Illinois Inc.	16,074	410
Bemis Co. Inc.	10,199	381
Cliffs Natural Resources Inc.	14,121	360
		27,687
Telecommunication Services (0.4%)
* Sprint Nextel Corp.	292,894	1,699
Windstream Corp.	57,693	496
Frontier Communications
Corp.	96,723	400
Telephone & Data Systems
Inc.	9,982	228
		2,823
Utilities (1.2%)
Consolidated Edison Inc.	28,543	1,684
Northeast Utilities	30,617	1,271
Wisconsin Energy Corp.	22,671	936
CenterPoint Energy Inc.	41,750	894
NiSource Inc.	30,214	837
* Calpine Corp.	34,245	630
Alliant Energy Corp.	10,713	511
Pepco Holdings Inc.	22,226	451
MDU Resources Group Inc.	18,201	440
Questar Corp.	17,218	405
TECO Energy Inc.	20,874	360
		8,419
Total Common Stocks
(Cost $572,662)		694,842

11

FTSE Social Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.143%
(Cost $716)	716,096	716
Total Investments (100.0%)
(Cost $573,378)		695,558
Other Assets and Liabilities (0.0%)
Other Assets		2,112
Liabilities		(2,369)
		(257)
Net Assets (100%)		695,301

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	618,445
Undistributed Net Investment Income	401
Accumulated Net Realized Losses	(45,725)
Unrealized Appreciation (Depreciation)	122,180
Net Assets	695,301

Amount
($000)
Investor Shares—Net Assets
Applicable to 48,372,065 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	448,416
Net Asset Value Per Share—
Investor Shares	$9.27

Institutional Shares—Net Assets
Applicable to 26,622,424 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	246,885
Net Asset Value Per Share—
Institutional Shares	$9.27

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	6,383
Security Lending	2
Total Income	6,385
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative—Investor Shares	481
Management and Administrative—Institutional Shares	129
Marketing and Distribution—Investor Shares	39
Marketing and Distribution—Institutional Shares	21
Custodian Fees	12
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	742
Net Investment Income	5,643
Realized Net Gain (Loss) on Investment Securities Sold	3,519
Change in Unrealized Appreciation (Depreciation) of Investment Securities	71,009
Net Increase (Decrease) in Net Assets Resulting from Operations	80,171

See accompanying Notes, which are an integral part of the Financial Statements.

13

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,643	8,316
Realized Net Gain (Loss)	3,519	62,500
Change in Unrealized Appreciation (Depreciation)	71,009	3,464
Net Increase (Decrease) in Net Assets Resulting from Operations	80,171	74,280
Distributions
Net Investment Income
Investor Shares	(6,443)	(4,161)
Institutional Shares	(3,902)	(2,083)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(10,345)	(6,244)
Capital Share Transactions
Investor Shares	24,049	(10,959)
Institutional Shares	20,512	24,113
Net Increase (Decrease) from Capital Share Transactions	44,561	13,154
Total Increase (Decrease)	114,387	81,190
Net Assets
Beginning of Period	580,914	499,724
End of Period[1]	695,301	580,914
1 Net Assets—End of Period includes undistributed net investment income of $401,000 and $5,103,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.30	$7.31	$6.27	$6.20	$7.76	$9.30
Investment Operations
Net Investment Income	.077	.117	.084	.061	.080	.125
Net Realized and Unrealized Gain (Loss)
on Investments	1.035	.962	1.016	.077	(1.522)	(1.525)
Total from Investment Operations	1.112	1.079	1.100	.138	(1.442)	(1.400)
Distributions
Dividends from Net Investment Income	(.142)	(.089)	(.060)	(.068)	(.118)	(.140)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.142)	(.089)	(.060)	(.068)	(.118)	(.140)
Net Asset Value, End of Period	$9.27	$8.30	$7.31	$6.27	$6.20	$7.76

Total Return[1]	13.53%	14.94%	17.52%	2.18%	-18.11%	-15.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$448	$379	$344	$306	$304	$395
Ratio of Total Expenses to
Average Net Assets	0.28%	0.29%	0.29%	0.29%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.81%	1.50%	1.10%	0.91%	1.50%	1.48%
Portfolio Turnover Rate	4%	45%	11%	35%	30%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.31	$7.32	$6.27	$6.20	$7.77	$9.32
Investment Operations
Net Investment Income	.082	.128	.095	.070	.087	.137
Net Realized and Unrealized Gain (Loss)
on Investments	1.032	.960	1.025	.075	(1.528)	(1.535)
Total from Investment Operations	1.114	1.088	1.120	.145	(1.441)	(1.398)
Distributions
Dividends from Net Investment Income	(.154)	(.098)	(.070)	(.075)	(.129)	(.152)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.154)	(.098)	(.070)	(.075)	(.129)	(.152)
Net Asset Value, End of Period	$9.27	$8.31	$7.32	$6.27	$6.20	$7.77

Total Return	13.55%	15.06%	17.84%	2.29%	-18.03%	-15.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$247	$202	$155	$128	$104	$139
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.16%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.63%	1.23%	1.04%	1.63%	1.61%
Portfolio Turnover Rate	4%	45%	11%	35%	30%	41%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

17

FTSE Social Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $88,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $49,223,000 to offset future net capital gains of $28,335,000 through August 31, 2018, and $20,888,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

18

FTSE Social Index Fund

At February 28, 2013, the cost of investment securities for tax purposes was $573,378,000. Net unrealized appreciation of investment securities for tax purposes was $122,180,000, consisting of unrealized gains of $159,106,000 on securities that had risen in value since their purchase and $37,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $51,876,000 of investment securities and sold $11,992,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	50,148	5,655	55,917	7,102
Issued in Lieu of Cash Distributions	5,980	696	3,880	537
Redeemed	(32,079)	(3,690)	(70,756)	(9,041)
Net Increase (Decrease)—Investor Shares	24,049	2,661	(10,959)	(1,402)
Institutional Shares
Issued	25,532	2,919	37,915	4,818
Issued in Lieu of Cash Distributions	2,885	336	1,436	199
Redeemed	(7,905)	(901)	(15,238)	(1,965)
Net Increase (Decrease)—Institutional Shares	20,512	2,354	24,113	3,052

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended February 28, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2012	2/28/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,135.33	$1.48
Institutional Shares	1,000.00	1,135.52	0.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.41	$1.40
Institutional Shares	1,000.00	1,024.00	0.80

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Institutional Investor Services > 800-523-1036	used by FTSE under licence. The Vanguard fund (the
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With Hearing Impairment > 800-749-7273	Index is calculated by FTSE or its agent. FTSE and its
licensors are not connected to and do not sponsor,
This material may be used in conjunction	advise, recommend, endorse or promote the Product
with the offering of shares of any Vanguard	and do not accept any liability whatsoever to any
fund only if preceded or accompanied by	person arising out of (a) the use of, reliance on or any
error in the Index or (b) investment in or operation of
the fund’s current prospectus.	the Product. FTSE makes no claim, prediction, warranty
All comparative mutual fund data are from Lipper Inc. or	or representation either as to the results to be obtained
Morningstar, Inc., unless otherwise noted.	from the Product or the suitability of the Index for the
purpose to which it is being put by Vanguard.
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042013

Semiannual Report | February 28, 2013

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund	Vanguard Industrials Index Fund
Vanguard Consumer Staples Index Fund	Vanguard Information Technology Index Fund
Vanguard Energy Index Fund	Vanguard Materials Index Fund
Vanguard Financials Index Fund	Vanguard Telecommunication Services Index Fund
Vanguard Health Care Index Fund	Vanguard Utilities Index Fund

> For the six months ended February 28, 2013, the broad U.S. stock market returned about 10%.

> Returns for the Vanguard U.S. Sector Index Funds ranged from about –1% to more than 16%.

> The industrial and financial sectors posted the strongest gains, while information technology stocks had the poorest showing.

Contents
Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	5
Consumer Staples Index Fund	15
Energy Index Fund	24
Financials Index Fund	33
Health Care Index Fund	44
Industrials Index Fund	54
Information Technology Index Fund	64
Materials Index Fund	75
Telecommunication Services Index Fund	84
Utilities Index Fund	92
About Your Fund’s Expenses	100
Glossary	102

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMS Surprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns
Six Months Ended February 28, 2013

Admiral™ Shares[1] and ETF Shares[2]

Total
Returns
Vanguard Consumer
Discretionary Index Fund	13.07%
Vanguard Consumer Discretionary ETF
Market Price	13.08
Net Asset Value	13.08
MSCI US IMI/Consumer Discretionary 25/50	13.17
Consumer Services Funds Average[3]	11.44

Vanguard Consumer Staples Index Fund	9.49%
Vanguard Consumer Staples ETF
Market Price	9.46
Net Asset Value	9.47
MSCI US IMI/Consumer Staples 25/50	9.56
Consumer Goods Funds Average[3]	11.28

Vanguard Energy Index Fund	9.29%
Vanguard Energy ETF
Market Price	9.26
Net Asset Value	9.28
MSCI US IMI/Energy 25/50	9.35
Natural Resources Funds Average[3]	9.31

Vanguard Financials Index Fund	16.25%
Vanguard Financials ETF
Market Price	16.22
Net Asset Value	16.26
MSCI US IMI/Financials 25/50	16.30
Financial Services Funds Average[3]	15.17

Vanguard Health Care Index Fund	12.78%
Vanguard Health Care ETF
Market Price	12.81
Net Asset Value	12.78
MSCI US IMI/Health Care 25/50	12.86
Health/Biotechnology Funds Average[3]	11.67

Vanguard Industrials Index Fund	16.62%
Vanguard Industrials ETF
Market Price	16.58
Net Asset Value	16.60
MSCI US IMI/Industrials 25/50	16.64
Industrials Funds Average[3]	16.88

Vanguard Information
Technology Index Fund	–0.99%
Vanguard Information Technology ETF
Market Price	–0.95
Net Asset Value	–0.98
MSCI US IMI/Information Technology 20/50	–0.92
Science and Technology Funds Average[3]	4.77

Vanguard Materials Index Fund	10.26%
Vanguard Materials ETF
Market Price	10.18
Net Asset Value	10.22
MSCI US IMI/Materials 25/50	10.28
Basic Materials Funds Average[3]	10.22

Vanguard Telecommunication
Services Index Fund	4.59%
Vanguard Telecommunication Services ETF
Market Price	4.72
Net Asset Value	4.56
MSCI US IMI/Telecommunication
Services 25/50	4.66
Telecommunication Funds Average[3]	4.86

Vanguard Utilities Index Fund	6.41%
Vanguard Utilities ETF
Market Price	6.45
Net Asset Value	6.42
MSCI US IMI/Utilities 25/50	6.50
Utility Funds Average[3]	6.83
MSCI US IMI/2500	9.79%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.
3 Derived from data provided by Lipper Inc.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

The broad U.S. stock market returned about 10% for the six months ended February 28, 2013. In this investment environment, returns for Vanguard’s U.S. Sector Index Funds ranged from about –1% to more than 16%.

Five of the ten sectors outperformed the broad market, with solid, double-digit returns, while the other five turned in less impressive results. The Information Technology Index Fund was the only one to end the period in negative territory.

Stocks overcame concerns en route to substantial gains
Stocks worldwide strongly advanced over the six months, though uncertainty both at home and abroad periodically stalked the markets. International equities eclipsed their U.S. counterparts as stocks from developed and emerging markets rallied amid optimism over central bankers’ policy moves.

Despite political and fiscal challenges, international stocks returned about 13%. Rising Japanese stocks helped drive the Pacific region’s robust returns as Japan’s newly elected prime minister, Shinzo Abe, advocated aggressive monetary easing to boost his nation’s economy and preempt deflation.

European stocks benefited from the European Central Bank’s commitment to preserve the euro, climbing about 13%. Debt-crisis concerns reignited in the period’s final week, though, when Italy’s national elections ended in a political impasse amid voters’ anti-austerity message.

U.S. markets rose nearly 10% as solid corporate earnings and the Federal Reserve’s stimulus program helped boost returns. But the impending enactment of extensive, automatic federal spending cuts (known as the sequester) stoked investors’ anxiety toward the end of the six-month period.

Bonds finished flat as yields remained low
The broad U.S. taxable bond market barely squeezed out a gain for the half-year, advancing just 0.15%.

Bond returns were anemic as the yield of the benchmark 10-year U.S. Treasury note climbed during the period; it dropped back a bit in February to finish at about 1.88%, still low by historical standards. (Bond prices and yields move in opposite directions.) Investors, nervous over Italy’s unsettled election results in the period’s final week, were drawn to the perceived safety of Treasury securities.

Market Barometer
			Total Returns
		Periods Ended February 28, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.72%	13.62%	5.21%
Russell 2000 Index (Small-caps)	13.02	14.02	7.35
Russell 3000 Index (Broad U.S. market)	9.97	13.65	5.38
MSCI All Country World Index ex USA (International)	13.06	6.66	–0.87

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.15%	3.12%	5.52%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.01	5.01	6.79
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.34

CPI
Consumer Price Index	0.78%	1.98%	1.86%

Although bonds can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Returns on money market funds and savings accounts remained minuscule as the Federal Reserve adhered to its four-year-old policy of keeping short-term interest rates between 0% and 0.25%.

Nine of the ten market sectors posted gains for the half-year
Almost all industry sectors participated in the U.S. market’s rise during the period. Industrials and financials were among the market’s top performers. Industrial stocks—which returned more than 16% for the period—were bolstered by demand both at home and abroad. While the sector posted strong returns across the board, stocks of machinery companies, industrial conglomerates, and aerospace and defense firms added most to its performance.

After the trauma of 2007–2008, financial stocks have experienced a widespread resurgence that continued throughout the six months. This sector also posted a return above 16%, with investment banks, asset management firms, and insurance companies in the lead.

The consumer discretionary and health care sectors each returned about 13% for the period. In the consumer discretionary category, stocks of media companies and specialty retailers stood out; in health care, the leaders were pharmaceutical companies and biotechnology firms. The materials sector, which returned more than 10%, was boosted by strong results from chemical companies.

The telecommunication services and utilities sectors, with returns above 4% and 6% respectively, lagged the broad market for the period. The energy and consumer staples sectors also failed to keep pace, but their gains of more than 9% were much closer to the overall market’s return. Telecom, utilities, and consumer staples stocks are typically considered defensive in nature, so it’s not uncommon for these sectors to lag the broad market when investors are gaining optimism about the economy. In the energy sector, increased crude oil and natural gas prices boosted the overall return, but not enough to keep pace with the broader market.

As I mentioned earlier, information technology was the only sector with a negative result for the period. Disappointing earnings from computer hardware companies led to a –1% return for the sector.

In saving for your future, right now is always the right time
February 25 to March 2 was “America Saves Week,” an annual event aimed at encouraging people to set aside more for their futures. I know a week devoted to promoting saving isn’t going to generate a lot of popular excitement or headlines. But it is, without a doubt, a worthy cause.

My view is that you should save more than you think you’ll need, particularly where retirement is concerned. How much? The right answer is different for everyone. The Vanguard Center for Retirement

Expense Ratios
Your Fund Compared With Its Peer Group

	Admiral	ETF	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.14%	0.14%	1.16%
Consumer Staples Index Fund	0.14	0.14	1.11
Energy Index Fund	0.14	0.14	1.43
Financials Index Fund	0.19	0.19	1.30
Health Care Index Fund	0.14	0.14	1.35
Industrials Index Fund	0.14	0.14	0.95
Information Technology Index Fund	0.14	0.14	1.49
Materials Index Fund	0.14	0.14	0.91
Telecommunication Services Index Fund	0.14	0.14	1.33
Utilities Index Fund	0.14	0.14	1.20

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the fund’s annualized expense ratios were: for the Consumer Discretionary Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Consumer Staples Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Energy Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Financials Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Health Care Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Industrials Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Information Technology Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Materials Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Telecommunication Services Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Utilities Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares.

A note on expense ratios
The Fund Profiles that follow this
letter display fund expense ratios
from the most recent prospectus.
These figures include the funds’
actual operating expenses. The
figures for the Financials Index
Fund also include “acquired fund
fees and expenses,” which result
from the fund’s holdings in business
development companies (BDCs).

Although the Securities and Exchange
Commission requires that BDC costs
be included in a fund’s expense ratio,
these fees are not incurred by the
fund. They have no impact on a
fund’s total return or on its tracking
error relative to an index. A footnote
to the Expense Ratio entry in the
Fund Profile reports the fund’s actual
expenses for the period, a more
relevant tally of operating costs
incurred by shareholders.

Research advises that a good target range is between 12% and 15% of your take-home pay, including any match from a workplace retirement plan. If you can’t afford to save that much today, start where you can and increase your savings as your circumstances allow.

If you do take steps to increase your savings now—before another “America Saves Week” comes and goes—you’ll thank yourself later. A Vanguard study titled Penny Saved, Penny Earned (available at vanguard.com/research) examined the different levers we employ to achieve financial security. Our researchers found that retirement investors looking to improve the odds of reaching their goals are likely to do better by saving more over longer periods than by relying on the possibility of higher portfolio returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 18, 2013

Your Fund’s Performance at a Glance
August 31, 2012, Through February 28, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$37.62	$41.90	$0.600	$0.000
ETF Shares	72.65	80.93	1.152	0.000
Consumer Staples Index Fund
Admiral Shares	$44.44	$47.28	$1.279	$0.000
ETF Shares	90.12	95.88	2.591	0.000
Energy Index Fund
Admiral Shares	$51.63	$55.36	$0.997	$0.000
ETF Shares	103.35	110.82	1.994	0.000
Financials Index Fund
Admiral Shares	$16.05	$18.39	$0.246	$0.000
ETF Shares	32.03	36.70	0.492	0.000
Health Care Index Fund
Admiral Shares	$35.18	$39.03	$0.601	$0.000
ETF Shares	70.32	78.02	1.198	0.000
Industrials Index Fund
Admiral Shares	$34.84	$39.80	$0.762	$0.000
ETF Shares	67.82	77.47	1.488	0.000
Information Technology Index Fund
Admiral Shares	$37.17	$36.36	$0.434	$0.000
ETF Shares	72.58	71.02	0.833	0.000
Materials Index Fund
Admiral Shares	$40.66	$44.00	$0.798	$0.000
ETF Shares	79.81	86.35	1.571	0.000
Telecommunication Services Index Fund
Admiral Shares	$36.09	$36.46	$1.260	$0.000
ETF Shares	70.82	71.55	2.469	0.000
Utilities Index Fund
Admiral Shares	$38.99	$40.64	$0.800	$0.000
ETF Shares	77.69	81.01	1.580	0.000

Consumer Discretionary Index Fund

Fund Profile

As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VCDAX	VCR
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.33%	1.33%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	370	370	2,478
Median Market Cap $28.1B		$28.1B	$38.3B
Price/Earnings Ratio	18.1x	18.1x	17.3x
Price/Book Ratio	3.4x	3.4x	2.3x
Return on Equity	17.4%	17.4%	16.9%
Earnings Growth
Rate	15.6%	15.6%	9.4%
Dividend Yield	1.5%	1.5%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.90
Beta	1.00	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.3%
Apparel Retail	5.4
Apparel, Accessories & Luxury Goods	4.0
Auto Parts & Equipment	3.8
Automobile Manufacturers	3.5
Automotive Retail	2.3
Broadcasting	3.0
Cable & Satellite	10.6
Casinos & Gaming	2.5
Department Stores	2.1
Distributors	1.0
Footwear	2.3
General Merchandise Stores	3.4
Home Improvement Retail	7.2
Homebuilding	1.9
Homefurnishing Retail	1.1
Hotels, Resorts & Cruise Lines	2.8
Internet Retail	8.3
Leisure Products	1.5
Movies & Entertainment	11.8
Restaurants	10.6
Specialized Consumer Services	1.0
Specialty Stores	3.1
Other Consumer Discretionary	5.5

Ten Largest Holdings (% of total net assets)

Comcast Corp.	Cable & Satellite	5.1%
Home Depot Inc.	Home Improvement Retail	5.0
McDonald’s Corp.	Restaurants	4.7
Amazon.com Inc.	Internet Retail	4.7
Walt Disney Co.	Movies & Entertainment	4.5
News Corp.	Movies & Entertainment	2.8
Time Warner Inc.	Movies & Entertainment	2.5
Ford Motor Co.	Automobile Manufacturers	2.2
Lowe’s Cos. Inc.	Home Improvement Retail	2.1
Starbucks Corp.	Restaurants	2.0
Top Ten		35.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2013

Consumer Discretionary Index Fund ETF Shares Net Asset Value
Spliced US IMI/Consumer Discretionary 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		24.60%	8.93%	5.96%
Net Asset Value		24.72	8.94	5.97
Admiral Shares	7/14/2005	24.71	8.92	5.81

1 Six months ended February 28, 2013.
2 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (4.0%)
	Johnson Controls Inc.	245,192	7,716
*	Delphi Automotive plc	108,108	4,524
*	BorgWarner Inc.	41,947	3,121
*	TRW Automotive Holdings
	Corp.	40,606	2,383
^	Autoliv Inc.	34,246	2,232
	Lear Corp.	34,659	1,852
*	Goodyear Tire & Rubber Co.	87,594	1,137
*	Visteon Corp.	17,039	993
	Gentex Corp.	51,648	968
	Dana Holding Corp.	53,034	887
*	Tenneco Inc.	21,279	754
	Cooper Tire & Rubber Co.	20,972	530
	Dorman Products Inc.	10,695	374
*	American Axle &
	Manufacturing Holdings
	Inc.	26,094	330
	Allison Transmission
	Holdings Inc.	12,625	292
	Drew Industries Inc.	6,940	252
	Superior Industries
	International Inc.	8,377	182
*	Gentherm Inc.	10,771	166
	Standard Motor Products
	Inc.	6,400	158
*	Modine Manufacturing Co.	14,420	119
*	Fuel Systems Solutions Inc.	5,154	72
*	Federal-Mogul Corp.	8,593	69
*	Exide Technologies	24,545	66
*	Stoneridge Inc.	9,688	63
*	Tower International Inc.	2,285	28
			29,268
Automobiles (4.1%)
	Ford Motor Co.	1,274,370	16,070
*	General Motors Co.	280,783	7,623
	Harley-Davidson Inc.	80,968	4,261
*,^	Tesla Motors Inc.	22,469	783
	Thor Industries Inc.	16,345	615
*	Winnebago Industries Inc.	10,275	199
			29,551
Distributors (1.0%)
	Genuine Parts Co.	55,627	3,951
*	LKQ Corp.	106,587	2,259
	Pool Corp.	16,779	767
	Core-Mark Holding Co. Inc.	3,791	182
	Weyco Group Inc.	2,410	55
			7,214
Diversified Consumer Services (1.4%)
	H&R Block Inc.	97,213	2,417
	Service Corp. International	77,002	1,196
	Sotheby’s	24,343	931
	DeVry Inc.	20,673	620
*	Apollo Group Inc. Class A	36,562	617
*	Coinstar Inc.	10,982	562
	Hillenbrand Inc.	22,668	560

			Market
			Value•
		Shares	($000)
	Weight Watchers
	International Inc.	9,777	419
	Regis Corp.	19,964	360
*	Grand Canyon Education
	Inc.	13,655	327
	Matthews International
	Corp. Class A	9,723	321
*	Ascent Capital Group Inc.
	Class A	4,199	288
*	American Public Education
	Inc.	6,685	260
	Stewart Enterprises Inc.
	Class A	27,106	229
*	Steiner Leisure Ltd.	4,842	228
	Strayer Education Inc.	4,089	201
*	K12 Inc.	9,342	195
*	Capella Education Co.	4,438	140
	Universal Technical
	Institute Inc.	7,786	91
*	ITT Educational Services
	Inc.	6,384	88
*	Bridgepoint Education Inc.	6,164	63
*	Career Education Corp.	18,465	59
*	Corinthian Colleges Inc.	27,691	59
			10,231
Hotels, Restaurants & Leisure (16.2%)
	McDonald’s Corp.	359,944	34,519
	Starbucks Corp.	266,618	14,616
	Yum! Brands Inc.	161,884	10,600
	Las Vegas Sands Corp.	147,660	7,603
	Carnival Corp.	159,938	5,721
	Starwood Hotels & Resorts
	Worldwide Inc.	70,321	4,242
*	Chipotle Mexican Grill Inc.
	Class A	11,306	3,582
	Marriott International Inc.
	Class A	90,524	3,571
	Wynn Resorts Ltd.	28,913	3,380
	Wyndham Worldwide Corp.	50,236	3,026
	Darden Restaurants Inc.	46,128	2,134
	Royal Caribbean Cruises
	Ltd.	50,911	1,775
*	MGM Resorts International	131,611	1,644
*	Panera Bread Co. Class A	10,187	1,640
	International Game
	Technology	95,684	1,525
	Dunkin’ Brands Group Inc.	37,859	1,406
*	Penn National Gaming Inc.	23,320	1,163
	Six Flags Entertainment
	Corp.	14,199	949
	Domino’s Pizza Inc.	19,300	919
	Brinker International Inc.	26,457	883
	Vail Resorts Inc.	12,953	716
*	Bally Technologies Inc.	14,663	700
*	Hyatt Hotels Corp. Class A	16,292	669
	Cheesecake Factory Inc.	17,930	621
*	Life Time Fitness Inc.	14,582	615
	Wendy’s Co.	106,278	605

			Market
			Value•
		Shares	($000)
	Cracker Barrel Old Country
	Store Inc.	7,673	578
*	Buffalo Wild Wings Inc.	6,756	532
*	WMS Industries Inc.	19,654	492
*	Jack in the Box Inc.	14,943	473
	Burger King Worldwide Inc.	25,441	464
	Texas Roadhouse Inc.
	Class A	23,107	447
	Bob Evans Farms Inc.	9,994	407
*	DineEquity Inc.	5,701	398
	Choice Hotels International
	Inc.	10,472	398
*	Orient-Express Hotels Ltd.
	Class A	33,959	351
*	Papa John’s International
	Inc.	6,693	348
	Churchill Downs Inc.	4,704	310
	Ameristar Casinos Inc.	11,843	310
*	SHFL Entertainment Inc.	19,459	309
*	Pinnacle Entertainment Inc.	21,704	304
	Interval Leisure Group Inc.	13,743	287
	International Speedway
	Corp. Class A	9,212	278
*	BJ’s Restaurants Inc.	8,835	272
*	Marriott Vacations
	Worldwide Corp.	6,556	271
*	AFC Enterprises Inc.	8,412	252
*	Krispy Kreme Doughnuts
	Inc.	18,565	245
*	Sonic Corp.	18,538	209
*	Red Robin Gourmet
	Burgers Inc.	4,728	203
	CEC Entertainment Inc.	6,215	188
*	Denny’s Corp.	32,942	186
*	Biglari Holdings Inc.	462	173
*	Scientific Games Corp.
	Class A	18,896	170
*	Caesars Entertainment
	Corp.	13,016	163
*	Ruby Tuesday Inc.	17,453	128
*	Boyd Gaming Corp.	19,401	127
*	Bravo Brio Restaurant
	Group Inc.	6,502	98
	Marcus Corp.	7,215	88
	Speedway Motorsports Inc.	4,888	80
*	Isle of Capri Casinos Inc.	7,884	52
	Einstein Noah Restaurant
	Group Inc.	2,353	32
*	Ignite Restaurant Group
	Inc.	2,141	30
			118,477
Household Durables (4.3%)
	Whirlpool Corp.	27,986	3,161
	Newell Rubbermaid Inc.	103,175	2,408
*	PulteGroup Inc.	123,291	2,365
	DR Horton Inc.	105,838	2,360
*	Mohawk Industries Inc.	21,091	2,236
	Lennar Corp. Class A	57,034	2,201

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Toll Brothers Inc.	54,320	1,853
*	NVR Inc.	1,711	1,727
*	Jarden Corp.	26,591	1,652
	Tupperware Brands Corp.	19,866	1,554
	Leggett & Platt Inc.	50,660	1,549
	Garmin Ltd.	41,711	1,432
	Harman International
	Industries Inc.	24,361	1,034
*	Tempur-Pedic International
	Inc.	21,454	881
	Ryland Group Inc.	16,195	579
	MDC Holdings Inc.	14,913	573
	KB Home	26,239	490
*	Meritage Homes Corp.	11,916	483
*	Helen of Troy Ltd.	11,001	408
*	Standard Pacific Corp.	46,736	380
	La-Z-Boy Inc.	18,502	339
	Ethan Allen Interiors Inc.	9,056	253
*	Hovnanian Enterprises Inc.
	Class A	37,637	220
*	iRobot Corp.	9,106	195
	American Greetings Corp.
	Class A	11,067	179
*	M/I Homes Inc.	7,388	169
*	Beazer Homes USA Inc.	8,508	133
*	Libbey Inc.	6,909	127
	NACCO Industries Inc.
	Class A	1,740	101
*	Cavco Industries Inc.	2,205	100
*	Universal Electronics Inc.	4,566	89
	CSS Industries Inc.	2,977	72
	Blyth Inc.	3,607	52
*	Zagg Inc.	6,953	51
*	Sealy Corp.	15,681	34
*	Skullcandy Inc.	5,144	31
			31,471
Internet & Catalog Retail (8.4%)
*	Amazon.com Inc.	129,895	34,327
*	priceline.com Inc.	17,884	12,297
*	Liberty Interactive Corp.
	Class A	184,660	3,856
*	Netflix Inc.	18,998	3,573
	Expedia Inc.	34,903	2,228
*	TripAdvisor Inc.	39,337	1,788
*	Liberty Ventures Class A	12,566	907
	HSN Inc.	13,610	728
*	Shutterfly Inc.	12,349	535
*	Groupon Inc.	105,462	478
*	HomeAway Inc.	11,453	338
*	Blue Nile Inc.	4,347	148
	PetMed Express Inc.	7,224	91
	Nutrisystem Inc.	9,147	75
*	Overstock.com Inc.	5,444	63
*	Vitacost.com Inc.	8,133	60
*	Orbitz Worldwide Inc.	6,918	30
			61,522
Leisure Equipment & Products (1.5%)
	Mattel Inc.	123,061	5,015
	Polaris Industries Inc.	23,562	2,058
	Hasbro Inc.	41,967	1,679
	Brunswick Corp.	31,962	1,165
	Sturm Ruger & Co. Inc.	6,680	365
*	Smith & Wesson Holding
	Corp.	23,280	222
*	LeapFrog Enterprises Inc.	21,101	181
	Callaway Golf Co.	25,448	171
*	Arctic Cat Inc.	4,701	171
	JAKKS Pacific Inc.	7,453	91
*	Steinway Musical
	Instruments Inc.	2,778	62
			11,180

			Market
			Value•
		Shares	($000)
Media (27.4%)
	Walt Disney Co.	603,623	32,952
	Comcast Corp. Class A	723,909	28,804
	Time Warner Inc.	339,529	18,053
	News Corp. Class A	594,598	17,124
*	DIRECTV	206,098	9,928
	Viacom Inc. Class B	161,765	9,457
	Time Warner Cable Inc.	108,189	9,346
	CBS Corp. Class B	212,415	9,217
	Comcast Corp.	225,524	8,640
	Omnicom Group Inc.	94,759	5,452
	Virgin Media Inc.	91,496	4,245
*	Liberty Media Corp.	37,621	4,063
*	Discovery
	Communications Inc.
	Class A	51,852	3,802
	Sirius XM Radio Inc.	1,216,927	3,773
	News Corp. Class B	117,162	3,428
*	Liberty Global Inc. Class A	49,189	3,389
	DISH Network Corp.
	Class A	76,402	2,659
*	Liberty Global Inc.	38,988	2,490
*	Discovery
	Communications Inc.	31,284	2,018
	Interpublic Group of Cos.
	Inc.	155,627	1,989
	Scripps Networks
	Interactive Inc. Class A	31,112	1,962
	Gannett Co. Inc.	82,765	1,661
*	Charter Communications
	Inc. Class A	14,508	1,253
*	Madison Square Garden
	Co. Class A	21,179	1,184
*	AMC Networks Inc.
	Class A	19,348	1,111
*	Lamar Advertising Co.
	Class A	22,497	1,040
	Cinemark Holdings Inc.	37,029	1,029
	Cablevision Systems Corp.
	Class A	68,262	955
*	Starz - Liberty Capital	37,421	695
	Washington Post Co.
	Class B	1,654	659
	John Wiley & Sons Inc.
	Class A	17,303	633
	Morningstar Inc.	8,433	578
*	Live Nation Entertainment
	Inc.	51,791	549
	Meredith Corp.	12,991	546
*	Lions Gate Entertainment
	Corp.	25,621	537
	Regal Entertainment
	Group Class A	30,324	475
*	New York Times Co.
	Class A	48,407	468
	Arbitron Inc.	9,424	441
*	DreamWorks Animation
	SKG Inc. Class A	26,051	432
	Valassis Communications
	Inc.	13,930	383
	National CineMedia Inc.	19,939	304
	Scholastic Corp.	9,944	299
	Belo Corp. Class A	32,629	282
	Sinclair Broadcast Group
	Inc. Class A	18,268	257
*	Pandora Media Inc.	20,269	247
*	LIN TV Corp. Class A	10,569	120
*	EW Scripps Co. Class A	10,506	114
	Harte-Hanks Inc.	15,075	110
	Clear Channel Outdoor
	Holdings Inc. Class A	13,334	101

			Market
			Value•
		Shares	($000)
	World Wrestling
	Entertainment Inc. Class A	9,888	82
*	Cumulus Media Inc. Class A	23,013	75
	Fisher Communications Inc.	2,002	74
*	Journal Communications
	Inc. Class A	12,197	67
*	Digital Generation Inc.	8,400	65
*	Entercom Communications
	Corp. Class A	7,168	54
*	McClatchy Co. Class A	20,278	53
*	ReachLocal Inc.	2,848	36
*	Martha Stewart Living
	Omnimedia Class A	10,511	27
			199,787
Multiline Retail (5.5%)
	Target Corp.	221,723	13,960
	Macy’s Inc.	141,704	5,824
*	Dollar General Corp.	94,175	4,364
*	Dollar Tree Inc.	81,378	3,677
	Kohl’s Corp.	78,333	3,611
	Nordstrom Inc.	57,704	3,129
	Family Dollar Stores Inc.	35,312	2,032
	JC Penney Co. Inc.	58,820	1,034
	Dillard’s Inc. Class A	10,155	809
*	Big Lots Inc.	21,354	711
*,^	Sears Holdings Corp.	13,527	609
*	Saks Inc.	37,404	426
	Fred’s Inc. Class A	12,309	167
*	Gordmans Stores Inc.	2,986	40
			40,393
Specialty Retail (19.8%)
	Home Depot Inc.	536,136	36,725
	Lowe’s Cos. Inc.	405,961	15,487
	TJX Cos. Inc.	261,323	11,752
*	Bed Bath & Beyond Inc.	82,104	4,659
	Ross Stores Inc.	80,146	4,645
*	AutoZone Inc.	11,774	4,476
*	O’Reilly Automotive Inc.	41,290	4,201
	Limited Brands Inc.	87,916	4,002
	Gap Inc.	112,154	3,692
	Staples Inc.	242,534	3,197
*	CarMax Inc.	82,099	3,153
	Tiffany & Co.	45,506	3,056
	Tractor Supply Co.	25,202	2,621
	PetSmart Inc.	38,531	2,509
	Advance Auto Parts Inc.	26,397	2,015
	Ulta Salon Cosmetics &
	Fragrance Inc.	21,718	1,923
	Foot Locker Inc.	53,946	1,844
*	Sally Beauty Holdings Inc.	63,995	1,775
	Signet Jewelers Ltd.	28,924	1,771
	Dick’s Sporting Goods Inc.	35,109	1,755
*	Urban Outfitters Inc.	41,840	1,695
	Best Buy Co. Inc.	102,540	1,683
	GNC Holdings Inc. Class A	35,558	1,458
	Williams-Sonoma Inc.	31,383	1,425
	Abercrombie & Fitch Co.	29,567	1,379
	American Eagle Outfitters
	Inc.	63,940	1,322
	GameStop Corp. Class A	43,272	1,084
	Chico’s FAS Inc.	59,706	1,014
*	Cabela’s Inc.	16,329	826
	DSW Inc. Class A	12,020	814
*	Ascena Retail Group Inc.	47,848	803
	Rent-A-Center Inc.	21,197	769
	Pier 1 Imports Inc.	34,146	767
	Aaron’s Inc.	25,777	703
	Guess? Inc.	22,882	634
*	AutoNation Inc.	13,127	575
*	Vitamin Shoppe Inc.	9,789	514
*	Genesco Inc.	8,618	506

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Hibbett Sports Inc.	9,552	505
*	ANN Inc.	17,301	489
	Penske Automotive Group
	Inc.	16,442	489
	Men’s Wearhouse Inc.	17,188	483
*	Lumber Liquidators
	Holdings Inc.	8,158	483
*	Express Inc.	25,805	477
	Buckle Inc.	10,050	450
	Group 1 Automotive Inc.	7,591	438
*	Office Depot Inc.	101,204	408
*	Jos A Bank Clothiers Inc.	9,803	407
	Monro Muffler Brake Inc.	10,540	391
*	Select Comfort Corp.	18,885	388
*	Children’s Place Retail
	Stores Inc.	8,391	381
*	Aeropostale Inc.	28,640	373
	OfficeMax Inc.	30,173	361
*	Asbury Automotive
	Group Inc.	10,329	349
	Lithia Motors Inc. Class A	8,247	339
	Sonic Automotive Inc.
	Class A	14,288	319
	Finish Line Inc. Class A	17,568	318
*	Conn’s Inc.	9,650	309
*	Francesca’s Holdings Corp.	12,124	309
	Stage Stores Inc.	11,001	272
	Cato Corp. Class A	9,844	253
	Brown Shoe Co. Inc.	14,923	245
*	Pep Boys-Manny Moe
	& Jack	18,461	206
*	Zumiez Inc.	8,119	186
*	Barnes & Noble Inc.	10,281	162
	Hot Topic Inc.	13,747	149
*	rue21 inc	5,491	148
*	America’s Car-Mart Inc.	2,958	141
*	Mattress Firm Holding Corp.	4,755	132
	Haverty Furniture Cos. Inc.	6,492	119
	RadioShack Corp.	33,835	102
	Shoe Carnival Inc.	4,906	95
*	Wet Seal Inc. Class A	30,460	90
	Destination Maternity Corp.	3,867	87
	Big 5 Sporting Goods Corp.	5,211	81
	Stein Mart Inc.	9,537	81
*	Kirkland’s Inc.	5,710	66
*	hhgregg Inc.	6,591	62
*	Citi Trends Inc.	5,320	55
	bebe stores inc	12,712	50
	Systemax Inc.	4,370	44
*	Body Central Corp.	5,207	40
*	New York & Co. Inc.	8,962	39
*	Coldwater Creek Inc.	7,382	27
			144,627

			Market
			Value•
		Shares	($000)
Textiles, Apparel & Luxury Goods (6.3%)
	NIKE Inc. Class B	258,495	14,078
	VF Corp.	31,648	5,103
	Coach Inc.	101,800	4,920
	Ralph Lauren Corp. Class A	21,823	3,786
	PVH Corp.	28,906	3,522
*	Lululemon Athletica Inc.	35,982	2,412
*	Fossil Inc.	18,195	1,870
*	Under Armour Inc. Class A	28,345	1,397
*	Hanesbrands Inc.	35,103	1,391
*	Carter’s Inc.	17,809	1,005
	Wolverine World Wide Inc.	17,576	742
*	Fifth & Pacific Cos. Inc.	40,878	739
*	Steven Madden Ltd.	14,878	656
*	Iconix Brand Group Inc.	24,780	585
*	Deckers Outdoor Corp.	12,574	507
*	Crocs Inc.	31,818	482
	Jones Group Inc.	28,482	329
*	Tumi Holdings Inc.	12,923	305
*	Skechers U.S.A. Inc.
	Class A	14,114	295
*	Quiksilver Inc.	42,713	267
^	Columbia Sportswear Co.	4,711	262
	Oxford Industries Inc.	5,142	250
	Movado Group Inc.	6,352	229
	True Religion Apparel Inc.	8,455	226
*	G-III Apparel Group Ltd.	5,916	216
*	Vera Bradley Inc.	6,925	174
*	Maidenform Brands Inc.	8,018	154
*	Unifi Inc.	5,410	85
	Perry Ellis International Inc.	4,233	69
			46,056
Total Common Stocks (Cost $611,666)			729,777
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.143%
	(Cost $1,726)	1,726,101	1,726
Total Investments (100.2%)
(Cost $613,392)			731,503
Other Assets and Liabilities (–0.2%)
Other Assets			4,847
Liabilities[2]			(6,047)
			(1,200)
Net Assets (100%)			730,303

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	627,385
Undistributed Net Investment Income	581
Accumulated Net Realized Losses	(15,774)
Unrealized Appreciation (Depreciation)	118,111
Net Assets	730,303

Admiral Shares—Net Assets
Applicable to 814,404 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,122
Net Asset Value Per Share—
Admiral Shares	$41.90

ETF Shares—Net Assets
Applicable to 8,602,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	696,181
Net Asset Value Per Share—
ETF Shares	$80.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,643,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,726,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	6,067
Interest[1]	1
Security Lending	24
Total Income	6,092
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative—
Admiral Shares	13
Management and Administrative—
ETF Shares	269
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	70
Custodian Fees	8
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	16
Total Expenses	424
Net Investment Income	5,668
Realized Net Gain (Loss) on
Investment Securities Sold	11,203
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	58,835
Net Increase (Decrease) in Net Assets
Resulting from Operations	75,706

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,668	6,413
Realized Net Gain (Loss)	11,203	18,482
Change in Unrealized Appreciation (Depreciation)	58,835	53,854
Net Increase (Decrease) in Net Assets Resulting from Operations	75,706	78,749
Distributions
Net Investment Income
Admiral Shares	(348)	(131)
ETF Shares	(8,873)	(4,779)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,221)	(4,910)
Capital Share Transactions
Admiral Shares	12,580	5,695
ETF Shares	101,766	127,384
Net Increase (Decrease) from Capital Share Transactions	114,346	133,079
Total Increase (Decrease)	180,831	206,918
Net Assets
Beginning of Period	549,472	342,554
End of Period[2]	730,303	549,472

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $581,000 and $4,134,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$37.62	$31.22	$24.76	$21.43	$25.03	$31.02
Investment Operations
Net Investment Income	.348	.483	.363	.307	.398	.285[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.532	6.356	6.414	3.251	(3.603)	(6.075)
Total from Investment Operations	4.880	6.839	6.777	3.558	(3.205)	(5.790)
Distributions
Dividends from Net Investment Income	(.600)	(.439)	(.317)	(.228)	(.395)	(.200)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.600)	(.439)	(.317)	(.228)	(.395)	(.200)
Net Asset Value, End of Period	$41.90	$37.62	$31.22	$24.76	$21.43	$25.03

Total Return[2]	13.07%	22.17%	27.36%	16.62%	–12.34%	–18.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34	$19	$11.0	$5.3	$1.3	$0.7
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.48%	1.25%	1.28%	1.58%	1.11%
Portfolio Turnover Rate[3]	8%	6%	7%	7%	5%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$72.65	$60.29	$47.80	$41.37	$48.38	$60.02
Investment Operations
Net Investment Income	.670	.936	.698	.581	.764	.592[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.762	12.277	12.392	6.286	(6.988)	(11.772)
Total from Investment Operations	9.432	13.213	13.090	6.867	(6.224)	(11.180)
Distributions
Dividends from Net Investment Income	(1.152)	(.853)	(.600)	(.437)	(.786)	(.460)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.152)	(.853)	(.600)	(.437)	(.786)	(.460)
Net Asset Value, End of Period	$80.93	$72.65	$60.29	$47.80	$41.37	$48.38

Total Return	13.08%	22.18%	27.37%	16.62%	–12.32%	–18.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$696	$531	$332	$234	$141	$257
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.48%	1.25%	1.28%	1.61%	1.16%
Portfolio Turnover Rate[2]	8%	6%	7%	7%	5%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $11,410,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $15,567,000 to offset future net capital gains. Of this amount, $15,150,000 is subject to expiration dates; $36,000 may be used to offset future net capital gains through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,527,000 through August 31, 2016, $4,557,000 through August 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $417,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $613,392,000. Net unrealized appreciation of investment securities for tax purposes was $118,111,000, consisting of unrealized gains of $141,531,000 on securities that had risen in value since their purchase and $23,420,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $165,239,000 of investment securities and sold $55,730,000 of investment securities, other than temporary cash investments. Purchases and sales include $131,909,000 and $29,596,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	19,205	475	9,960	283
Issued in Lieu of Cash Distributions	298	8	110	3
Redeemed[1]	(6,923)	(173)	(4,375)	(128)
Net Increase (Decrease)—Admiral Shares	12,580	310	5,695	158
ETF Shares
Issued	131,946	1,700	174,719	2,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(30,180)	(400)	(47,335)	(700)
Net Increase (Decrease)—ETF Shares	101,766	1,300	127,384	1,800

1 Net of redemption fees for fiscal 2012 of $3,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile

As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VCSAX	VDC
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	2.55%	2.55%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	108	108	2,478
Median Market Cap	$65.5B	$65.5B	$38.3B
Price/Earnings Ratio	18.8x	18.8x	17.3x
Price/Book Ratio	3.8x	3.8x	2.3x
Return on Equity	21.6%	21.6%	16.9%
Earnings Growth Rate	7.9%	7.9%	9.4%
Dividend Yield	2.7%	2.7%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.61
Beta	1.00	0.50

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	2.7%
Distillers & Vintners	1.6
Drug Retail	6.5
Food Distributors	1.7
Food Retail	3.2
Household Products	20.2
Hypermarkets & Super Centers	10.4
Packaged Foods & Meats	17.2
Personal Products	2.6
Soft Drinks	17.9
Tobacco	15.4
Other Consumer Staples	0.6

Ten Largest Holdings (% of total net assets)

Procter &
Gamble Co.	Household Products	12.5%
Coca-Cola Co.	Soft Drinks	9.2
Philip Morris
International Inc.	Tobacco	9.0
Wal-Mart	Hypermarkets
Stores Inc.	& Super Centers	7.4
PepsiCo Inc.	Soft Drinks	6.7
Altria Group Inc.	Tobacco	4.1
CVS Caremark
Corp.	Drug Retail	4.1
Colgate-Palmolive
Co.	Household Products	3.5
Mondelez
International Inc.
Class A	Packaged Foods & Meats	2.8
Costco Wholesale	Hypermarkets
Corp.	& Super Centers	2.8
Top Ten		62.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2013

Consumer Staples Index Fund ETF Shares Net Asset Value
Spliced US IMI/Consumer Staples 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		11.02%	7.03%	8.58%
Net Asset Value		11.07	7.01	8.58
Admiral Shares	1/30/2004	11.09	7.00	8.62

1 Six months ended February 28, 2013.
2 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Beverages (20.0%)
	Coca-Cola Co.	3,286,350	127,247
	PepsiCo Inc.	1,228,151	93,057
	Coca-Cola Enterprises Inc.	266,124	9,522
	Dr Pepper Snapple Group
	Inc.	194,437	8,481
	Beam Inc.	131,252	8,010
	Brown-Forman Corp.
	Class B	114,474	7,512
*	Monster Beverage Corp.	137,369	6,928
*	Constellation Brands Inc.
	Class A	151,171	6,688
	Molson Coors Brewing
	Co. Class B	142,142	6,284
*	Boston Beer Co. Inc.
	Class A	11,161	1,735
	Coca-Cola Bottling Co.
	Consolidated	12,290	804
	National Beverage Corp.	46,423	621
*,^	Central European
	Distribution Corp.	261,322	189
			277,078
Food & Staples Retailing (21.7%)
	Wal-Mart Stores Inc.	1,451,616	102,745
	CVS Caremark Corp.	1,101,576	56,312
	Costco Wholesale Corp.	378,030	38,291
	Walgreen Co.	765,538	31,341
	Sysco Corp.	521,153	16,760
	Whole Foods Market Inc.	155,532	13,317
	Kroger Co.	445,993	13,027
	Safeway Inc.	233,230	5,565
*	United Natural Foods Inc.	51,258	2,595
	Casey’s General Stores
	Inc.	42,123	2,384
	Harris Teeter
	Supermarkets Inc.	53,861	2,316
*	Fresh Market Inc.	44,592	2,079
	PriceSmart Inc.	24,111	1,788
*	Rite Aid Corp.	918,823	1,507
	Andersons Inc.	26,393	1,295
^	SUPERVALU Inc.	319,609	1,269
*	Susser Holdings Corp.	26,893	1,191
	Weis Markets Inc.	23,155	937
	Spartan Stores Inc.	49,772	829
	Ingles Markets Inc.
	Class A	36,090	742
*	Pantry Inc.	57,305	713
*	Chefs’ Warehouse Inc.	39,315	708
	Nash Finch Co.	36,807	706
	Village Super Market Inc.
	Class A	20,653	676
	Roundy’s Inc.	21,470	123
			299,216

			Market
			Value•
		Shares	($000)
Food Products (19.9%)
	Mondelez International Inc.
	Class A	1,391,610	38,478
	General Mills Inc.	570,068	26,366
	Kraft Foods Group Inc.	463,951	22,488
	HJ Heinz Co.	284,362	20,596
	Archer-Daniels-Midland Co.	586,150	18,675
	Mead Johnson Nutrition Co.	182,634	13,681
	Kellogg Co.	225,251	13,628
	ConAgra Foods Inc.	372,318	12,700
	Hershey Co.	141,641	11,804
	Bunge Ltd.	133,772	9,914
	JM Smucker Co.	101,457	9,669
	McCormick & Co. Inc.	112,073	7,539
	Campbell Soup Co.	178,121	7,332
	Tyson Foods Inc. Class A	275,060	6,236
*	Green Mountain Coffee
	Roasters Inc.	122,210	5,837
	Hormel Foods Corp.	140,765	5,266
	Ingredion Inc.	75,320	4,986
	Hillshire Brands Co.	122,773	3,978
	Flowers Foods Inc.	127,975	3,606
*	Smithfield Foods Inc.	147,355	3,277
*	Dean Foods Co.	195,445	3,244
*	TreeHouse Foods Inc.	40,600	2,371
*	Hain Celestial Group Inc.	42,141	2,307
*	Darling International Inc.	132,995	2,220
	B&G Foods Inc.	64,210	1,888
	Lancaster Colony Corp.	23,880	1,747
*	Post Holdings Inc.	43,921	1,698
	Snyders-Lance Inc.	62,723	1,553
	Fresh Del Monte Produce
	Inc.	55,378	1,445
	J&J Snack Foods Corp.	20,784	1,439
	Sanderson Farms Inc.	27,251	1,382
*	Pilgrim’s Pride Corp.	117,068	1,031
	Cal-Maine Foods Inc.	25,444	1,030
	Tootsie Roll Industries Inc.	35,013	983
*	Dole Food Co. Inc.	76,348	855
	Calavo Growers Inc.	29,459	829
*	Boulder Brands Inc.	95,411	813
*	Chiquita Brands
	International Inc.	114,359	710
*	Diamond Foods Inc.	45,503	707
*	Seneca Foods Corp.
	Class A	22,187	677
*	Annie’s Inc.	2,798	117
			275,102
Household Products (20.3%)
	Procter & Gamble Co.	2,269,571	172,896
	Colgate-Palmolive Co.	416,599	47,671
	Kimberly-Clark Corp.	343,468	32,382
	Clorox Co.	114,809	9,645
	Church & Dwight Co. Inc.	129,670	8,034
	Energizer Holdings Inc.	59,926	5,509

			Market
			Value•
		Shares	($000)
	Spectrum Brands Holdings
	Inc.	30,044	1,625
	WD-40 Co.	22,721	1,232
*	Central Garden and Pet Co.
	Class A	80,135	700
*	Central Garden and Pet Co.	59,859	529
			280,223
Personal Products (2.6%)
	Estee Lauder Cos. Inc.
	Class A	212,726	13,636
	Avon Products Inc.	406,007	7,937
	Herbalife Ltd.	108,918	4,388
	Nu Skin Enterprises Inc.
	Class A	60,093	2,476
*	Prestige Brands Holdings
	Inc.	66,619	1,585
*	Elizabeth Arden Inc.	34,408	1,338
	Inter Parfums Inc.	37,169	931
*	Revlon Inc. Class A	39,536	892
*,^	USANA Health Sciences
	Inc.	18,030	799
*	Medifast Inc.	34,044	789
	Nature’s Sunshine Products
	Inc.	46,510	673
*	Star Scientific Inc.	238,502	422
			35,866
Tobacco (15.4%)
	Philip Morris International
	Inc.	1,360,612	124,836
	Altria Group Inc.	1,695,119	56,871
	Lorillard Inc.	352,707	13,593
	Reynolds American Inc.	305,287	13,335
	Universal Corp.	29,817	1,664
	Vector Group Ltd.	75,986	1,220
*	Alliance One International
	Inc.	222,863	831
			212,350
Total Common Stocks
(Cost $1,136,977)			1,379,835
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.143%
	(Cost $1,834)	1,834,528	1,834
Total Investments (100.0%)
(Cost $1,138,811)			1,381,669
Other Assets and Liabilities (0.0%)
Other Assets			13,197
Liabilities[2]			(14,152)
			(955)
Net Assets (100%)			1,380,714

Consumer Staples Index Fund

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,149,123
Undistributed Net Investment Income	3,092
Accumulated Net Realized Losses	(14,359)
Unrealized Appreciation (Depreciation)	242,858
Net Assets	1,380,714

Admiral Shares—Net Assets
Applicable to 2,792,981 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	132,048
Net Asset Value Per Share—
Admiral Shares	$47.28

ETF Shares—Net Assets
Applicable to 13,022,685 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,248,666
Net Asset Value Per Share—
ETF Shares	$95.88

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $984,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,151,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	21,263
Interest[1]	1
Security Lending	96
Total Income	21,360
Expenses
The Vanguard Group—Note B
Investment Advisory Services	86
Management and Administrative—
Admiral Shares	61
Management and Administrative—
ETF Shares	518
Marketing and Distribution—
Admiral Shares	10
Marketing and Distribution—
ETF Shares	148
Custodian Fees	12
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	44
Trustees’ Fees and Expenses	1
Total Expenses	880
Net Investment Income	20,480
Realized Net Gain (Loss) on
Investment Securities Sold	30,917
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	66,770
Net Increase (Decrease) in Net Assets
Resulting from Operations	118,167

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,480	28,645
Realized Net Gain (Loss)	30,917	19,818
Change in Unrealized Appreciation (Depreciation)	66,770	112,629
Net Increase (Decrease) in Net Assets Resulting from Operations	118,167	161,092
Distributions
Net Investment Income
Admiral Shares	(3,154)	(1,495)
ETF Shares	(33,224)	(20,079)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(36,378)	(21,574)
Capital Share Transactions
Admiral Shares	19,793	36,699
ETF Shares	64,146	199,750
Net Increase (Decrease) from Capital Share Transactions	83,939	236,449
Total Increase (Decrease)	165,728	375,967
Net Assets
Beginning of Period	1,214,986	839,019
End of Period[2]	1,380,714	1,214,986

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,092,000 and $18,990,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$44.44	$38.94	$32.92	$30.62	$34.06	$33.22
Investment Operations
Net Investment Income	.689	1.077	.956	.860[1]	.777[1]	.634[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.430	5.357	6.013	2.290	(3.648)	.766
Total from Investment Operations	4.119	6.434	6.969	3.150	(2.871)	1.400
Distributions
Dividends from Net Investment Income	(1.279)	(.934)	(.949)	(.850)	(.569)	(.560)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.279)	(.934)	(.949)	(.850)	(.569)	(.560)
Net Asset Value, End of Period	$47.28	$44.44	$38.94	$32.92	$30.62	$34.06

Total Return[2]	9.49%	16.81%	21.39%	10.34%	–8.26%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$132	$105	$57	$30	$29	$18
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.23%	2.80%	2.74%	2.61%	2.77%	1.88%
Portfolio Turnover Rate[3]	9%	7%	7%	7%	17%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$90.12	$78.96	$66.72	$62.07	$69.04	$67.35
Investment Operations
Net Investment Income	1.398	2.180	1.933	1.753[1]	1.616[1]	1.327[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.953	10.874	12.213	4.635	(7.413)	1.522
Total from Investment Operations	8.351	13.054	14.146	6.388	(5.797)	2.849
Distributions
Dividends from Net Investment Income	(2.591)	(1.894)	(1.906)	(1.738)	(1.173)	(1.159)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.591)	(1.894)	(1.906)	(1.738)	(1.173)	(1.159)
Net Asset Value, End of Period	$95.88	$90.12	$78.96	$66.72	$62.07	$69.04

Total Return	9.47%	16.80%	21.41%	10.33%	–8.22%	4.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,249	$1,110	$782	$547	$552	$518
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.23%	2.80%	2.74%	2.61%	2.80%	1.93%
Portfolio Turnover Rate[2]	9%	7%	7%	7%	17%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $168,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $27,653,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $17,620,000 to offset future net capital gains. Of this amount, $15,530,000 is subject to expiration dates; $219,000 may be used to offset future net capital gains through August 31, 2015, $2,261,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018. Capital losses of $2,090,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernnization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $1,138,811,000. Net unrealized appreciation of investment securities for tax purposes was $242,858,000, consisting of unrealized gains of $254,989,000 on securities that had risen in value since their purchase and $12,131,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $217,289,000 of investment securities and sold $150,758,000 of investment securities, other than temporary cash investments. Purchases and sales include $155,464,000 and $91,285,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	39,745	881	50,307	1,210
Issued in Lieu of Cash Distributions	2,782	63	1,284	32
Redeemed[1]	(22,734)	(504)	(14,892)	(358)
Net Increase (Decrease)—Admiral Shares	19,793	440	36,699	884
ETF Shares
Issued	155,612	1,701	276,149	3,320
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(91,466)	(1,000)	(76,399)	(900)
Net Increase (Decrease)—ETF Shares	64,146	701	199,750	2,420

1 Net of redemption fees for fiscal 2012 of $41,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VENAX	VDE
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.80%	1.80%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	169	168	2,478
Median Market Cap	$42.0B	$42.0B	$38.3B
Price/Earnings Ratio	13.6x	13.6x	17.3x
Price/Book Ratio	1.9x	1.9x	2.3x
Return on Equity	17.4%	17.4%	16.9%
Earnings Growth Rate	1.1%	1.1%	9.4%
Dividend Yield	1.9%	1.9%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	12%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.82
Beta	1.00	1.32

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels	1.1%
Integrated Oil & Gas	41.8
Oil & Gas Drilling	3.2
Oil & Gas Equipment & Services	17.1
Oil & Gas Exploration & Production	24.8
Oil & Gas Refining & Marketing	7.0
Oil & Gas Storage & Transportation	5.0

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	22.6%
Chevron Corp.	Integrated Oil & Gas	13.4
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.0
ConocoPhillips	Oil & Gas Exploration
	& Production	3.9
Occidental
Petroleum Corp.	Integrated Oil & Gas	3.9
Anadarko	Oil & Gas Exploration
Petroleum Corp.	& Production	2.3
Halliburton Co.	Oil & Gas Equipment
	& Services	2.2
Phillips 66	Oil & Gas Refining
	& Marketing	2.2
EOG	Oil & Gas Exploration
Resources Inc.	& Production	2.0
National Oilwell	Oil & Gas Equipment
Varco Inc.	& Services	1.7
Top Ten		60.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2013

Energy Index Fund ETF Shares Net Asset Value
Spliced US IMI/Energy 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		3.47%	–0.46%	10.76%
Net Asset Value		3.46	–0.48	10.75
Admiral Shares	10/7/2004	3.49	–0.49	10.04

1 Six months ended February 28, 2013.
2 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (20.3%)
	Oil & Gas Drilling (3.2%)
	Ensco plc Class A	294,764	17,727
	Noble Corp.	376,001	13,468
	Helmerich & Payne Inc.	158,369	10,494
*	Nabors Industries Ltd.	439,819	7,371
	Diamond Offshore Drilling
	Inc.	105,174	7,329
*	Rowan Cos. plc Class A	188,729	6,528
	Patterson-UTI Energy Inc.	229,152	5,348
*	Atwood Oceanics Inc.	90,945	4,652
*	Unit Corp.	69,501	3,161
*	Hercules Offshore Inc.	233,554	1,583
*	Parker Drilling Co.	220,737	1,051
*	Pioneer Energy Services
	Corp.	120,008	1,048
*	Vantage Drilling Co.	481,185	784

	Oil & Gas Equipment & Services (17.1%)
	Schlumberger Ltd.	1,942,646	151,235
	Halliburton Co.	1,349,065	56,000
	National Oilwell Varco Inc.	622,004	42,377
	Baker Hughes Inc.	644,892	28,904
*	Cameron International
	Corp.	364,449	23,223
*	FMC Technologies Inc.	352,238	18,285
*	Weatherford International
	Ltd.	1,128,114	13,402
	Oceaneering International
	Inc.	161,746	10,285
	Core Laboratories NV	70,100	9,614
*	Dresser-Rand Group Inc.	114,740	7,075
*	Superior Energy Services
	Inc.	240,072	6,350
*	Oil States International Inc.	82,530	6,285
*	McDermott International
	Inc.	364,225	4,633
*	Dril-Quip Inc.	53,342	4,386
	Tidewater Inc.	78,034	3,693
*	Helix Energy Solutions
	Group Inc.	156,827	3,671
	Lufkin Industries Inc.	53,028	3,435
	Bristow Group Inc.	56,938	3,317
	CARBO Ceramics Inc.	33,341	3,027
*	Exterran Holdings Inc.	96,029	2,423
*	Hornbeck Offshore
	Services Inc.	55,166	2,345
	SEACOR Holdings Inc.	32,553	2,262
*	Key Energy Services Inc.	239,229	2,053
*	Geospace Technologies
	Corp.	20,268	1,973
	RPC Inc.	112,105	1,814
*	C&J Energy Services Inc.	72,218	1,748
	Gulfmark Offshore Inc.	41,890	1,496
*	ION Geophysical Corp.	220,639	1,465
*	TETRA Technologies Inc.	150,318	1,387

			Market
			Value•
		Shares	($000)
*	Newpark Resources Inc.	156,099	1,375
^,*	Heckmann Corp.	291,465	1,038
*	Basic Energy Services Inc.	60,314	882
*	Tesco Corp.	68,295	868
*	Matrix Service Co.	53,858	838
*	PHI Inc.	26,324	831
	Gulf Island Fabrication Inc.	31,769	756
*	Era Group Inc.	35,453	716
*	Willbros Group Inc.	91,209	616
*	Dawson Geophysical Co.	19,417	600
*	Cal Dive International Inc.	259,910	470
*	RigNet Inc.	21,758	427
*	Global Geophysical
	Services Inc.	82,905	194
*	Forum Energy Technologies
	Inc.	2,587	69
			508,387
Oil, Gas & Consumable Fuels (79.7%)
	Coal & Consumable Fuels (1.1%)
	CONSOL Energy Inc.	340,638	10,952
	Peabody Energy Corp.	403,353	8,696
*	Alpha Natural Resources
	Inc.	351,419	2,804
	Arch Coal Inc.	356,089	1,862
*	Cloud Peak Energy Inc.	104,927	1,798
^,*	Solazyme Inc.	72,925	637
*	Uranium Energy Corp.	214,632	496
^,*	James River Coal Co.	140,830	373
^,*	KiOR Inc.	57,803	319

	Integrated Oil & Gas (41.8%)
	Exxon Mobil Corp.	6,323,316	566,253
	Chevron Corp.	2,861,348	335,207
	Occidental Petroleum
	Corp.	1,178,025	96,987
	Hess Corp.	452,959	30,122
	Murphy Oil Corp.	273,907	16,675

	Oil & Gas Exploration & Production (24.8%)
	ConocoPhillips	1,689,069	97,882
	Anadarko Petroleum Corp.	730,324	58,119
	EOG Resources Inc.	394,722	49,620
	Apache Corp.	563,159	41,826
	Marathon Oil Corp.	1,039,334	34,818
	Devon Energy Corp.	566,747	30,752
	Noble Energy Inc.	262,053	29,043
	Pioneer Natural Resources
	Co.	195,427	24,587
	Chesapeake Energy Corp.	983,339	19,824
	Cabot Oil & Gas Corp.	311,375	19,296
	Range Resources Corp.	241,167	18,522
*	Southwestern Energy Co.	519,464	17,802
	EQT Corp.	222,804	14,057
*	Concho Resources Inc.	147,928	13,308
*	Denbury Resources Inc.	579,088	10,493
*	Plains Exploration &
	Production Co.	194,023	8,803
	Cimarex Energy Co.	130,138	8,760

			Market
			Value•
		Shares	($000)
*	Whiting Petroleum Corp.	176,960	8,618
*	Cobalt International Energy
	Inc.	340,569	8,402
	QEP Resources Inc.	268,606	8,182
*	Continental Resources Inc.	70,635	6,216
	SM Energy Co.	100,694	5,828
	Energen Corp.	110,774	5,122
*	Gulfport Energy Corp.	118,259	4,843
*	Newfield Exploration Co.	207,789	4,804
*	WPX Energy Inc.	308,041	4,371
*	Oasis Petroleum Inc.	116,195	4,264
*	Ultra Petroleum Corp.	238,423	4,067
*	Rosetta Resources Inc.	81,812	3,983
*	Kodiak Oil & Gas Corp.	414,386	3,688
	Berry Petroleum Co.
	Class A	74,330	3,402
^,*	SandRidge Energy Inc.	580,083	3,306
	Energy XXI Bermuda Ltd.	106,819	3,176
*	McMoRan Exploration Co.	169,463	2,727
*	Gran Tierra Energy Inc.	453,123	2,719
*	PDC Energy Inc.	50,117	2,337
*	Halcon Resources Corp.	300,919	2,136
*	Stone Energy Corp.	80,700	1,650
*	Bonanza Creek Energy Inc.	48,620	1,645
*	Carrizo Oil & Gas Inc.	67,542	1,587
*	Bill Barrett Corp.	85,129	1,537
	EXCO Resources Inc.	229,122	1,521
*	Approach Resources Inc.	60,966	1,509
*	EPL Oil & Gas Inc.	58,253	1,499
*	Northern Oil and Gas Inc.	106,107	1,455
*	Forest Oil Corp.	213,055	1,236
*	Laredo Petroleum Holdings
	Inc.	70,853	1,214
*	Comstock Resources Inc.	85,287	1,204
*	Magnum Hunter Resources
	Corp.	297,074	1,150
*	Rex Energy Corp.	83,931	1,131
*	Swift Energy Co.	80,931	1,094
	W&T Offshore Inc.	69,883	1,038
*	Resolute Energy Corp.	98,886	1,007
	Contango Oil & Gas Co.	24,970	968
*	Vaalco Energy Inc.	111,086	901
*	Goodrich Petroleum Corp.	57,264	738
*	Triangle Petroleum Corp.	100,877	632
*	Clayton Williams Energy
	Inc.	15,002	596
*	BPZ Resources Inc.	234,629	577
	Penn Virginia Corp.	138,403	563
*	TransAtlantic Petroleum
	Ltd.	568,026	557
*	PetroQuest Energy Inc.	144,670	556
*	Sanchez Energy Corp.	29,849	552
*	Harvest Natural Resources
	Inc.	98,174	531
*	Abraxas Petroleum Corp.	236,627	485
*	Warren Resources Inc.	184,033	482
*	FX Energy Inc.	133,875	473
*	Quicksilver Resources Inc.	241,929	450

Energy Index Fund

			Market
			Value•
		Shares	($000)
	Apco Oil and Gas
	International Inc.	26,107	347
*	Endeavour International
	Corp.	128,881	326
*	Hyperdynamics Corp.	582,824	303
*	Lone Pine Resources Inc.	213,786	220
^,*	ZaZa Energy Corp.	120,638	192
*	Midstates Petroleum Co.
	Inc.	10,095	75
*	Matador Resources Co.	7,057	55

	Oil & Gas Refining & Marketing (7.0%)
	Phillips 66	872,510	54,933
	Marathon Petroleum Corp.	498,660	41,329
	Valero Energy Corp.	814,205	37,120
	HollyFrontier Corp.	286,567	16,105
	Tesoro Corp.	209,876	11,803
	World Fuel Services Corp.	111,798	4,252
	Western Refining Inc.	91,231	3,274
	CVR Energy Inc.	30,013	1,686
^,*	Clean Energy Fuels Corp.	122,950	1,547
	Rentech Inc.	421,929	1,152
	Delek US Holdings Inc.	24,323	909
	Alon USA Energy Inc.	39,609	772
*	Green Plains Renewable
	Energy Inc.	61,254	580
^,*	Amyris Inc.	134,207	393

	Oil & Gas Storage & Transportation (5.0%)
	Kinder Morgan Inc.	961,715	35,651
	Williams Cos. Inc.	941,558	32,681
	Spectra Energy Corp.	961,826	27,931
*	Kinder Morgan
	Management LLC	154,407	12,790
*	Cheniere Energy Inc.	289,436	6,165
	Targa Resources Corp.	47,645	2,906
*	SemGroup Corp. Class A	60,558	2,791
	Enbridge Energy
	Management LLC	78,414	2,143
	Crosstex Energy Inc.	74,663	1,245
			1,995,098
Total Common Stocks
(Cost $2,168,873)			2,503,485
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.143%
	(Cost $3,199)	3,199,000	3,199
Total Investments (100.1%)
(Cost $2,172,072)			2,506,684
Other Assets and Liabilities (–0.1%)
Other Assets			108,526
Liabilities[2]			(112,173)
			(3,647)
Net Assets (100%)			2,503,037

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,230,976
Undistributed Net Investment Income	8,932
Accumulated Net Realized Losses	(71,483)
Unrealized Appreciation (Depreciation)	334,612
Net Assets	2,503,037

Admiral Shares—Net Assets
Applicable to 7,870,824 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	435,730
Net Asset Value Per Share—
Admiral Shares	$55.36

ETF Shares—Net Assets
Applicable to 18,654,595 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,067,307
Net Asset Value Per Share—
ETF Shares	$110.82

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,996,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $3,199,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	24,304
Interest[1]	3
Security Lending	278
Total Income	24,585
Expenses
The Vanguard Group—Note B
Investment Advisory Services	127
Management and Administrative—
Admiral Shares	161
Management and Administrative—
ETF Shares	923
Marketing and Distribution—
Admiral Shares	27
Marketing and Distribution—
ETF Shares	235
Custodian Fees	14
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—ETF Shares	68
Trustees’ Fees and Expenses	1
Total Expenses	1,558
Net Investment Income	23,027
Realized Net Gain (Loss) on
Investment Securities Sold	17,033
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	165,503
Net Increase (Decrease) in Net Assets
Resulting from Operations	205,563

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,027	36,781
Realized Net Gain (Loss)	17,033	81,378
Change in Unrealized Appreciation (Depreciation)	165,503	(30,428)
Net Increase (Decrease) in Net Assets Resulting from Operations	205,563	87,731
Distributions
Net Investment Income
Admiral Shares	(4,899)	(3,683)
ETF Shares	(36,201)	(27,747)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(41,100)	(31,430)
Capital Share Transactions
Admiral Shares	154,849	10,975
ETF Shares	12,862	84,815
Net Increase (Decrease) from Capital Share Transactions	167,711	95,790
Total Increase (Decrease)	332,174	152,091
Net Assets
Beginning of Period	2,170,863	2,018,772
End of Period[2]	2,503,037	2,170,863

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $8,932,000 and $27,005,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$51.63	$50.17	$37.58	$37.34	$54.66	$50.36
Investment Operations
Net Investment Income	.553	.913	.708	.654	.578	.504
Net Realized and Unrealized Gain (Loss)
on Investments	4.174	1.358	12.508	.166	(17.335)	4.246
Total from Investment Operations	4.727	2.271	13.216	.820	(16.757)	4.750
Distributions
Dividends from Net Investment Income	(.997)	(.811)	(.626)	(.580)	(.563)	(.450)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.997)	(.811)	(.626)	(.580)	(.563)	(.450)
Net Asset Value, End of Period	$55.36	$51.63	$50.17	$37.58	$37.34	$54.66

Total Return[1]	9.29%	4.61%	35.21%	2.05%	–30.51%	9.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$436	$254	$237	$131	$108	$148
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.06%	1.81%	1.48%	1.71%	1.81%	0.99%
Portfolio Turnover Rate[2]	12%	12%	11%	16%	25%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$103.35	$100.41	$75.20	$74.74	$109.54	$100.92
Investment Operations
Net Investment Income	1.103	1.827	1.417	1.312	1.191	1.059
Net Realized and Unrealized Gain (Loss)
on Investments	8.361	2.731	25.040	.341	(34.808)	8.501
Total from Investment Operations	9.464	4.558	26.457	1.653	(33.617)	9.560
Distributions
Dividends from Net Investment Income	(1.994)	(1.618)	(1.247)	(1.193)	(1.183)	(.940)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.994)	(1.618)	(1.247)	(1.193)	(1.183)	(.940)
Net Asset Value, End of Period	$110.82	$103.35	$100.41	$75.20	$74.74	$109.54

Total Return	9.28%	4.60%	35.22%	2.05%	–30.49%	9.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,067	$1,917	$1,782	$1,041	$869	$845
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.06%	1.81%	1.48%	1.71%	1.84%	1.04%
Portfolio Turnover Rate[1]	12%	12%	11%	16%	25%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $313,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $18,704,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $69,808,000 to offset future net capital gains of $39,109,000 through August 31, 2018 and $30,699,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $2,172,072,000. Net unrealized appreciation of investment securities for tax purposes was $334,612,000, consisting of unrealized gains of $470,886,000 on securities that had risen in value since their purchase and $136,274,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $331,867,000 of investment securities and sold $182,806,000 of investment securities, other than temporary cash investments. Purchases and sales include $64,795,000 and $52,540,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	186,647	3,560	52,413	1,036
Issued in Lieu of Cash Distributions	3,807	74	2,872	58
Redeemed[1]	(35,605)	(675)	(44,310)	(902)
Net Increase (Decrease)—Admiral Shares	154,849	2,959	10,975	192
ETF Shares
Issued	65,444	603	173,740	1,705
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(52,582)	(500)	(88,925)	(900)
Net Increase (Decrease)—ETF Shares	12,862	103	84,815	805

1 Net of redemption fees for fiscal 2012 of $175,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VFAIX	VFH
Expense Ratio[1]	0.19%	0.19%
30-Day SEC Yield	2.13%	2.13%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	521	521	2,478
Median Market Cap	$23.4B	$23.4B	$38.3B
Price/Earnings Ratio	15.7x	15.8x	17.3x
Price/Book Ratio	1.2x	1.2x	2.3x
Return on Equity	7.7%	7.7%	16.9%
Earnings Growth Rate	5.8%	5.8%	9.4%
Dividend Yield	2.3%	2.3%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.90
Beta	1.00	1.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	8.0%
Consumer Finance	4.7
Diversified Banks	8.8
Diversified Financial Services	15.6
Diversified REITs	1.3
Insurance Brokers	2.0
Investment Banking & Brokerage	5.1
Life & Health Insurance	4.3
Mortgage REITs	2.5
Multi-line Insurance	3.3
Office REITs	2.4
Property & Casualty Insurance	10.7
Regional Banks	9.0
Reinsurance	1.3
Residential REITs	2.8
Retail REITs	4.7
Specialized Finance	2.7
Specialized REITs	7.5
Thrifts & Mortgage Finance	1.4
Other Financials	1.9

Ten Largest Holdings (% of total net assets)

JPMorgan Chase	Diversified Financial
& Co.	Services	6.7%
Wells Fargo & Co.	Diversified Banks	6.3
Citigroup Inc.	Diversified Financial
	Services	4.4
Bank of America	Diversified Financial
Corp.	Services	4.3
Berkshire
Hathaway Inc.	Property &
Class B	Casualty Insurance	3.6
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.4
US Bancorp	Diversified Banks	2.3
American
Express Co.	Consumer Finance	2.2
American
International
Group Inc.	Multi-line Insurance	1.9
Simon Property
Group Inc.	Retail REITs	1.8
Top Ten		35.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2013

Financials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Financials 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		26.37%	–6.16%	–2.14%
Net Asset Value		26.26	–6.22	–2.15
Admiral Shares	2/4/2004	26.34	–6.23	–1.99

1 Six months ended February 28, 2013.
2 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Capital Markets (13.2%)
	Goldman Sachs Group Inc.	198,255	29,691
	Morgan Stanley	657,680	14,831
	BlackRock Inc.	60,394	14,479
	Bank of New York Mellon
	Corp.	519,069	14,088
	State Street Corp.	206,395	11,680
	Franklin Resources Inc.	65,985	9,320
	T. Rowe Price Group Inc.	113,528	8,082
	Charles Schwab Corp.	481,382	7,818
	Ameriprise Financial Inc.	91,315	6,267
	Invesco Ltd.	197,137	5,281
	Northern Trust Corp.	95,765	5,092
*	Affiliated Managers Group
	Inc.	23,052	3,371
	Raymond James Financial
	Inc.	52,278	2,294
	Ares Capital Corp.	109,390	2,025
*	American Capital Ltd.	140,540	1,965
	Eaton Vance Corp.	50,870	1,943
	TD Ameritrade Holding
	Corp.	96,837	1,841
	SEI Investments Co.	61,358	1,735
	Waddell & Reed Financial
	Inc. Class A	38,157	1,565
	Legg Mason Inc.	52,714	1,502
*	E*TRADE Financial Corp.	120,875	1,295
	Jefferies Group Inc.	58,818	1,277
	Prospect Capital Corp.	93,831	1,046
	Federated Investors Inc.
	Class B	41,844	972
*	Stifel Financial Corp.	26,511	916
	Apollo Investment Corp.	91,040	791
	Janus Capital Group Inc.	83,317	771
	LPL Financial Holdings Inc.	24,115	760
	Greenhill & Co. Inc.	11,905	724
*	Walter Investment
	Management Corp.	14,839	681
*	Financial Engines Inc.	17,664	577
	Fifth Street Finance Corp.	46,752	500
	Solar Capital Ltd.	19,943	489
*	Virtus Investment Partners
	Inc.	2,802	471
	Evercore Partners Inc.
	Class A	11,454	466
	Main Street Capital Corp.	14,375	459
	Triangle Capital Corp.	12,313	372
*	WisdomTree Investments
	Inc.	39,488	359
	BlackRock Kelso Capital
	Corp.	32,776	342
	PennantPark Investment
	Corp.	29,119	338
	Hercules Technology
	Growth Capital Inc.	23,486	294
	Cohen & Steers Inc.	8,905	294

			Market
			Value•
		Shares	($000)
*	Piper Jaffray Cos.	7,530	290
	HFF Inc. Class A	14,834	272
	Duff & Phelps Corp.
	Class A	16,503	256
*	ICG Group Inc.	16,640	217
	TICC Capital Corp.	20,986	217
*	Investment Technology
	Group Inc.	17,411	211
	Golub Capital BDC Inc.	12,612	207
	Epoch Holding Corp.	7,401	207
	BGC Partners Inc. Class A	45,309	193
*	Knight Capital Group Inc.
	Class A	43,773	162
	Capital Southwest Corp.	1,397	162
	MCG Capital Corp.	33,740	152
*	Safeguard Scientifics Inc.	9,482	144
	New Mountain Finance
	Corp.	9,254	141
	MVC Capital Inc.	10,061	128
	THL Credit Inc.	7,973	122
*	INTL. FCStone Inc.	6,424	115
	GFI Group Inc.	31,602	111
	TCP Capital Corp.	6,810	107
	GAMCO Investors Inc.	1,993	107
	Calamos Asset
	Management Inc.
	Class A	9,337	104
	Westwood Holdings
	Group Inc.	2,447	101
	Oppenheimer Holdings Inc.
	Class A	4,579	87
*	Cowen Group Inc. Class A	29,997	78
*	GSV Capital Corp.	8,420	70
*	Ladenburg Thalmann
	Financial Services Inc.	50,104	65
	Artio Global Investors Inc.
	Class A	14,914	41
	Pzena Investment
	Management Inc. Class A	4,280	27
			163,158
Commercial Banks (17.8%)
	Wells Fargo & Co.	2,221,581	77,933
	US Bancorp	835,268	28,382
	PNC Financial Services
	Group Inc.	234,834	14,651
	BB&T Corp.	310,754	9,434
	SunTrust Banks Inc.	239,277	6,602
	Fifth Third Bancorp	398,584	6,314
	M&T Bank Corp.	51,342	5,241
	Regions Financial Corp.	627,523	4,801
	KeyCorp	415,730	3,904
*	CIT Group Inc.	84,720	3,546
	Comerica Inc.	84,713	2,912
	Huntington Bancshares
	Inc.	379,812	2,670
	Zions Bancorporation	81,977	1,979
	East West Bancorp Inc.	62,460	1,536

			Market
			Value•
		Shares	($000)
*	Signature Bank	20,505	1,523
	Cullen/Frost Bankers Inc.	24,662	1,494
	First Republic Bank	40,733	1,485
*	SVB Financial Group	19,756	1,325
	Commerce Bancshares Inc.	34,750	1,324
	First Niagara Financial Group
	Inc.	156,485	1,280
*	Popular Inc.	45,730	1,277
	City National Corp.	21,427	1,217
	First Horizon National Corp.	109,623	1,165
	Associated Banc-Corp	76,097	1,095
	Prosperity Bancshares Inc.	23,657	1,092
	Hancock Holding Co.	36,012	1,088
	Fulton Financial Corp.	88,286	1,002
	Bank of Hawaii Corp.	19,848	960
	TCF Financial Corp.	68,898	947
	Susquehanna Bancshares
	Inc.	78,856	917
	Synovus Financial Corp.	334,918	851
	Valley National Bancorp	84,108	844
	CapitalSource Inc.	89,420	805
	Webster Financial Corp.	36,062	794
*	Texas Capital Bancshares
	Inc.	17,980	760
	FirstMerit Corp.	49,223	744
	BOK Financial Corp.	12,147	722
	FNB Corp.	62,677	712
	Trustmark Corp.	29,897	685
	Iberiabank Corp.	13,244	665
	UMB Financial Corp.	14,557	664
	Cathay General Bancorp	33,236	648
	Umpqua Holdings Corp.	50,233	630
	Old National Bancorp	45,508	614
	Wintrust Financial Corp.	16,165	590
	United Bankshares Inc.	22,334	581
	BancorpSouth Inc.	37,760	578
	National Penn Bancshares
	Inc.	57,348	562
	Glacier Bancorp Inc.	31,951	557
	MB Financial Inc.	23,320	553
	Westamerica Bancorporation	12,301	544
	PrivateBancorp Inc.	29,820	534
	Bank of the Ozarks Inc.	13,141	504
	First Financial Bankshares
	Inc.	11,263	502
	International Bancshares
	Corp.	23,993	486
	Community Bank System
	Inc.	16,611	480
*	Western Alliance Bancorp	33,239	442
	CVB Financial Corp.	39,675	421
	BankUnited Inc.	14,693	417
	First Midwest Bancorp Inc.	33,253	416
	BBCN Bancorp Inc.	33,135	410
	First Citizens BancShares
	Inc.Class A	2,250	404
	First Financial Bancorp	25,915	397

Financials Index Fund

			Market
			Value•
		Shares	($000)
	PacWest Bancorp	13,609	372
	Park National Corp.	5,457	360
	Investors Bancorp Inc.	20,231	357
*	Citizens Republic Bancorp
	Inc.	17,238	355
	Columbia Banking System
	Inc.	17,688	354
	Sterling Financial Corp.	16,523	350
	SCBT Financial Corp.	7,201	343
	Home BancShares Inc.	9,977	338
	First Commonwealth
	Financial Corp.	45,406	330
	Independent Bank Corp.	10,248	325
*	Pinnacle Financial Partners
	Inc.	14,532	315
	NBT Bancorp Inc.	15,256	312
	Oriental Financial Group Inc.	20,029	307
	Chemical Financial Corp.	12,445	305
	WesBanco Inc.	12,553	294
	Boston Private Financial
	Holdings Inc.	31,505	288
	City Holding Co.	6,984	265
	Banner Corp.	8,599	255
	Renasant Corp.	11,115	245
	S&T Bancorp Inc.	12,875	232
	Sandy Spring Bancorp Inc.	11,301	219
	State Bank Financial Corp.	13,636	217
	Tompkins Financial Corp.	5,123	212
	West Coast Bancorp	8,731	205
	Community Trust Bancorp
	Inc.	5,996	205
*	Bancorp Inc.	15,821	202
	Cardinal Financial Corp.	12,434	198
	Union First Market
	Bankshares Corp.	10,287	187
	Lakeland Financial Corp.	6,874	170
	First Busey Corp.	37,366	168
*	Wilshire Bancorp Inc.	28,617	168
	Simmons First National Corp.
	Class A	6,681	168
*	Eagle Bancorp Inc.	7,727	168
	Washington Trust Bancorp
	Inc.	6,166	163
*	Central Pacific Financial Corp.	10,334	160
	TowneBank	10,987	160
	StellarOne Corp.	10,176	157
	Southside Bancshares Inc.	7,263	155
	1st Source Corp.	6,556	154
	Sterling Bancorp	13,572	138
	SY Bancorp Inc.	5,961	135
*	United Community Banks Inc.	12,299	132
	Arrow Financial Corp.	5,450	132
	CoBiz Financial Inc.	15,816	131
	First Community Bancshares
	Inc.	8,171	128
	First Financial Corp.	4,094	126
	Bryn Mawr Bank Corp.	5,403	124
	Lakeland Bancorp Inc.	12,617	121
	Heartland Financial USA Inc.	5,119	120
	First Interstate Bancsystem
	Inc.	6,552	120
	Univest Corp. of
	Pennsylvania	7,156	119
	First Connecticut Bancorp
	Inc.	8,113	116
*	Southwest Bancorp Inc.	8,454	110
	Camden National Corp.	3,193	108
	Hudson Valley Holding Corp.	7,108	108
	Bancfirst Corp.	2,656	106

			Market
			Value•
		Shares	($000)
	Trico Bancshares	6,167	105
	Great Southern Bancorp
	Inc.	4,179	100
	Republic Bancorp Inc.
	Class A	4,544	98
*	Taylor Capital Group Inc.	5,892	97
	First Bancorp	7,096	95
*	Sun Bancorp Inc.	19,267	69
*	FNB United Corp.	4,833	49
*	Hampton Roads
	Bankshares Inc.	15,397	20
			221,057
Consumer Finance (4.7%)
	American Express Co.	447,312	27,800
	Capital One Financial Corp.	258,317	13,182
	Discover Financial Services	224,177	8,638
	SLM Corp.	205,721	3,902
*	Portfolio Recovery
	Associates Inc.	7,506	878
	Cash America International
	Inc.	13,047	661
*	First Cash Financial
	Services Inc.	12,143	642
*	Credit Acceptance Corp.	5,475	605
*	World Acceptance Corp.	5,421	427
	Nelnet Inc. Class A	12,834	426
*	Ezcorp Inc. Class A	20,300	420
*	DFC Global Corp.	18,498	346
*	Encore Capital Group Inc.	9,956	294
*	Netspend Holdings Inc.	13,766	218
*	Green Dot Corp. Class A	10,582	148
*	Regional Management
	Corp.	2,536	46
			58,633
Diversified Financial Services (18.3%)
	JPMorgan Chase & Co.	1,688,680	82,610
	Citigroup Inc.	1,302,685	54,674
	Bank of America Corp.	4,787,933	53,769
	CME Group Inc.	140,666	8,415
	McGraw-Hill Cos. Inc.	110,975	5,166
*	IntercontinentalExchange
	Inc.	32,214	4,987
	Moody’s Corp.	89,143	4,284
	NYSE Euronext	108,157	4,032
	Leucadia National Corp.	92,636	2,492
*	MSCI Inc. Class A	54,445	1,804
	NASDAQ OMX Group Inc.	54,852	1,737
	CBOE Holdings Inc.	38,807	1,394
	MarketAxess Holdings Inc.	16,568	647
*	PHH Corp.	25,448	535
	Interactive Brokers Group
	Inc.	21,432	315
*	PICO Holdings Inc.	9,588	206
*	NewStar Financial Inc.	11,047	149
			227,216
Insurance (21.7%)
*	Berkshire Hathaway Inc.
	Class B	440,698	45,022
*	American International
	Group Inc.	622,927	23,677
	MetLife Inc.	388,656	13,774
	Travelers Cos. Inc.	169,366	13,620
	ACE Ltd.	150,858	12,882
	Prudential Financial Inc.	205,142	11,400
	Aflac Inc.	208,227	10,401
	Allstate Corp.	213,956	9,846
	Chubb Corp.	116,289	9,772

			Market
			Value•
		Shares	($000)
	Marsh & McLennan Cos.
	Inc.	241,735	8,978
	Aon plc	134,370	8,209
	Progressive Corp.	255,112	6,215
	Loews Corp.	139,836	6,028
	Hartford Financial Services
	Group Inc.	184,075	4,346
	Principal Financial Group
	Inc.	130,313	4,119
	XL Group plc Class A	133,829	3,833
	Lincoln National Corp.	122,404	3,616
	Cincinnati Financial Corp.	68,767	3,095
	Unum Group	122,433	2,996
*	Arch Capital Group Ltd.	60,726	2,983
	Willis Group Holdings plc	76,751	2,923
	Everest Re Group Ltd.	22,930	2,857
	PartnerRe Ltd.	27,245	2,431
	Torchmark Corp.	42,235	2,373
	Fidelity National Financial
	Inc. Class A	89,913	2,242
*	Alleghany Corp.	5,660	2,139
	Arthur J Gallagher & Co.	55,457	2,134
	WR Berkley Corp.	51,319	2,130
	Axis Capital Holdings Ltd.	48,960	1,994
*	Markel Corp.	4,073	1,969
	Reinsurance Group of
	America Inc. Class A	32,773	1,884
	RenaissanceRe Holdings
	Ltd.	21,434	1,874
*	Genworth Financial Inc.
	Class A	218,296	1,864
	HCC Insurance Holdings Inc.	45,018	1,801
	Brown & Brown Inc.	54,202	1,626
	Assurant Inc.	34,968	1,468
	Assured Guaranty Ltd.	77,520	1,447
	White Mountains Insurance
	Group Ltd.	2,484	1,403
	Allied World Assurance Co.
	Holdings AG	15,553	1,366
	American Financial Group
	Inc.	30,080	1,322
	Old Republic International
	Corp.	109,378	1,314
	Validus Holdings Ltd.	35,605	1,269
	ProAssurance Corp.	26,066	1,222
	Aspen Insurance Holdings
	Ltd.	31,441	1,128
	Protective Life Corp.	35,082	1,120
	CNO Financial Group Inc.	101,050	1,106
	First American Financial
	Corp.	45,194	1,098
	Alterra Capital Holdings Ltd.	30,115	923
	Erie Indemnity Co. Class A	12,571	920
	Hanover Insurance Group
	Inc.	19,982	853
	Endurance Specialty
	Holdings Ltd.	19,261	848
	StanCorp Financial Group
	Inc.	19,688	784
	Platinum Underwriters
	Holdings Ltd.	14,721	778
	Primerica Inc.	22,543	709
	Kemper Corp.	21,946	694
*	MBIA Inc.	64,537	624
	RLI Corp.	8,485	585
	Montpelier Re Holdings Ltd.	22,349	553
	Selective Insurance Group
	Inc.	24,380	542
*	Enstar Group Ltd.	4,315	541

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Symetra Financial Corp.	37,190	490
	Mercury General Corp.	12,346	480
	Amtrust Financial Services
	Inc.	13,356	444
	Argo Group International
	Holdings Ltd.	11,376	432
	American Equity Investment
	Life Holding Co.	26,823	372
	Horace Mann Educators
	Corp.	17,719	363
*	National Financial Partners
	Corp.	17,992	354
*	Greenlight Capital Re Ltd.
	Class A	13,502	324
	Tower Group Inc.	16,103	300
	Infinity Property & Casualty
	Corp.	5,251	295
*	Navigators Group Inc.	4,931	277
	Employers Holdings Inc.	12,948	272
*	AMERISAFE Inc.	8,140	266
	Safety Insurance Group Inc.	5,443	256
	Maiden Holdings Ltd.	24,302	245
*	Hilltop Holdings Inc.	18,904	243
	United Fire Group Inc.	9,655	237
	Stewart Information Services
	Corp.	8,081	187
	FBL Financial Group Inc.
	Class A	5,036	183
	National Western Life
	Insurance Co. Class A	1,045	170
*	Citizens Inc.	17,783	163
	Meadowbrook Insurance
	Group Inc.	21,556	152
*	eHealth Inc.	8,413	131
	OneBeacon Insurance
	Group Ltd. Class A	9,376	125
	National Interstate Corp.	3,585	119
	State Auto Financial Corp.	7,068	119
*	Global Indemnity plc	3,980	92
	Baldwin & Lyons Inc.	3,662	85
	Homeowners Choice Inc.	3,790	76
	Kansas City Life Insurance
	Co.	1,988	74
*	Phoenix Cos. Inc.	2,704	68
	EMC Insurance Group Inc.	2,336	60
	Donegal Group Inc. Class A	4,104	59
	Crawford & Co. Class B	5,659	47
	Crawford & Co. Class A	7,210	42
			269,272

Real Estate Investment Trusts (22.1%)
	Simon Property Group Inc.	137,763	21,885
	American Tower
	Corporation	175,555	13,623
	HCP Inc.	200,769	9,814
	Public Storage	64,740	9,789
	Ventas Inc.	131,241	9,289
	Prologis Inc.	204,699	7,971
	Equity Residential	142,794	7,859
	Health Care REIT Inc.	115,684	7,420
	Weyerhaeuser Co.	241,181	7,093
	Boston Properties Inc.	66,915	6,951
	Annaly Capital Management
	Inc.	433,017	6,707
	AvalonBay Communities
	Inc.	49,833	6,221
	Vornado Realty Trust	74,380	5,966
	American Capital Agency
	Corp.	172,926	5,485

		Market
		Value•
	Shares	($000)
Host Hotels & Resorts Inc.	322,145	5,370
Kimco Realty Corp.	181,345	3,948
Digital Realty Trust Inc.	55,005	3,684
Macerich Co.	60,847	3,657
Realty Income Corp.	79,473	3,628
General Growth Properties
Inc.	187,530	3,589
Plum Creek Timber Co. Inc.	71,911	3,488
SL Green Realty Corp.	40,174	3,279
Rayonier Inc.	54,701	3,056
Federal Realty Investment
Trust	28,567	3,034
UDR Inc.	111,004	2,649
Camden Property Trust	37,188	2,571
Essex Property Trust Inc.	16,187	2,412
Duke Realty Corp.	140,140	2,265
Taubman Centers Inc.	27,494	2,109
American Campus
Communities Inc.	46,413	2,098
Senior Housing Properties
Trust	83,116	2,085
Regency Centers Corp.	40,043	2,077
Liberty Property Trust	52,356	2,031
Alexandria Real Estate
Equities Inc.	28,394	2,020
Apartment Investment &
Management Co. Class A	64,862	1,921
DDR Corp.	110,353	1,906
Kilroy Realty Corp.	32,904	1,736
Extra Space Storage Inc.	46,294	1,733
Corrections Corp. of
America	44,364	1,701
Two Harbors Investment
Corp.	131,576	1,692
National Retail Properties
Inc.	48,357	1,666
Starwood Property Trust Inc.	59,417	1,661
BRE Properties Inc.	34,049	1,655
Weingarten Realty Investors	51,499	1,578
BioMed Realty Trust Inc.	74,587	1,575
CBL & Associates
Properties Inc.	67,396	1,533
Tanger Factory Outlet
Centers	41,601	1,468
Piedmont Office Realty
Trust Inc. Class A	74,491	1,464
Hospitality Properties Trust	54,790	1,463
Douglas Emmett Inc.	59,368	1,455
Home Properties Inc.	22,886	1,429
MFA Financial Inc.	159,265	1,414
Omega Healthcare
Investors Inc.	49,899	1,397
Chimera Investment Corp.	457,665	1,364
Mid-America Apartment
Communities Inc.	18,900	1,312
Equity Lifestyle
Properties Inc.	17,401	1,282
Highwoods Properties Inc.	34,997	1,277
CommonWealth REIT	49,799	1,257
Newcastle Investment Corp.	111,511	1,244
Invesco Mortgage Capital
Inc.	58,693	1,234
Hatteras Financial Corp.	43,682	1,166
Post Properties Inc.	24,184	1,155
ARMOUR Residential
REIT Inc.	166,623	1,115
Geo Group Inc.	31,933	1,103
Mack-Cali Realty Corp.	38,796	1,101
LaSalle Hotel Properties	42,221	1,072

			Market
			Value•
		Shares	($000)
	Healthcare Realty Trust Inc.	38,477	1,023
	EPR Properties	20,780	1,014
	Medical Properties Trust Inc.	65,076	945
	CYS Investments Inc.	77,962	925
	Corporate Office Properties
	Trust	35,636	922
	RLJ Lodging Trust	42,650	912
	Brandywine Realty Trust	64,312	884
	Retail Properties of America
	Inc.	59,456	880
	DCT Industrial Trust Inc.	119,535	868
	Sovran Self Storage Inc.	13,629	829
	WP Carey Inc.	13,779	821
	Washington REIT	29,472	816
	CubeSmart	54,793	808
*	Sunstone Hotel Investors
	Inc.	71,182	806
	Colonial Properties Trust	37,197	802
	Lexington Realty Trust	69,173	793
	Potlatch Corp.	17,971	791
	DiamondRock Hospitality Co.	87,586	783
	NorthStar Realty Finance
	Corp.	86,390	773
	Ryman Hospitality Properties	16,776	751
	EastGroup Properties Inc.	12,942	735
	Redwood Trust Inc.	35,581	721
	Glimcher Realty Trust	62,334	702
	National Health Investors Inc.	10,554	684
*	First Industrial Realty Trust
	Inc.	41,969	666
	DuPont Fabros Technology
	Inc.	28,389	657
	PennyMac Mortgage
	Investment Trust	25,420	646
	American Capital Mortgage
	Investment Corp.	24,924	641
	PS Business Parks Inc.	8,583	635
	Pebblebrook Hotel Trust	26,445	632
	Equity One Inc.	26,589	625
	Colony Financial Inc.	28,209	625
	Acadia Realty Trust	22,064	594
	Sun Communities Inc.	12,529	583
	Government Properties
	Income Trust	20,915	553
	Capstead Mortgage Corp.	43,842	550
	Education Realty Trust Inc.	49,767	543
*	Strategic Hotels & Resorts
	Inc.	72,657	529
	LTC Properties Inc.	13,654	527
	Healthcare Trust of America
	Inc. Class A	44,417	510
	Chesapeake Lodging Trust	21,367	460
	Franklin Street Properties
	Corp.	33,375	459
	American Assets Trust Inc.	14,929	451
	Hudson Pacific Properties
	Inc.	19,945	450
	Hersha Hospitality Trust
	Class A	79,404	445
	Sabra Health Care REIT Inc.	16,536	437
	Pennsylvania REIT	23,689	428
	CreXus Investment Corp.	30,648	408
	Cousins Properties Inc.	41,618	405
	STAG Industrial Inc.	18,541	393
	Investors Real Estate Trust	41,338	393
	Associated Estates Realty
	Corp.	22,251	389
	Inland Real Estate Corp.	39,857	385

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Anworth Mortgage Asset
	Corp.	62,236	380
	Ashford Hospitality Trust Inc.	28,678	338
	Ramco-Gershenson
	Properties Trust	20,879	330
	First Potomac Realty Trust	22,826	323
*	iStar Financial Inc.	31,617	316
	Universal Health Realty
	Income Trust	5,450	311
	Coresite Realty Corp.	9,447	306
	Alexander’s Inc.	911	296
	Retail Opportunity
	Investments Corp.	22,860	295
	Resource Capital Corp.	43,393	295
	Parkway Properties Inc.	16,058	272
	Summit Hotel Properties Inc.	28,146	270
*	FelCor Lodging Trust Inc.	52,692	264
	Dynex Capital Inc.	23,454	254
	Excel Trust Inc.	19,249	243
	Getty Realty Corp.	12,150	242
	Apollo Residential Mortgage
	Inc.	10,674	239
	Saul Centers Inc.	5,378	235
	Urstadt Biddle Properties
	Inc. Class A	10,398	220
	Western Asset Mortgage
	Capital Corp.	10,030	216
	Select Income REIT	7,750	216
	Campus Crest Communities
	Inc.	16,986	213
	Kite Realty Group Trust	32,153	212
	Apollo Commercial Real
	Estate Finance Inc.	11,047	191
	CapLease Inc.	31,017	185
	Winthrop Realty Trust	12,996	163
	Monmouth Real Estate
	Investment Corp. Class A	14,298	160
	Cedar Realty Trust Inc.	27,622	159
	New York Mortgage Trust
	Inc.	21,307	150
	Rouse Properties Inc.	8,930	148
	Whitestone REIT	7,248	107
			273,808
Real Estate Management & Development (0.8%)
*	CBRE Group Inc. Class A	138,989	3,359
	Jones Lang LaSalle Inc.	19,609	1,895
*	Howard Hughes Corp.	12,770	980
*	Forest City Enterprises Inc.
	Class A	53,654	861
*	St. Joe Co.	31,085	693
*	Alexander & Baldwin Inc.	19,016	670
*	Altisource Portfolio
	Solutions SA	7,247	591
*	Zillow Inc. Class A	7,728	332

			Market
			Value•
		Shares	($000)
	Kennedy-Wilson Holdings
	Inc.	19,791	318
*	Forestar Group Inc.	15,424	269
*	Tejon Ranch Co.	7,066	207
			10,175
Thrifts & Mortgage Finance (1.4%)
	New York Community
	Bancorp Inc.	195,721	2,642
	People’s United Financial
	Inc.	154,762	2,027
*	Ocwen Financial Corp.	51,017	2,011
	Hudson City Bancorp Inc.	210,999	1,798
	Washington Federal Inc.	47,570	835
	Capitol Federal Financial Inc.	68,046	805
	Radian Group Inc.	74,701	658
	Home Loan Servicing
	Solutions Ltd.	25,111	566
	Northwest Bancshares Inc.	43,534	544
	EverBank Financial Corp.	29,353	443
*	TFS Financial Corp.	41,496	436
	Astoria Financial Corp.	40,015	391
*	Nationstar Mortgage
	Holdings Inc.	10,006	386
	Provident Financial
	Services Inc.	24,293	364
	Northfield Bancorp Inc.	26,156	298
	ViewPoint Financial Group
	Inc.	14,093	294
	Brookline Bancorp Inc.	31,406	286
	Berkshire Hills Bancorp Inc.	11,186	272
	Oritani Financial Corp.	18,357	270
*	MGIC Investment Corp.	86,874	259
	TrustCo Bank Corp. NY	41,900	218
	Flushing Financial Corp.	13,129	207
*	Walker & Dunlop Inc.	9,387	199
	Dime Community
	Bancshares Inc.	13,638	194
	Rockville Financial Inc.	12,650	163
	Provident New York Bancorp	18,010	162
*	Beneficial Mutual Bancorp
	Inc.	16,042	154
	WSFS Financial Corp.	3,081	146
*	Flagstar Bancorp Inc.	10,198	139
	United Financial Bancorp Inc.	8,622	129
*	HomeStreet Inc.	4,896	122
	Territorial Bancorp Inc.	4,099	96
	OceanFirst Financial Corp.	6,777	94
	Westfield Financial Inc.	9,688	75
*	Doral Financial Corp.	55,665	32
			17,715
Total Common Stocks
(Cost $1,258,161)			1,241,034

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.143%
(Cost $28)	28,322	28
Total Investments (100.0%)
(Cost $1,258,189)		1,241,062
Other Assets and Liabilities (0.0%)
Other Assets		9,921
Liabilities		(9,967)
		(46)
Net Assets (100%)		1,241,016

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,497,106
Undistributed Net Investment Income	463
Accumulated Net Realized Losses	(239,426)
Unrealized Appreciation (Depreciation)	(17,127)
Net Assets	1,241,016

Admiral Shares—Net Assets
Applicable to 5,858,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	107,757
Net Asset Value Per Share—
Admiral Shares	$18.39

ETF Shares—Net Assets
Applicable to 30,880,932 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,133,259
Net Asset Value Per Share—
ETF Shares	$36.70

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	11,672
Interest[1]	1
Total Income	11,673
Expenses
The Vanguard Group—Note B
Investment Advisory Services	68
Management and Administrative—
Admiral Shares	47
Management and Administrative—
ETF Shares	420
Marketing and Distribution—
Admiral Shares	7
Marketing and Distribution—ETF Shares	105
Custodian Fees	18
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	26
Trustees’ Fees and Expenses	1
Total Expenses	692
Net Investment Income	10,981
Realized Net Gain (Loss) on
Investment Securities Sold	11,929
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	128,745
Net Increase (Decrease) in Net Assets
Resulting from Operations	151,655

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,981	15,431
Realized Net Gain (Loss)	11,929	10,193
Change in Unrealized Appreciation (Depreciation)	128,745	75,032
Net Increase (Decrease) in Net Assets Resulting from Operations	151,655	100,656
Distributions
Net Investment Income
Admiral Shares	(1,237)	(1,356)
ETF Shares	(12,635)	(12,760)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(13,872)	(14,116)
Capital Share Transactions
Admiral Shares	22,592	2,146
ETF Shares	239,667	145,660
Net Increase (Decrease) from Capital Share Transactions	262,259	147,806
Total Increase (Decrease)	400,042	234,346
Net Assets
Beginning of Period	840,974	606,628
End of Period[2]	1,241,016	840,974

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $463,000 and $3,354,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.05	$14.16	$13.99	$14.72	$20.38	$30.10
Investment Operations
Net Investment Income	.189	.320	.263	.209	.389	.700[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.397	1.874	.150	(.715)	(5.596)	(9.699)
Total from Investment Operations	2.586	2.194	.413	(.506)	(5.207)	(8.999)
Distributions
Dividends from Net Investment Income	(.246)	(.304)	(.243)	(.224)	(.453)	(.721)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.246)	(.304)	(.243)	(.224)	(.453)	(.721)
Net Asset Value, End of Period	$18.39	$16.05	$14.16	$13.99	$14.72	$20.38

Total Return[3]	16.25%	15.84%	2.79%	–3.52%	–25.35%	–30.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$108	$73	$62	$65	$74	$81
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.45%	2.16%	1.63%	1.36%	2.97%	3.06%
Portfolio Turnover Rate[4]	10%	7%	10%	11%	17%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.01, and $.00. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$32.03	$28.25	$27.92	$29.38	$40.66	$60.04
Investment Operations
Net Investment Income	.378	.639	.526	.417	.784	1.449[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	4.784	3.747	.287	(1.425)	(11.150)	(19.368)
Total from Investment Operations	5.162	4.386	.813	(1.008)	(10.366)	(17.919)
Distributions
Dividends from Net Investment Income	(.492)	(.606)	(.483)	(.452)	(.914)	(1.461)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.492)	(.606)	(.483)	(.452)	(.914)	(1.461)
Net Asset Value, End of Period	$36.70	$32.03	$28.25	$27.92	$29.38	$40.66

Total Return	16.26%	15.87%	2.73%	–3.51%	–25.31%	–30.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,133	$768	$544	$464	$580	$651
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.45%	2.16%	1.63%	1.36%	3.00%	3.11%
Portfolio Turnover Rate[3]	10%	7%	10%	11%	17%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.02 and $.01. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $152,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Financials Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $251,331,000 to offset future net capital gains. Of this amount, $226,838,000 is subject to expiration dates; $85,000 may be used to offset future net capital gains through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, $28,618,000 through August 31, 2017, $129,445,000 through August 31, 2018, and $67,366,000 through August 31, 2019. Capital losses of $24,493,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $1,258,189,000. Net unrealized depreciation of investment securities for tax purposes was $17,127,000, consisting of unrealized gains of $111,344,000 on securities that had risen in value since their purchase and $128,471,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $313,419,000 of investment securities and sold $52,484,000 of investment securities, other than temporary cash investments. Purchases include $239,575,000 in connection with in-kind purchases of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	36,778	2,143	18,209	1,223
Issued in Lieu of Cash Distributions	1,089	64	1,184	85
Redeemed[1]	(15,275)	(888)	(17,247)	(1,178)
Net Increase (Decrease)—Admiral Shares	22,592	1,319	2,146	130
ETF Shares
Issued	239,667	6,900	199,891	6,618
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	—	—	(54,231)	(1,900)
Net Increase (Decrease)—ETF Shares	239,667	6,900	145,660	4,718

1 Net of redemption fees for fiscal 2012 of $47,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VHCIX	VHT
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.69%	1.69%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	293	291	2,478
Median Market Cap	$46.6B	$46.6B	$38.3B
Price/Earnings Ratio	20.2x	20.2x	17.3x
Price/Book Ratio	2.9x	2.9x	2.3x
Return on Equity	19.5%	19.5%	16.9%
Earnings Growth Rate	8.8%	8.8%	9.4%
Dividend Yield	1.8%	1.8%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.72
Beta	1.00	0.69

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology	16.6%
Health Care Distributors	3.4
Health Care Equipment	17.3
Health Care Facilities	2.1
Health Care Services	4.9
Health Care Supplies	1.3
Health Care Technology	1.2
Life Sciences Tools & Services	4.6
Managed Health Care	6.7
Pharmaceuticals	41.9

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	10.6%
Pfizer Inc.	Pharmaceuticals	10.2
Merck & Co. Inc.	Pharmaceuticals	6.5
Amgen Inc.	Biotechnology	3.5
Gilead Sciences Inc.	Biotechnology	3.3
Bristol-Myers Squibb Co.	Pharmaceuticals	3.1
AbbVie Inc.	Pharmaceuticals	2.9
Eli Lilly & Co.	Pharmaceuticals	2.9
UnitedHealth Group Inc.	Managed
	Health Care	2.8
Abbott Laboratories	Health Care
	Equipment	2.7
Top Ten		48.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2013

Health Care Index Fund ETF Shares Net Asset Value
Spliced US IMI/Health Care 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		19.08%	5.42%	5.49%
Net Asset Value		19.10	5.39	5.49
Admiral Shares	2/5/2004	19.10	5.37	5.47

1 Six months ended February 28, 2013.
2 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Biotechnology (16.6%)
	Amgen Inc.	539,314	49,299
*	Gilead Sciences Inc.	1,065,164	45,493
*	Celgene Corp.	297,304	30,676
*	Biogen Idec Inc.	158,016	26,284
*	Alexion Pharmaceuticals
	Inc.	136,609	11,849
*	Regeneron
	Pharmaceuticals Inc.	53,147	8,876
*	Vertex Pharmaceuticals
	Inc.	152,442	7,137
*	BioMarin Pharmaceutical
	Inc.	87,047	5,046
*	Onyx Pharmaceuticals
	Inc.	50,594	3,810
*	Pharmacyclics Inc.	39,245	3,445
*	Ariad Pharmaceuticals Inc.	127,392	2,679
*	Medivation Inc.	52,224	2,566
*	Seattle Genetics Inc.	70,790	1,992
*	United Therapeutics Corp.	32,450	1,941
*	Cubist Pharmaceuticals
	Inc.	45,361	1,925
*	Alkermes plc	88,061	1,912
*	Incyte Corp. Ltd.	83,095	1,845
*	Cepheid Inc.	46,557	1,696
*	Myriad Genetics Inc.	57,033	1,450
*	Arena Pharmaceuticals
	Inc.	153,034	1,284
*	Theravance Inc.	55,027	1,117
*	Isis Pharmaceuticals Inc.	67,676	995
*	Alnylam Pharmaceuticals
	Inc.	37,843	897
*	ImmunoGen Inc.	58,345	885
*	Infinity Pharmaceuticals
	Inc.	20,537	848
*	Acorda Therapeutics Inc.	27,973	832
*	Ironwood Pharmaceuticals
	Inc. Class A	53,212	794
*	Opko Health Inc.	104,149	723
	PDL BioPharma Inc.	97,761	698
*	Dendreon Corp.	108,701	629
^,*	Exelixis Inc.	130,515	595
*	Neurocrine Biosciences
	Inc.	47,161	499
*	InterMune Inc.	55,052	488
*	NPS Pharmaceuticals Inc.	60,847	486
*	Exact Sciences Corp.	44,644	477
	Spectrum Pharmaceuticals
	Inc.	41,398	472
*	Synageva BioPharma Corp.	9,237	462
*	Achillion Pharmaceuticals
	Inc.	51,314	416
*	Rigel Pharmaceuticals Inc.	61,683	415
*	Aegerion Pharmaceuticals
	Inc.	13,698	413

			Market
			Value•
		Shares	($000)
*	Momenta Pharmaceuticals
	Inc.	31,470	401
*	Halozyme Therapeutics Inc.	67,455	368
*	Merrimack Pharmaceuticals
	Inc.	55,313	354
*	Sangamo Biosciences Inc.	34,180	348
*	Genomic Health Inc.	11,767	337
*	Lexicon Pharmaceuticals
	Inc.	159,021	313
*	Idenix Pharmaceuticals Inc.	71,786	302
*	Orexigen Therapeutics Inc.	50,137	299
*	MannKind Corp.	107,581	275
*	Ligand Pharmaceuticals Inc.
	Class B	13,053	268
*	Protalix BioTherapeutics
	Inc.	46,516	266
*	Emergent Biosolutions Inc.	17,121	265
*	Dynavax Technologies
	Corp.	120,290	245
*	Dyax Corp.	66,544	214
*	AVEO Pharmaceuticals Inc.	31,531	210
*	ZIOPHARM Oncology Inc.	45,532	202
*	TESARO Inc.	9,198	183
*	Raptor Pharmaceutical
	Corp.	35,823	178
*	PROLOR Biotech Inc.	35,131	177
*	Novavax Inc.	93,695	171
*	AMAG Pharmaceuticals Inc.	9,993	165
*	Synergy Pharmaceuticals
	Inc.	27,607	151
*	Clovis Oncology Inc.	7,900	149
*	NewLink Genetics Corp.	12,172	143
*	Curis Inc.	53,018	143
*	BioMimetic Therapeutics
	Inc.	14,471	137
*	Geron Corp.	89,781	131
*	Immunomedics Inc.	56,508	130
*	Threshold Pharmaceuticals
	Inc.	27,658	128
*	Trius Therapeutics Inc.	22,242	117
*	SIGA Technologies Inc.	25,902	111
	Enzon Pharmaceuticals Inc.	24,373	103
*	Arqule Inc.	39,770	98
*	Sunesis Pharmaceuticals
	Inc.	17,991	94
*	Targacept Inc.	18,755	81
*	Biotime Inc.	18,705	79
*	Progenics Pharmaceuticals
	Inc.	29,107	77
*	Osiris Therapeutics Inc.	11,091	73
*	Affymax Inc.	24,171	64
^,*	Savient Pharmaceuticals
	Inc.	48,119	45
*	Forest Laboratories Inc.
	Contingent Value Rights
	Exp. 04/14/2018	8,685	8
			231,949

			Market
			Value•
		Shares	($000)
Health Care Equipment & Supplies (18.6%)
	Abbott Laboratories	1,111,106	37,544
	Medtronic Inc.	716,974	32,235
	Baxter International Inc.	386,250	26,111
	Covidien plc	332,650	21,147
*	Intuitive Surgical Inc.	27,943	14,248
	Stryker Corp.	213,882	13,663
	Becton Dickinson and Co.	138,380	12,186
	Zimmer Holdings Inc.	122,349	9,171
	St. Jude Medical Inc.	216,592	8,880
*	Boston Scientific Corp.	965,023	7,132
*	Edwards Lifesciences
	Corp.	81,254	6,982
*	Varian Medical Systems
	Inc.	76,854	5,428
	CR Bard Inc.	54,898	5,427
*	CareFusion Corp.	155,866	5,103
	ResMed Inc.	100,601	4,476
	DENTSPLY International
	Inc.	99,770	4,132
*	Hologic Inc.	187,522	4,094
	Cooper Cos. Inc.	33,687	3,573
*	IDEXX Laboratories Inc.	38,371	3,535
*	Sirona Dental Systems
	Inc.	38,671	2,746
	Teleflex Inc.	28,734	2,298
	STERIS Corp.	39,201	1,529
*	Haemonetics Corp.	36,128	1,490
*	Thoratec Corp.	41,064	1,446
	West Pharmaceutical
	Services Inc.	23,783	1,437
*	Align Technology Inc.	45,559	1,432
	Hill-Rom Holdings Inc.	42,647	1,398
*	Alere Inc.	54,172	1,233
*	Cyberonics Inc.	19,463	890
*	Insulet Corp.	36,189	817
*	Volcano Corp.	37,669	815
	Masimo Corp.	37,748	749
*	Neogen Corp.	15,770	738
*	DexCom Inc.	47,977	716
*	HeartWare International
	Inc.	8,060	688
*	ArthroCare Corp.	19,563	683
	Abaxis Inc.	15,508	658
	Analogic Corp.	8,511	631
	CONMED Corp.	19,967	621
	Meridian Bioscience Inc.	29,238	620
*	Wright Medical Group Inc.	25,192	586
*	Integra LifeSciences
	Holdings Corp.	14,286	582
*	NuVasive Inc.	30,193	561
*	Endologix Inc.	37,065	558
*	ICU Medical Inc.	9,380	532
*	Orthofix International NV	13,783	514
	Cantel Medical Corp.	16,412	511
*	Quidel Corp.	21,359	506
*	Conceptus Inc.	21,267	475
*	Greatbatch Inc.	16,900	457

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	NxStage Medical Inc.	37,692	423
*	ABIOMED Inc.	25,012	401
*	Merit Medical Systems Inc.	28,996	346
*	MAKO Surgical Corp.	23,968	307
	Invacare Corp.	19,985	290
*	Antares Pharma Inc.	81,366	280
*	Symmetry Medical Inc.	24,885	260
*	SurModics Inc.	10,097	256
*	Natus Medical Inc.	20,140	256
*	AngioDynamics Inc.	19,112	237
	Atrion Corp.	1,093	214
*	GenMark Diagnostics Inc.	20,449	213
*	OraSure Technologies Inc.	37,119	206
*	Navidea Biopharmaceuticals
	Inc.	65,869	202
*	Accuray Inc.	46,096	197
*	Tornier NV	10,540	183
*	Palomar Medical
	Technologies Inc.	12,757	141
*	PhotoMedex Inc.	9,108	134
*	RTI Biologics Inc.	36,160	131
*	Staar Surgical Co.	24,278	131
*	Unilife Corp.	51,451	129
*	Exactech Inc.	5,785	107
			259,028
Health Care Providers & Services (17.1%)
	UnitedHealth Group Inc.	717,939	38,374
*	Express Scripts Holding Co.	573,850	32,658
	McKesson Corp.	165,975	17,615
	WellPoint Inc.	213,404	13,269
	Cigna Corp.	200,891	11,744
	Aetna Inc.	235,216	11,100
	Cardinal Health Inc.	238,758	11,033
*	DaVita HealthCare Partners
	Inc.	69,398	8,301
	AmerisourceBergen Corp.
	Class A	165,415	7,808
	Humana Inc.	111,161	7,588
	HCA Holdings Inc.	187,109	6,940
	Quest Diagnostics Inc.	111,829	6,281
*	Laboratory Corp. of
	America Holdings	66,395	5,883
*	Henry Schein Inc.	62,149	5,545
	Coventry Health Care Inc.	94,571	4,290
	Universal Health Services
	Inc. Class B	62,991	3,646
*	MEDNAX Inc.	35,164	3,011
*	Tenet Healthcare Corp.	74,930	2,945
	Omnicare Inc.	78,068	2,909
	Community Health Systems
	Inc.	63,887	2,700
	Patterson Cos. Inc.	62,056	2,255
*	Health Management
	Associates Inc. Class A	180,787	1,987
*	Brookdale Senior Living Inc.
	Class A	68,986	1,909
*	HMS Holdings Corp.	61,189	1,774
*	WellCare Health Plans Inc.	30,518	1,745
*	Centene Corp.	36,428	1,640
*	HealthSouth Corp.	66,811	1,611
*	Team Health Holdings Inc.	47,573	1,593
*	LifePoint Hospitals Inc.	34,770	1,533
*	Health Net Inc.	56,898	1,465
	Owens & Minor Inc.	44,186	1,345
*	VCA Antech Inc.	58,458	1,284
	Air Methods Corp.	24,595	1,102
*	MWI Veterinary Supply Inc.	8,521	1,076
	Chemed Corp.	13,450	1,038

			Market
			Value•
		Shares	($000)
*	Magellan Health Services
	Inc.	19,475	1,004
*	Molina Healthcare Inc.	21,297	680
*	Hanger Inc.	22,898	679
*	Amsurg Corp. Class A	22,369	675
*	Acadia Healthcare Co. Inc.	22,104	602
*	Emeritus Corp.	19,193	547
*	IPC The Hospitalist Co. Inc.	11,904	496
*	Bio-Reference Labs Inc.	17,238	456
*	Capital Senior Living Corp.	19,554	450
*	Kindred Healthcare Inc.	37,634	424
*	AMN Healthcare Services
	Inc.	29,642	418
	Ensign Group Inc.	12,340	386
	Landauer Inc.	6,464	379
*	BioScrip Inc.	31,498	345
*	Vanguard Health Systems
	Inc.	22,313	332
*	Healthways Inc.	24,116	310
	National Healthcare Corp.	6,635	308
*	ExamWorks Group Inc.	20,960	297
*	PharMerica Corp.	20,178	289
	Select Medical Holdings
	Corp.	29,945	277
*	Accretive Health Inc.	27,580	264
*	Amedisys Inc.	22,428	253
*	Triple-S Management Corp.
	Class B	13,319	239
*	LHC Group Inc.	10,963	223
	Universal American Corp.	26,481	221
*	Corvel Corp.	4,596	221
*	Gentiva Health Services
	Inc.	19,391	204
	US Physical Therapy Inc.	8,190	202
	Assisted Living Concepts
	Inc. Class A	13,393	159
	Almost Family Inc.	5,716	118
*	Skilled Healthcare Group
	Inc.	13,576	79
			238,534
Health Care Technology (1.2%)
*	Cerner Corp.	102,591	8,973
*	athenahealth Inc.	25,648	2,406
*	Allscripts Healthcare
	Solutions Inc.	108,563	1,381
*	Medidata Solutions Inc.	17,391	906
*	MedAssets Inc.	32,782	605
	Quality Systems Inc.	29,430	545
*	Omnicell Inc.	23,859	430
	Computer Programs &
	Systems Inc.	7,500	391
*	HealthStream Inc.	13,352	286
*	Vocera Communications
	Inc.	9,795	258
*	Greenway Medical
	Technologies	10,097	160
*	Epocrates Inc.	12,275	144
*	Merge Healthcare Inc.	39,960	98
			16,583
Life Sciences Tools & Services (4.6%)
	Thermo Fisher Scientific
	Inc.	253,125	18,681
	Agilent Technologies Inc.	244,958	10,161
*	Life Technologies Corp.	120,921	7,029
*	Waters Corp.	61,055	5,661
*	Mettler-Toledo International
	Inc.	21,539	4,584
*	Illumina Inc.	86,824	4,352
	PerkinElmer Inc.	80,703	2,758

			Market
			Value•
		Shares	($000)
*	Covance Inc.	38,583	2,569
*	Bio-Rad Laboratories Inc.
	Class A	13,950	1,719
	Techne Corp.	24,628	1,674
*	PAREXEL International
	Corp.	42,095	1,460
*	Charles River Laboratories
	International Inc.	33,974	1,384
*	Bruker Corp.	63,987	1,122
*	Luminex Corp.	26,832	453
*	Sequenom Inc.	82,155	338
*	Fluidigm Corp.	15,344	265
*	Affymetrix Inc.	44,067	179
*	Complete Genomics Inc.	16,145	51
			64,440
Pharmaceuticals (41.8%)
	Johnson & Johnson	1,947,944	148,258
	Pfizer Inc.	5,175,075	141,642
	Merck & Co. Inc.	2,136,904	91,310
	Bristol-Myers Squibb Co.	1,160,183	42,892
	AbbVie Inc.	1,103,106	40,727
	Eli Lilly & Co.	734,137	40,128
	Allergan Inc.	216,192	23,440
*	Mylan Inc.	286,543	8,485
*	Actavis Inc.	89,889	7,655
	Perrigo Co.	62,705	7,096
*	Forest Laboratories Inc.	187,007	6,882
*	Hospira Inc.	116,344	3,424
*	Endo Health Solutions Inc.	80,167	2,485
	Warner Chilcott plc Class A	149,778	2,023
*	Salix Pharmaceuticals Ltd.	41,360	2,020
*	Zoetis Inc.	53,441	1,788
*	Jazz Pharmaceuticals plc	24,439	1,422
	Questcor Pharmaceuticals
	Inc.	41,840	1,364
*	Medicines Co.	37,498	1,193
*	ViroPharma Inc.	46,255	1,154
*	Impax Laboratories Inc.	45,613	904
*	Vivus Inc.	69,896	749
*	Nektar Therapeutics	79,894	741
*	Akorn Inc.	46,806	646
*	Auxilium Pharmaceuticals
	Inc.	34,196	583
*	Santarus Inc.	37,232	494
*	MAP Pharmaceuticals Inc.	19,753	494
*	Optimer Pharmaceuticals
	Inc.	32,442	393
	Hi-Tech Pharmacal Co. Inc.	7,663	284
*	Depomed Inc.	40,705	263
*	AVANIR Pharmaceuticals
	Inc.	88,877	243
*	XenoPort Inc.	30,954	236
*	Cadence Pharmaceuticals
	Inc.	43,905	215
*	Endocyte Inc.	18,074	174
*	Obagi Medical Products Inc.	12,797	172
*	Sciclone Pharmaceuticals
	Inc.	31,220	149
*	Pozen Inc.	18,225	113
*	Sagent Pharmaceuticals Inc.	6,475	106
*	Ampio Pharmaceuticals Inc.	19,898	77
	Pain Therapeutics Inc.	25,230	74
*	Corcept Therapeutics Inc.	43,781	71
*	Supernus Pharmaceuticals
	Inc.	7,476	57
			582,626
Total Common Stocks
(Cost $1,189,546)			1,393,160

Health Care Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.143%
(Cost $142)	141,501	142
Total Investments (99.9%)
(Cost $1,189,688)		1,393,302
Other Assets and Liabilities (0.1%)
Other Assets		10,520
Liabilities[2]		(9,698)
		822
Net Assets (100%)		1,394,124

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,213,879
Undistributed Net Investment Income	3,055
Accumulated Net Realized Losses	(26,424)
Unrealized Appreciation (Depreciation)	203,614
Net Assets	1,394,124

Admiral Shares—Net Assets
Applicable to 3,696,600 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	144,273
Net Asset Value Per Share—
Admiral Shares	$39.03

ETF Shares—Net Assets
Applicable to 16,019,152 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,249,851
Net Asset Value Per Share—
ETF Shares	$78.02

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $120,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $142,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	11,978
Interest[1]	1
Security Lending	34
Total Income	12,013
Expenses
The Vanguard Group—Note B
Investment Advisory Services	77
Management and Administrative—
Admiral Shares	64
Management and Administrative—
ETF Shares	493
Marketing and Distribution—
Admiral Shares	8
Marketing and Distribution—ETF Shares	117
Custodian Fees	12
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	41
Trustees’ Fees and Expenses	1
Total Expenses	813
Net Investment Income	11,200
Realized Net Gain (Loss) on
Investment Securities Sold	6,172
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	123,936
Net Increase (Decrease) in Net Assets
Resulting from Operations	141,308

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,200	16,328
Realized Net Gain (Loss)	6,172	32,362
Change in Unrealized Appreciation (Depreciation)	123,936	107,666
Net Increase (Decrease) in Net Assets Resulting from Operations	141,308	156,356
Distributions
Net Investment Income
Admiral Shares	(1,915)	(1,286)
ETF Shares	(17,154)	(12,186)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(19,069)	(13,472)
Capital Share Transactions
Admiral Shares	34,135	9,409
ETF Shares	245,721	73,028
Net Increase (Decrease) from Capital Share Transactions	279,856	82,437
Total Increase (Decrease)	402,095	225,321
Net Assets
Beginning of Period	992,029	766,708
End of Period[2]	1,394,124	992,029

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,055,000 and $10,924,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$35.18	$29.81	$24.87	$25.19	$28.68	$29.82
Investment Operations
Net Investment Income	.350[1]	.599	.533	.729[2]	.398	.345
Net Realized and Unrealized Gain (Loss)
on Investments	4.101	5.298	4.888	(.312)	(3.524)	(1.090)
Total from Investment Operations	4.451	5.897	5.421	.417	(3.126)	(.745)
Distributions
Dividends from Net Investment Income	(.601)	(.527)	(.481)	(.737)	(.364)	(.395)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.601)	(.527)	(.481)	(.737)	(.364)	(.395)
Net Asset Value, End of Period	$39.03	$35.18	$29.81	$24.87	$25.19	$28.68

Total Return[3]	12.78%	20.08%	21.90%	1.41%	–10.74%	–2.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$144	$98	$75	$54	$111	$136
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.92%	1.74%	2.74%[2]	1.75%	1.36%
Portfolio Turnover Rate[4]	7%	9%	9%	10%	6%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$70.32	$59.58	$49.72	$50.37	$57.36	$59.65
Investment Operations
Net Investment Income	.708[1]	1.197	1.057	1.483[2]	.809	.720
Net Realized and Unrealized Gain (Loss)
on Investments	8.190	10.592	9.782	(.646)	(7.045)	(2.190)
Total from Investment Operations	8.898	11.789	10.839	.837	(6.236)	(1.470)
Distributions
Dividends from Net Investment Income	(1.198)	(1.049)	(.979)	(1.487)	(.754)	(.820)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.198)	(1.049)	(.979)	(1.487)	(.754)	(.820)
Net Asset Value, End of Period	$78.02	$70.32	$59.58	$49.72	$50.37	$57.36

Total Return	12.78%	20.07%	21.90%	1.40%	–10.70%	–2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,250	$894	$692	$558	$554	$614
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.92%	1.74%	2.74%[2]	1.78%	1.41%
Portfolio Turnover Rate[3]	7%	9%	9%	10%	6%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $174,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Health Care Index Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,393,152	—	8
Temporary Cash Investments	142	—	—
Total	1,393,294	—	8

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $4,580,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $28,117,000 to offset future net capital gains of $6,542,000 through August 31, 2018, and $21,575,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $1,189,688,000. Net unrealized appreciation of investment securities for tax purposes was $203,614,000, consisting of unrealized gains of $231,037,000 on securities that had risen in value since their purchase and $27,423,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $326,378,000 of investment securities and sold $55,387,000 of investment securities, other than temporary cash investments. Purchases and sales include $260,423,000 and $14,904,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	46,657	1,252	20,046	610
Issued in Lieu of Cash Distributions	1,689	47	1,112	37
Redeemed[1]	(14,211)	(383)	(11,749)	(371)
Net Increase (Decrease)—Admiral Shares	34,135	916	9,409	276
ETF Shares
Issued	260,627	3,502	142,065	2,202
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(14,906)	(200)	(69,037)	(1,100)
Net Increase (Decrease)—ETF Shares	245,721	3,302	73,028	1,102

1 Net of redemption fees for fiscal 2012 of $54,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VINAX	VIS
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.82%	1.82%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	360	359	2,478
Median Market Cap	$24.5B	$24.5B	$38.3B
Price/Earnings Ratio	18.2x	18.2x	17.3x
Price/Book Ratio	2.8x	2.8x	2.3x
Return on Equity	17.6%	17.6%	16.9%
Earnings Growth Rate	5.9%	5.9%	9.4%
Dividend Yield	2.0%	2.0%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.93
Beta	1.00	1.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	19.1%
Air Freight & Logistics	6.2
Airlines	2.2
Building Products	1.7
Construction & Engineering	2.6
Construction & Farm Machinery
& Heavy Trucks	9.4
Diversified Support Services	1.1
Electrical Components & Equipment	7.3
Environmental & Facilities Services	2.7
Human Resource & Employment Services	1.0
Industrial Conglomerates	18.9
Industrial Machinery	10.7
Railroads	6.8
Research & Consulting Services	2.2
Security & Alarm Services	1.5
Trading Companies & Distributors	3.1
Trucking	1.8
Other Industrials	1.7

Ten Largest Holdings (% of total net assets)

General
Electric Co.	Industrial Conglomerates	13.0%
United	Aerospace
Technologies Corp. & Defense		4.2
3M Co.	Industrial Conglomerates	3.7
Union Pacific Corp.	Railroads	3.5
Caterpillar Inc.	Construction
	& Farm Machinery
	& Heavy Trucks	3.2
United Parcel
Service Inc.	Air Freight
Class B	& Logistics	3.2
Boeing Co.	Aerospace
	& Defense	3.0
Honeywell	Aerospace
International Inc.	& Defense	2.8
Emerson	Electrical Components
Electric Co.	& Equipment	2.2
Danaher Corp.	Industrial Conglomerates	1.9
Top Ten		40.7%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2013

Industrials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Industrials 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		17.13%	1.36%	6.36%
Net Asset Value		17.09	1.33	6.36
Admiral Shares	5/8/2006	17.13	1.33	2.85

1 Six months ended February 28, 2013.
2 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (19.2%)
	United Technologies Corp.	339,912	30,779
	Boeing Co.	279,659	21,506
	Honeywell International
	Inc.	290,523	20,366
	Precision Castparts Corp.	56,816	10,601
	Lockheed Martin Corp.	107,374	9,449
	General Dynamics Corp.	117,158	7,963
	Raytheon Co.	128,774	7,027
	Northrop Grumman Corp.	91,037	5,979
	Textron Inc.	109,942	3,172
	Rockwell Collins Inc.	51,963	3,124
	L-3 Communications
	Holdings Inc.	36,692	2,799
	TransDigm Group Inc.	19,159	2,727
*	B/E Aerospace Inc.	40,547	2,133
	Triumph Group Inc.	19,506	1,432
*	Hexcel Corp.	38,907	1,060
*	Teledyne Technologies Inc.	13,673	1,006
	Huntington Ingalls
	Industries Inc.	19,345	929
	Alliant Techsystems Inc.	12,751	839
*	Esterline Technologies
	Corp.	12,053	831
*	Spirit Aerosystems
	Holdings Inc. Class A	46,715	813
	Exelis Inc.	73,178	755
*	Moog Inc. Class A	15,357	690
*	DigitalGlobe Inc.	25,333	661
	Curtiss-Wright Corp.	16,439	571
	HEICO Corp. Class A	11,645	388
*	Orbital Sciences Corp.	23,209	343
	AAR Corp.	15,603	274
	Cubic Corp.	6,226	260
	HEICO Corp.	5,867	255
*	GenCorp Inc.	18,792	226
	American Science &
	Engineering Inc.	3,296	206
*	Taser International Inc.	20,643	154
*	Aerovironment Inc.	6,840	151
	National Presto Industries
	Inc.	1,847	140
*	KEYW Holding Corp.	8,868	129
*	Engility Holdings Inc.	6,355	120
*	Astronics Corp.	3,503	97
*	Ducommun Inc.	3,869	60
*	Astronics Corp. Class B	406	11
			140,026
Air Freight & Logistics (6.2%)
	United Parcel Service Inc.
	Class B	282,471	23,346
	FedEx Corp.	116,485	12,281
	CH Robinson Worldwide
	Inc.	62,879	3,585
	Expeditors International of
	Washington Inc.	81,844	3,180

			Market
			Value•
		Shares	($000)
	UTi Worldwide Inc.	40,632	619
*	Hub Group Inc. Class A	14,450	545
*	Atlas Air Worldwide
	Holdings Inc.	10,307	487
	Forward Air Corp.	11,511	434
*	Air Transport Services
	Group Inc.	20,965	116
*	XPO Logistics Inc.	6,507	113
*	Echo Global Logistics Inc.	5,382	100
*	Pacer International Inc.	13,492	56
			44,862
Airlines (2.2%)
*	Delta Air Lines Inc.	332,116	4,739
*	United Continental
	Holdings Inc.	129,682	3,464
	Southwest Airlines Co.	288,522	3,376
*	Alaska Air Group Inc.	27,403	1,413
*	US Airways Group Inc.	63,380	851
*	JetBlue Airways Corp.	94,067	570
*	Spirit Airlines Inc.	24,016	486
	Allegiant Travel Co. Class A	5,997	482
	SkyWest Inc.	20,062	281
*	Republic Airways Holdings
	Inc.	18,113	170
*	Hawaiian Holdings Inc.	19,113	108
			15,940
Building Products (1.7%)
	Masco Corp.	140,399	2,704
*	Fortune Brands Home &
	Security Inc.	63,511	2,194
*	Owens Corning	43,804	1,700
	AO Smith Corp.	15,403	1,102
	Lennox International Inc.	16,819	994
*	USG Corp.	29,339	828
	Armstrong World Industries
	Inc.	10,314	527
	Simpson Manufacturing
	Co. Inc.	15,082	439
	Universal Forest Products
	Inc.	7,294	296
	Quanex Building Products
	Corp.	14,428	287
	Apogee Enterprises Inc.	11,128	287
*	Trex Co. Inc.	5,579	264
	Griffon Corp.	20,314	229
*	Gibraltar Industries Inc.	11,275	193
	AAON Inc.	7,107	171
*	American Woodmark Corp.	4,039	130
*	Ameresco Inc. Class A	6,641	55
			12,400
Commercial Services & Supplies (6.5%)
	Waste Management Inc.	172,056	6,421
	Tyco International Ltd.	181,836	5,821
	ADT Corp.	90,792	4,348
	Republic Services Inc.
	Class A	121,087	3,807
*	Stericycle Inc.	33,507	3,214

			Market
			Value•
		Shares	($000)
	Cintas Corp.	43,852	1,925
	Iron Mountain Inc.	55,458	1,913
	Avery Dennison Corp.	38,851	1,587
	Waste Connections Inc.	45,580	1,559
*	Copart Inc.	41,215	1,407
*	Clean Harbors Inc.	22,052	1,136
	Pitney Bowes Inc.	78,311	1,026
	Covanta Holding Corp.	46,425	908
	Deluxe Corp.	19,857	788
	RR Donnelley & Sons Co.	70,562	737
*	Tetra Tech Inc.	24,905	719
	Rollins Inc.	25,565	627
	Healthcare Services Group
	Inc.	25,101	605
	Mine Safety Appliances Co.	12,234	573
	HNI Corp.	17,648	557
	Herman Miller Inc.	22,743	546
	United Stationers Inc.	14,997	543
	Brink’s Co.	18,600	492
	UniFirst Corp.	5,869	490
	ABM Industries Inc.	21,080	478
	KAR Auction Services Inc.	21,311	452
	Interface Inc. Class A	24,458	448
	Steelcase Inc. Class A	31,245	442
*	Mobile Mini Inc.	15,191	409
*	ACCO Brands Corp.	44,123	331
*	Team Inc.	7,430	326
	Knoll Inc.	18,661	318
	G&K Services Inc. Class A	7,470	311
	McGrath RentCorp	9,226	272
	Viad Corp.	7,818	215
*	InnerWorkings Inc.	14,456	213
	Quad/Graphics Inc.	9,697	211
	US Ecology Inc.	7,241	180
	Ennis Inc.	10,157	159
*	EnerNOC Inc.	8,999	148
*	Consolidated Graphics Inc.	3,513	136
*	Standard Parking Corp.	6,116	127
*	EnergySolutions Inc.	32,150	120
	Multi-Color Corp.	4,650	112
	Kimball International Inc.
	Class B	11,020	101
*	TMS International Corp.
	Class A	5,672	78
	Schawk Inc. Class A	5,912	64
*	Swisher Hygiene Inc.	43,385	61
*	Cenveo Inc.	21,657	45
*	ARC Document Solutions
	Inc.	15,154	34
*	Metalico Inc.	16,339	27
			47,567
Construction & Engineering (2.5%)
	Fluor Corp.	65,034	4,026
*	Jacobs Engineering Group
	Inc.	50,744	2,478
*	Quanta Services Inc.	86,141	2,446
	KBR Inc.	57,562	1,749

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	URS Corp.	30,009	1,268
*	AECOM Technology Corp.	37,945	1,150
*	Foster Wheeler AG	41,814	1,006
	EMCOR Group Inc.	25,957	1,001
*	MasTec Inc.	22,296	671
	Granite Construction Inc.	14,331	446
*	Aegion Corp. Class A	15,368	369
*	Dycom Industries Inc.	12,966	272
*	Tutor Perini Corp.	14,046	239
	Great Lakes Dredge & Dock
	Corp.	22,019	215
	Primoris Services Corp.	10,997	206
*	MYR Group Inc.	7,990	185
	Comfort Systems USA Inc.	14,471	181
*	Layne Christensen Co.	7,755	171
	Pike Electric Corp.	8,057	112
*	Orion Marine Group Inc.	10,338	98
*	Furmanite Corp.	14,332	86
*	Northwest Pipe Co.	3,579	86
	Michael Baker Corp.	3,432	83
*	Sterling Construction Co.
	Inc.	5,998	68
			18,612
Electrical Equipment (7.5%)
	Emerson Electric Co.	282,691	16,029
	Eaton Corp. plc	180,836	11,206
	Rockwell Automation Inc.	54,401	4,915
	Roper Industries Inc.	38,424	4,788
	AMETEK Inc.	94,790	3,965
	Hubbell Inc. Class B	20,337	1,890
*	Sensata Technologies
	Holding NV	45,276	1,471
	Regal-Beloit Corp.	16,514	1,276
	Acuity Brands Inc.	16,687	1,137
	Babcock & Wilcox Co.	41,780	1,129
	Belden Inc.	17,384	875
*	EnerSys Inc.	18,914	773
*	Polypore International Inc.	18,214	697
*	General Cable Corp.	19,350	637
	Brady Corp. Class A	18,554	632
	Generac Holdings Inc.	17,368	598
	Franklin Electric Co. Inc.	7,823	509
	AZZ Inc.	9,851	440
*	II-VI Inc.	20,902	362
*	GrafTech International Ltd.	44,483	329
*	Powell Industries Inc.	3,694	215
	Encore Wire Corp.	6,443	211
*	Thermon Group Holdings
	Inc.	9,600	197
*	Capstone Turbine Corp.	116,052	113
	Global Power Equipment
	Group Inc.	6,682	112
	Preformed Line Products
	Co.	916	65
*	American Superconductor
	Corp.	17,673	51
*	Vicor Corp.	8,037	42
			54,664
Industrial Conglomerates (19.0%)
	General Electric Co.	4,093,652	95,055
	3M Co.	256,611	26,687
	Danaher Corp.	229,851	14,159
	Carlisle Cos. Inc.	24,542	1,666
	Seaboard Corp.	140	399
	Raven Industries Inc.	13,445	380
			138,346
Machinery (20.0%)
	Caterpillar Inc.	255,284	23,581
	Deere & Co.	145,255	12,758
	Illinois Tool Works Inc.	162,830	10,014

			Market
			Value•
		Shares	($000)
	Cummins Inc.	70,489	8,168
	PACCAR Inc.	130,939	6,210
	Ingersoll-Rand plc	117,518	6,187
	Parker Hannifin Corp.	58,251	5,504
	Dover Corp.	69,900	5,127
	Stanley Black & Decker Inc.	62,375	4,909
	Pentair Ltd.	82,132	4,375
	Flowserve Corp.	19,498	3,129
	Pall Corp.	44,317	3,022
	Joy Global Inc.	41,302	2,616
	Xylem Inc.	72,476	1,993
	Donaldson Co. Inc.	55,143	1,987
	AGCO Corp.	37,893	1,951
	Wabtec Corp.	18,681	1,827
	Snap-on Inc.	22,717	1,824
	Timken Co.	31,781	1,726
	Lincoln Electric Holdings
	Inc.	30,797	1,726
*	WABCO Holdings Inc.	24,810	1,705
	IDEX Corp.	32,369	1,649
	SPX Corp.	19,819	1,596
	Valmont Industries Inc.	9,350	1,473
	Nordson Corp.	22,506	1,427
*	Terex Corp.	43,105	1,414
	Graco Inc.	23,668	1,375
	Gardner Denver Inc.	19,155	1,360
	Trinity Industries Inc.	30,845	1,334
	Kennametal Inc.	31,155	1,261
*	Oshkosh Corp.	32,213	1,242
*	Middleby Corp.	7,310	1,091
	Toro Co.	22,913	1,033
	CLARCOR Inc.	19,535	996
	Crane Co.	17,803	957
*	Colfax Corp.	21,996	955
	Manitowoc Co. Inc.	49,093	909
	ITT Corp.	34,354	905
	Woodward Inc.	23,991	898
*	Chart Industries Inc.	11,709	850
	Actuant Corp. Class A	27,036	822
	Harsco Corp.	31,500	755
	Mueller Industries Inc.	11,163	594
*	Navistar International Corp.	21,599	536
	Watts Water Technologies
	Inc. Class A	10,527	494
	Barnes Group Inc.	17,906	476
	Briggs & Stratton Corp.	18,663	457
*	RBC Bearings Inc.	8,871	442
	Lindsay Corp.	4,962	424
	ESCO Technologies Inc.	10,441	423
*	Trimas Corp.	13,783	395
*	EnPro Industries Inc.	8,104	377
	Titan International Inc.	16,761	354
	Mueller Water Products Inc.
	Class A	61,297	344
	Kaydon Corp.	12,578	315
	Tennant Co.	6,543	305
	Albany International Corp.	10,485	299
*	Blount International Inc.	18,276	275
	Altra Holdings Inc.	10,474	270
	Standex International Corp.	4,998	269
	Astec Industries Inc.	7,521	268
*	Proto Labs Inc.	5,695	265
	CIRCOR International Inc.	6,092	254
*	Wabash National Corp.	26,560	253
	Sauer-Danfoss Inc.	4,678	253
*	Rexnord Corp.	11,406	232
	Sun Hydraulics Corp.	8,064	225
	Cascade Corp.	3,473	223
	John Bean Technologies
	Corp.	11,272	208

			Market
			Value•
		Shares	($000)
*	Greenbrier Cos. Inc.	9,927	201
*	Federal Signal Corp.	24,050	188
	LB Foster Co. Class A	3,709	164
	Gorman-Rupp Co.	5,661	163
	American Railcar Industries
	Inc.	3,706	162
*	Meritor Inc.	35,224	155
*	Columbus McKinnon Corp.	7,163	141
	Douglas Dynamics Inc.	8,499	121
	Hyster-Yale Materials
	Handling Inc.	2,288	117
*	Kadant Inc.	4,400	108
	Alamo Group Inc.	2,757	99
	FreightCar America Inc.	4,567	96
	Dynamic Materials Corp.	5,171	87
	Twin Disc Inc.	3,279	78
*	Commercial Vehicle Group
	Inc.	9,759	77
*	Accuride Corp.	15,505	63
	Ampco-Pittsburgh Corp.	2,986	56
*	PMFG Inc.	6,598	45
			145,992
Marine (0.3%)
*	Kirby Corp.	19,627	1,491
	Matson Inc.	16,551	426
*	Genco Shipping & Trading
	Ltd.	12,531	32
			1,949
Professional Services (3.2%)
*	Verisk Analytics Inc.
	Class A	55,309	3,237
	Equifax Inc.	46,654	2,572
*	IHS Inc. Class A	21,864	2,323
*	Nielsen Holdings NV	65,531	2,208
	Robert Half International
	Inc.	52,266	1,858
	Manpower Inc.	30,792	1,681
	Towers Watson & Co.
	Class A	24,780	1,650
	Dun & Bradstreet Corp.	17,435	1,405
	Corporate Executive Board
	Co.	13,125	711
*	Advisory Board Co.	13,587	690
*	FTI Consulting Inc.	16,375	569
*	Acacia Research Corp.	19,370	542
*	On Assignment Inc.	17,415	381
*	Huron Consulting Group Inc.	8,992	352
*	Korn/Ferry International	18,937	350
*	TrueBlue Inc.	15,628	303
*	Exponent Inc.	5,182	260
*	Navigant Consulting Inc.	20,054	255
	Insperity Inc.	8,434	239
	Resources Connection Inc.	16,427	201
	Kelly Services Inc. Class A	11,022	195
*	ICF International Inc.	7,721	191
	Kforce Inc.	11,255	164
*	WageWorks Inc.	5,968	141
*	Mistras Group Inc.	6,470	132
*	CBIZ Inc.	16,543	105
*	CRA International Inc.	4,046	89
	CDI Corp.	5,347	88
	Heidrick & Struggles
	International Inc.	6,219	85
*	RPX Corp.	7,009	83
*	Pendrell Corp.	39,842	57
*	Hill International Inc.	10,499	36
*	Dolan Co.	11,134	32
			23,185

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Road & Rail (8.5%)
	Union Pacific Corp.	183,635	25,178
	CSX Corp.	402,631	9,236
	Norfolk Southern Corp.	123,378	9,013
	Kansas City Southern	42,978	4,425
	JB Hunt Transport
	Services Inc.	36,907	2,566
*	Hertz Global Holdings Inc.	123,207	2,458
*	Genesee & Wyoming Inc.
	Class A	17,541	1,570
	Ryder System Inc.	19,939	1,121
	Landstar System Inc.	18,175	1,023
*	Avis Budget Group Inc.	41,518	970
*	Old Dominion Freight
	Line Inc.	25,209	906
	Con-way Inc.	21,879	769
	AMERCO	3,055	460
*	Swift Transportation Co.	33,959	460
	Werner Enterprises Inc.	17,092	394
	Knight Transportation Inc.	23,327	365
	Heartland Express Inc.	20,090	273
*	Saia Inc.	6,329	203
	Celadon Group Inc.	8,894	177
*	Roadrunner Transportation
	Systems Inc.	6,745	154
	Marten Transport Ltd.	6,351	132
*	Zipcar Inc.	10,307	126
	Arkansas Best Corp.	9,325	108
*	Quality Distribution Inc.	8,695	69
*	Patriot Transportation
	Holding Inc.	2,333	63
			62,219
Trading Companies & Distributors (3.1%)
	Fastenal Co.	109,913	5,675
	WW Grainger Inc.	23,065	5,223
*	United Rentals Inc.	30,701	1,640
	MSC Industrial Direct Co.
	Inc. Class A	18,430	1,572
*	WESCO International Inc.	17,078	1,262

			Market
			Value•
		Shares	($000)
	GATX Corp.	17,396	867
	Watsco Inc.	10,468	815
*	Air Lease Corp.	29,140	792
*	Beacon Roofing Supply Inc.	18,606	687
	Applied Industrial
	Technologies Inc.	14,805	643
	TAL International Group Inc.	13,146	566
*	MRC Global Inc.	17,787	546
	Aircastle Ltd.	27,265	367
	Kaman Corp.	9,283	324
*	Rush Enterprises Inc.
	Class A	10,987	269
*	DXP Enterprises Inc.	3,853	240
	H&E Equipment Services
	Inc.	11,766	229
*	Titan Machinery Inc.	7,019	198
*	CAI International Inc.	6,768	187
	SeaCube Container Leasing
	Ltd.	4,268	98
	Houston Wire & Cable Co.	6,502	76
*	Edgen Group Inc.	6,001	48
			22,324
Transportation Infrastructure (0.1%)
	Macquarie Infrastructure
	Co. LLC	15,505	796
*	Wesco Aircraft Holdings Inc.	9,022	123
			919
Total Investments (100.0%)
(Cost $671,952)			729,005
Other Assets and Liabilities (0.0%)
Other Assets			5,253
Liabilities			(5,323)
			(70)
Net Assets (100%)			728,935

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	692,832
Undistributed Net Investment Income	697
Accumulated Net Realized Losses	(21,647)
Unrealized Appreciation (Depreciation)	57,053
Net Assets	728,935

Admiral Shares—Net Assets
Applicable to 379,505 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,104
Net Asset Value Per Share—
Admiral Shares	$39.80

ETF Shares—Net Assets
Applicable to 9,214,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	713,831
Net Asset Value Per Share—
ETF Shares	$77.47

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	7,605
Security Lending	5
Total Income	7,610
Expenses
The Vanguard Group—Note B
Investment Advisory Services	37
Management and Administrative—
Admiral Shares	6
Management and Administrative—
ETF Shares	260
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	66
Custodian Fees	13
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	18
Total Expenses	402
Net Investment Income	7,208
Realized Net Gain (Loss) on
Investment Securities Sold	5,544
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	79,445
Net Increase (Decrease) in Net Assets
Resulting from Operations	92,197

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,208	9,557
Realized Net Gain (Loss)	5,544	8,988
Change in Unrealized Appreciation (Depreciation)	79,445	45,835
Net Increase (Decrease) in Net Assets Resulting from Operations	92,197	64,380
Distributions
Net Investment Income
Admiral Shares	(276)	(279)
ETF Shares	(12,372)	(8,530)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(12,648)	(8,809)
Capital Share Transactions
Admiral Shares	(480)	(2,231)
ETF Shares	153,678	(22,863)
Net Increase (Decrease) from Capital Share Transactions	153,198	(25,094)
Total Increase (Decrease)	232,747	30,477
Net Assets
Beginning of Period	496,188	465,711
End of Period[1]	728,935	496,188

1 Net Assets—End of Period includes undistributed net investment income of $697,000 and $6,137,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$34.84	$30.89	$26.57	$23.85	$34.20	$37.94
Investment Operations
Net Investment Income	.448[1]	.699	.511	.446[1]	.635	.576[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.274	3.878	4.248	2.619	(10.428)	(3.816)
Total from Investment Operations	5.722	4.577	4.759	3.065	(9.793)	(3.240)
Distributions
Dividends from Net Investment Income	(.762)	(.627)	(.439)	(.345)	(.557)	(.500)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.762)	(.627)	(.439)	(.345)	(.557)	(.500)
Net Asset Value, End of Period	$39.80	$34.84	$30.89	$26.57	$23.85	$34.20

Total Return[2]	16.62%	15.03%	17.79%	12.85%	–28.44%	–8.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$14	$14	$7	$6	$11
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.46%	1.99%	1.66%	1.69%	2.71%	1.63%
Portfolio Turnover Rate[3]	7%	6%	5%	10%	8%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$67.82	$60.12	$51.71	$46.45	$66.65	$73.94
Investment Operations
Net Investment Income	.884[1]	1.360	.992	.910[1]	1.253	1.157[1]
Net Realized and Unrealized Gain (Loss)
on Investments	10.254	7.557	8.269	5.065	(20.342)	(7.466)
Total from Investment Operations	11.138	8.917	9.261	5.975	(19.089)	(6.309)
Distributions
Dividends from Net Investment Income	(1.488)	(1.217)	(.851)	(.715)	(1.111)	(.981)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.488)	(1.217)	(.851)	(.715)	(1.111)	(.981)
Net Asset Value, End of Period	$77.47	$67.82	$60.12	$51.71	$46.45	$66.65

Total Return	16.60%	15.04%	17.79%	12.85%	–28.41%	–8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$714	$482	$451	$295	$186	$347
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.46%	1.99%	1.66%	1.69%	2.74%	1.68%
Portfolio Turnover Rate[2]	7%	6%	5%	10%	8%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Industrials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $2,979,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $24,212,000 to offset future net capital gains. Of this amount, $23,825,000 is subject to expiration dates; $18,000 may be used to offset future net capital gains through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, $4,696,000 through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. Capital losses of $387,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $671,952,000. Net unrealized appreciation of investment securities for tax purposes was $57,053,000, consisting of unrealized gains of $88,597,000 on securities that had risen in value since their purchase and $31,544,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $188,378,000 of investment securities and sold $40,293,000 of investment securities, other than temporary cash investments. Purchases and sales include $167,517,000 and $13,935,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	2,075	56	2,574	77
Issued in Lieu of Cash Distributions	228	6	224	7
Redeemed[1]	(2,783)	(76)	(5,029)	(152)
Net Increase (Decrease)—Admiral Shares	(480)	(14)	(2,231)	(68)
ETF Shares
Issued	167,616	2,300	26,506	405
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(13,938)	(200)	(49,369)	(800)
Net Increase (Decrease)—ETF Shares	153,678	2,100	(22,863)	(395)

1 Net of redemption fees for fiscal 2012 of $9,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VITAX	VGT
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.39%	1.39%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	415	415	2,478
Median Market Cap $111.7B		$111.7B	$38.3B
Price/Earnings Ratio	16.9x	16.9x	17.3x
Price/Book Ratio	3.1x	3.1x	2.3x
Return on Equity	23.8%	23.8%	16.9%
Earnings Growth Rate	23.5%	23.5%	9.4%
Dividend Yield	1.5%	1.5%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	–0.4%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.88
Beta	1.00	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	5.6%
Communications Equipment	10.1
Computer Hardware	16.3
Computer Storage & Peripherals	3.4
Data Processing & Outsourced Services	9.1
Electronic Components	1.3
Electronic Manufacturing Services	1.5
Internet Software & Services	14.0
IT Consulting & Other Services	10.6
Semiconductor Equipment	1.8
Semiconductors	10.3
Systems Software	13.8
Other Information Technology	2.2

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	13.9%
International
Business Machines IT Consulting
Corp.	& Other Services	7.2
Google Inc.	Internet Software
Class A	& Services	7.1
Microsoft Corp.	Systems Software	7.1
Oracle Corp.	Systems Software	4.4
QUALCOMM Inc.	Communications
	Equipment	3.8
Cisco Systems Inc. Communications
	Equipment	3.7
Intel Corp.	Semiconductors	3.5
Visa Inc. Class A	Data Processing
	& Outsourced Services	2.9
eBay Inc.	Internet Software
	& Services	2.1
Top Ten Total		55.7%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2013

Information Technology Index Fund ETF Shares Net Asset Value
Spliced US IMI/Information Technology 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		14.00%	3.64%	4.19%
Net Asset Value		14.05	3.63	4.19
Admiral Shares	3/25/2004	14.04	3.61	5.54

1 Six months ended February 28, 2013.
2 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Communications Equipment (10.1%)
	QUALCOMM Inc.	1,621,893	106,445
	Cisco Systems Inc.	5,053,634	105,368
	Motorola Solutions Inc.	240,253	14,946
*	Juniper Networks Inc.	490,700	10,148
*	F5 Networks Inc.	75,193	7,100
	Harris Corp.	108,453	5,213
*	JDS Uniphase Corp.	222,149	3,146
*	Aruba Networks Inc.	107,549	2,680
*	Brocade Communications
	Systems Inc.	416,071	2,334
*	Riverbed Technology Inc.	145,473	2,223
*	Arris Group Inc.	108,075	1,875
*	ViaSat Inc.	39,652	1,862
	InterDigital Inc.	38,970	1,730
	Plantronics Inc.	40,586	1,638
*	Acme Packet Inc.	54,536	1,591
*	Polycom Inc.	168,712	1,537
*	Ciena Corp.	96,213	1,466
*	Palo Alto Networks Inc.	22,784	1,393
*	EchoStar Corp. Class A	35,823	1,356
*	Finisar Corp.	88,405	1,295
	ADTRAN Inc.	56,591	1,264
*	NETGEAR Inc.	36,279	1,235
*	Ixia	41,650	845
*	Infinera Corp.	106,914	694
	Tellabs Inc.	332,777	676
*	Harmonic Inc.	111,308	633
*	Emulex Corp.	84,801	547
	Loral Space &
	Communications Inc.	9,216	537
*	Sonus Networks Inc.	199,113	488
	Comtech
	Telecommunications
	Corp.	17,229	461
	Black Box Corp.	16,255	394
*	Extreme Networks	76,860	269
*	Oplink Communications
	Inc.	16,835	259
*	Calix Inc.	29,449	252
*	Digi International Inc.	24,699	244
*	Globecomm Systems Inc.	19,865	241
*	Procera Networks Inc.	18,866	221
*	Anaren Inc.	11,236	217
*	Aviat Networks Inc.	58,602	209
*	Symmetricom Inc.	39,617	196
*	ShoreTel Inc.	41,669	169
	Bel Fuse Inc. Class B	8,556	143
*	Oclaro Inc.	71,997	96
*	Mitel Networks Corp.	20,808	79
			285,715
Computers & Peripherals (19.7%)
	Apple Inc.	895,384	395,222
*	EMC Corp.	2,005,195	46,140
	Hewlett-Packard Co.	1,871,447	37,691
	Dell Inc.	1,403,335	19,576

			Market
			Value•
		Shares	($000)
*	SanDisk Corp.	230,063	11,593
*	NetApp Inc.	340,970	11,535
	Seagate Technology plc	323,367	10,399
	Western Digital Corp.	208,674	9,841
*	NCR Corp.	152,319	4,201
*,^	3D Systems Corp.	73,180	2,705
	Diebold Inc.	57,295	1,618
	Lexmark International Inc.
	Class A	61,400	1,352
*	Synaptics Inc.	31,752	1,104
*	Electronics for Imaging Inc.	44,268	1,021
*	QLogic Corp.	89,677	1,020
*	Fusion-io Inc.	49,622	838
*	Cray Inc.	31,007	600
*	Silicon Graphics
	International Corp.	30,214	455
*	Intermec Inc.	45,609	452
*	Super Micro Computer Inc.	29,751	348
*	Quantum Corp.	229,377	289
*	Avid Technology Inc.	27,232	189
*	STEC Inc.	36,192	174
*	Intevac Inc.	22,420	107
*	Imation Corp.	28,405	97
			558,567
Electronic Equipment, Instruments &
Components (4.1%)
	Corning Inc.	1,406,630	17,738
	TE Connectivity Ltd.	402,182	16,140
	Amphenol Corp. Class A	152,545	10,809
*	Trimble Navigation Ltd.	120,289	7,149
*	Avnet Inc.	130,599	4,611
*	Flextronics International
	Ltd.	631,261	4,198
*	Arrow Electronics Inc.	100,865	4,050
	FLIR Systems Inc.	142,710	3,759
	Jabil Circuit Inc.	176,074	3,298
	National Instruments Corp.	93,663	2,817
*	Ingram Micro Inc.	143,899	2,714
	FEI Co.	34,528	2,187
*	Tech Data Corp.	36,189	1,920
	IPG Photonics Corp.	31,812	1,886
	Anixter International Inc.	26,019	1,793
	Molex Inc.	63,832	1,769
*	Vishay Intertechnology Inc.	125,053	1,649
	Cognex Corp.	39,122	1,611
*	Itron Inc.	37,702	1,586
	Molex Inc. Class A	69,422	1,577
	Littelfuse Inc.	22,360	1,480
	Dolby Laboratories Inc.
	Class A	43,561	1,389
	Coherent Inc.	22,713	1,312
*	Universal Display Corp.	39,843	1,250
*	OSI Systems Inc.	17,981	1,036
*	SYNNEX Corp.	25,103	957
*	Benchmark Electronics Inc.	52,736	919
*	Insight Enterprises Inc.	42,273	812
*	Plexus Corp.	33,274	811
	MTS Systems Corp.	14,887	804

			Market
			Value•
		Shares	($000)
*	Sanmina Corp.	77,660	795
*	ScanSource Inc.	26,291	789
*	Rogers Corp.	15,856	756
*	Rofin-Sinar Technologies
	Inc.	26,670	709
*	FARO Technologies Inc.	16,300	690
	Badger Meter Inc.	12,903	655
*	Newport Corp.	36,425	596
	AVX Corp.	48,231	568
*	Measurement Specialties
	Inc.	14,060	511
	Park Electrochemical Corp.	18,751	474
	Methode Electronics Inc.	35,332	463
*	Checkpoint Systems Inc.	36,416	432
*	Power-One Inc.	101,127	431
*	RealD Inc.	36,697	427
*	TTM Technologies Inc.	51,791	425
*	InvenSense Inc.	31,658	381
	Daktronics Inc.	35,964	367
*	DTS Inc.	18,428	367
*	Fabrinet	21,145	347
	Electro Scientific
	Industries Inc.	28,345	312
	CTS Corp.	29,364	288
	Electro Rent Corp.	17,217	279
*	Kemet Corp.	42,135	273
*	GSI Group Inc.	25,910	249
*	Maxwell Technologies Inc.	26,667	233
*	Mercury Systems Inc.	30,370	208
*	Aeroflex Holding Corp.	16,857	156
*	Agilysys Inc.	15,248	140
*	Multi-Fineline Electronix
	Inc.	8,881	136
*	Echelon Corp.	32,851	86
			116,574
Internet Software & Services (14.0%)
*	Google Inc. Class A	252,821	202,560
*	eBay Inc.	1,108,402	60,607
*	Facebook Inc. Class A	1,196,248	32,598
*	Yahoo! Inc.	1,069,420	22,789
*	LinkedIn Corp. Class A	83,002	13,959
*	Equinix Inc.	46,108	9,754
*	VeriSign Inc.	147,761	6,767
*	Akamai Technologies Inc.	168,884	6,242
*	Rackspace Hosting Inc.	103,837	5,800
	AOL Inc.	89,405	3,299
	IAC/InterActiveCorp	78,402	3,195
	MercadoLibre Inc.	31,480	2,695
*	CoStar Group Inc.	25,761	2,595
*	ValueClick Inc.	68,415	1,825
	j2 Global Inc.	41,303	1,474
*	Dealertrack Technologies
	Inc.	40,671	1,199
*	WebMD Health Corp.	48,142	1,064
	NIC Inc.	58,325	1,034
*	VistaPrint NV	27,913	977
*	OpenTable Inc.	17,369	966

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Cornerstone OnDemand
	Inc.	24,053	814
*	Liquidity Services Inc.	22,335	761
*	ExactTarget Inc.	31,854	710
*	LivePerson Inc.	48,185	697
*	Web.com Group Inc.	37,910	648
	EarthLink Inc.	100,589	584
*	Monster Worldwide Inc.	113,582	582
*	Blucora Inc.	37,113	575
	United Online Inc.	86,159	508
*	Digital River Inc.	34,308	489
*	comScore Inc.	30,371	484
*	Bankrate Inc.	37,890	426
*	Constant Contact Inc.	29,658	419
*	Angie’s List Inc.	24,522	418
*	Dice Holdings Inc.	42,528	410
*	Internap Network Services
	Corp.	45,363	394
*	LogMeIn Inc.	20,426	365
*	Yelp Inc.	16,239	360
*	SciQuest Inc.	18,549	355
*	Perficient Inc.	30,548	354
*	Stamps.com Inc.	13,183	322
*	Move Inc.	32,754	320
*	Demandware Inc.	11,226	297
*	Envestnet Inc.	17,451	268
*	Vocus Inc.	18,782	264
*	Bazaarvoice Inc.	36,638	256
*	Millennial Media Inc.	26,008	244
	Keynote Systems Inc.	15,028	230
*	Demand Media Inc.	28,196	228
*	Saba Software Inc.	25,856	226
*	XO Group Inc.	23,663	217
*	IntraLinks Holdings Inc.	36,754	216
*	Active Network Inc.	37,978	178
*	QuinStreet Inc.	29,764	171
*	Travelzoo Inc.	7,517	158
*	RealNetworks Inc.	21,449	156
*	Brightcove Inc.	22,421	141
*	Limelight Networks Inc.	61,833	131
*	Responsys Inc.	15,872	128
	Marchex Inc. Class B	23,974	91
*	TechTarget Inc.	14,588	71
*	Carbonite Inc.	7,142	70
			396,135
IT Services (19.6%)
	International Business
	Machines Corp.	1,021,770	205,202
	Visa Inc. Class A	511,046	81,072
	Mastercard Inc. Class A	102,176	52,909
	Accenture plc Class A	607,700	45,189
	Automatic Data
	Processing Inc.	462,040	28,351
*	Cognizant Technology
	Solutions Corp. Class A	285,906	21,949
*	Fiserv Inc.	126,952	10,424
	Paychex Inc.	311,288	10,304
*	Teradata Corp.	160,899	9,342
	Fidelity National
	Information Services Inc.	223,173	8,402
	Western Union Co.	567,768	7,966
*	Alliance Data Systems
	Corp.	47,371	7,517
	Computer Sciences Corp.	147,866	7,102
*	Gartner Inc.	89,418	4,449
*	FleetCor Technologies Inc.	56,319	3,932
	Global Payments Inc.	75,051	3,618
	Total System Services Inc.	151,141	3,591

			Market
			Value•
		Shares	($000)
	Jack Henry & Associates
	Inc.	77,810	3,402
	SAIC Inc.	260,262	3,076
*	NeuStar Inc. Class A	63,090	2,767
	Broadridge Financial
	Solutions Inc.	116,305	2,669
*	WEX Inc.	35,069	2,631
	MAXIMUS Inc.	32,621	2,374
	DST Systems Inc.	32,432	2,203
	Lender Processing Services
	Inc.	80,847	1,986
*	VeriFone Systems Inc.	103,299	1,960
*	CoreLogic Inc.	74,157	1,921
	Convergys Corp.	103,876	1,723
*	Vantiv Inc. Class A	67,275	1,464
*	Acxiom Corp.	72,014	1,311
*	Sapient Corp.	104,813	1,176
	Heartland Payment
	Systems Inc.	35,630	1,108
*	Cardtronics Inc.	39,955	1,053
*	Euronet Worldwide Inc.	43,584	1,052
*	CACI International Inc.
	Class A	20,632	1,047
	Syntel Inc.	16,066	967
*	Unisys Corp.	39,714	913
*	ExlService Holdings Inc.	23,128	700
*	CSG Systems International
	Inc.	32,264	626
*	iGATE Corp.	29,880	571
*	Sykes Enterprises Inc.	37,669	560
	ManTech International
	Corp. Class A	22,488	558
*	TeleTech Holdings Inc.	23,436	438
*	Global Cash Access
	Holdings Inc.	59,298	421
	Forrester Research Inc.	14,871	408
	Cass Information Systems
	Inc.	9,427	403
	Booz Allen Hamilton
	Holding Corp.	31,351	401
*	Virtusa Corp.	18,203	381
*	CIBER Inc.	65,244	290
*	MoneyGram International
	Inc.	16,416	266
*	ServiceSource International
	Inc.	38,800	245
*	Higher One Holdings Inc.	26,468	237
*	EPAM Systems Inc.	8,250	173
*	ModusLink Global Solutions
	Inc.	40,121	116
			554,916
Office Electronics (0.4%)
	Xerox Corp.	1,211,287	9,823
*	Zebra Technologies Corp.	48,321	2,161
			11,984
Semiconductors & Semiconductor
Equipment (12.0%)
	Intel Corp.	4,736,446	98,755
	Texas Instruments Inc.	1,066,866	36,668
	Broadcom Corp. Class A	487,447	16,627
	Applied Materials Inc.	1,177,862	16,137
	Analog Devices Inc.	286,009	12,933
	Altera Corp.	305,055	10,805
	Xilinx Inc.	248,285	9,254
	KLA-Tencor Corp.	158,444	8,676
	Maxim Integrated
	Products Inc.	277,527	8,653
	Linear Technology Corp.	220,319	8,425
*	Micron Technology Inc.	968,542	8,126

			Market
			Value•
		Shares	($000)
	Avago Technologies Ltd.
	Class A	233,649	7,996
	NVIDIA Corp.	592,740	7,504
*	Lam Research Corp.	165,395	6,996
	Microchip Technology Inc.	185,374	6,761
*	Cree Inc.	105,456	4,770
	Marvell Technology Group
	Ltd.	432,841	4,372
*	Skyworks Solutions Inc.	182,765	3,893
*	LSI Corp.	526,691	3,666
*	ON Semiconductor Corp.	426,687	3,414
*	Teradyne Inc.	179,814	3,014
*	Atmel Corp.	418,481	2,846
*	Cymer Inc.	28,255	2,794
*	Semtech Corp.	62,924	1,924
*	Hittite Microwave Corp.	27,199	1,763
*	Cavium Inc.	47,504	1,754
*	Microsemi Corp.	84,850	1,750
*	Fairchild Semiconductor
	International Inc. Class A	120,805	1,723
*	Silicon Laboratories Inc.	38,074	1,581
*	First Solar Inc.	58,333	1,508
*	Cirrus Logic Inc.	61,621	1,481
*	Advanced Micro Devices
	Inc.	573,241	1,427
*	International Rectifier Corp.	66,115	1,390
	MKS Instruments Inc.	50,374	1,367
	Cypress Semiconductor
	Corp.	129,276	1,361
*	Entegris Inc.	130,998	1,246
*	PMC - Sierra Inc.	191,223	1,241
*	RF Micro Devices Inc.	263,609	1,215
*	Veeco Instruments Inc.	37,610	1,200
	Power Integrations Inc.	27,468	1,148
*	MEMC Electronic Materials
	Inc.	219,880	1,088
*	Ultratech Inc.	25,425	1,042
	Intersil Corp. Class A	121,568	1,032
*	Integrated Device
	Technology Inc.	138,131	939
	Tessera Technologies Inc.	49,484	883
*	OmniVision Technologies
	Inc.	50,837	783
	Cabot Microelectronics
	Corp.	22,341	763
	Monolithic Power Systems
	Inc.	30,392	747
*	TriQuint Semiconductor Inc.	157,938	742
*	Freescale Semiconductor
	Ltd.	47,110	727
*	Diodes Inc.	35,551	709
*	Kulicke & Soffa Industries
	Inc.	63,450	687
*	Spansion Inc. Class A	57,035	671
*	ATMI Inc.	30,382	665
	Brooks Automation Inc.	62,905	636
*	Advanced Energy Industries
	Inc.	34,554	623
*	Rambus Inc.	94,533	533
*	Lattice Semiconductor
	Corp.	111,458	522
	Micrel Inc.	47,989	505
*	Applied Micro Circuits Corp.	61,330	488
*	SunPower Corp. Class A	39,366	462
*	Exar Corp.	37,893	445
*	Magnachip Semiconductor
	Corp.	27,449	432
*	Photronics Inc.	59,069	392

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Volterra Semiconductor
	Corp.	24,765	380
*	Silicon Image Inc.	79,611	367
*	Entropic Communications
	Inc.	81,559	360
*	Rudolph Technologies Inc.	30,529	336
*	Amkor Technology Inc.	82,593	335
*	GT Advanced
	Technologies Inc.	115,291	330
*	Ceva Inc.	21,346	323
*	Nanometrics Inc.	20,837	307
*	LTX-Credence Corp.	47,949	278
*	NVE Corp.	4,664	247
	IXYS Corp.	24,520	245
*	FormFactor Inc.	46,862	235
	Cohu Inc.	22,088	222
	Supertex Inc.	9,659	218
*	Kopin Corp.	61,910	199
*	M/A-COM Technology
	Solutions Holdings Inc.	10,930	177
*	Inphi Corp.	17,596	170
*	Intermolecular Inc.	16,955	164
*	Pericom Semiconductor
	Corp.	20,865	147
*	Sigma Designs Inc.	30,955	144
*	Alpha & Omega
	Semiconductor Ltd.	17,221	139
*	MaxLinear Inc.	21,506	126
*	Rubicon Technology Inc.	16,925	87
*	STR Holdings Inc.	18,841	38
			340,254
Software (19.8%)
	Microsoft Corp.	7,209,944	200,436
	Oracle Corp.	3,669,709	125,724
*	Salesforce.com Inc.	128,437	21,734
*	Adobe Systems Inc.	470,870	18,505
	Intuit Inc.	267,116	17,224
*	Symantec Corp.	660,447	15,481
*	Citrix Systems Inc.	177,635	12,594
*	Red Hat Inc.	183,972	9,348
*	Autodesk Inc.	215,945	7,930
	CA Inc.	305,972	7,493
*	ANSYS Inc.	88,343	6,696
	Activision Blizzard Inc.	423,589	6,057
*	BMC Software Inc.	147,483	5,910
*	VMware Inc. Class A	78,656	5,650
*	Electronic Arts Inc.	290,426	5,091
*	Synopsys Inc.	141,925	4,972
*	Nuance Communications
	Inc.	235,912	4,343
	FactSet Research
	Systems Inc.	40,015	3,893
*	Cadence Design Systems
	Inc.	263,336	3,729
	Solera Holdings Inc.	65,421	3,683
*	Informatica Corp.	102,654	3,594
*	TIBCO Software Inc.	155,299	3,331
*	MICROS Systems Inc.	76,278	3,265
*	SolarWinds Inc.	56,824	3,208

			Market
			Value•
		Shares	($000)
*	Concur Technologies Inc.	44,806	3,145
*	CommVault Systems Inc.	40,924	3,026
*	Fortinet Inc.	121,341	2,934
*	Aspen Technology Inc.	89,020	2,738
*	PTC Inc.	113,681	2,631
*	Ultimate Software Group
	Inc.	24,447	2,402
*	Compuware Corp.	202,981	2,357
*	QLIK Technologies Inc.	73,908	1,922
*	NetSuite Inc.	27,233	1,901
*	Zynga Inc. Class A	527,707	1,789
*	Rovi Corp.	98,459	1,752
*	ACI Worldwide Inc.	37,678	1,726
*	Verint Systems Inc.	49,990	1,708
*	Mentor Graphics Corp.	89,481	1,585
*	Sourcefire Inc.	28,500	1,528
*	Splunk Inc.	41,497	1,499
*	TiVo Inc.	119,355	1,479
*	Tyler Technologies Inc.	26,155	1,475
	Fair Isaac Corp.	32,500	1,441
*,^	VirnetX Holding Corp.	38,937	1,372
*	Progress Software Corp.	60,827	1,370
*	Manhattan Associates Inc.	19,171	1,339
*	Guidewire Software Inc.	36,564	1,336
	Blackbaud Inc.	43,046	1,197
*	ServiceNow Inc.	36,084	1,172
*	Take-Two Interactive
	Software Inc.	77,319	1,132
*	SS&C Technologies
	Holdings Inc.	41,296	1,045
*	Bottomline Technologies
	de Inc.	35,076	952
*	Netscout Systems Inc.	33,723	858
*	MicroStrategy Inc. Class A	8,383	854
*	Synchronoss Technologies
	Inc.	27,675	835
*	Advent Software Inc.	31,274	819
*	RealPage Inc.	35,030	759
	Monotype Imaging
	Holdings Inc.	34,791	731
*	Interactive Intelligence
	Group Inc.	14,887	619
*	Comverse Inc.	21,122	581
*	Infoblox Inc.	26,842	566
	Ebix Inc.	35,171	564
*	PROS Holdings Inc.	20,025	522
*	Websense Inc.	34,785	521
*	Accelrys Inc.	52,675	498
	Pegasystems Inc.	16,577	454
*	BroadSoft Inc.	21,236	446
*	Ellie Mae Inc.	19,290	392
	EPIQ Systems Inc.	30,537	380
*	Tangoe Inc.	26,724	365
*	Seachange International Inc.	28,991	334
*	Jive Software Inc.	17,667	293
*	Actuate Corp.	44,150	265
*	VASCO Data Security
	International Inc.	29,231	242

		Market
		Value•
	Shares	($000)
* Net 1 UEPS Technologies
Inc.	37,936	217
* Imperva Inc.	5,739	209
* Proofpoint Inc.	13,815	193
* Rosetta Stone Inc.	12,275	142
* Telenav Inc.	16,495	117
* TeleCommunication
Systems Inc. Class A	47,398	110
		562,730
Total Common Stocks
(Cost $2,411,669)		2,826,875
Temporary Cash Investment (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.143%
(Cost $963)	963,201	963
Total Investments (99.8%)
(Cost $2,412,632)		2,827,838
Other Assets and Liabilities (0.2%)
Other Assets		25,578
Liabilities[3]		(18,614)
		6,964
Net Assets (100%)		2,834,802

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,478,390
Undistributed Net Investment Income	5,547
Accumulated Net Realized Losses	(64,349)
Unrealized Appreciation (Depreciation)
Investment Securities	415,206
Futures Contracts	8
Net Assets	2,834,802

Admiral Shares—Net Assets
Applicable to 3,857,536 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	140,277
Net Asset Value Per Share—
Admiral Shares	$36.36

ETF Shares—Net Assets
Applicable to 37,940,843 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,694,525
Net Asset Value Per Share—
ETF Shares	$71.02

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,205,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and -0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $963,000 of collateral received for securities on loan. The fund received additional collateral of $273,000 on the next business day.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	22,424
Interest[1]	3
Security Lending	101
Total Income	22,528
Expenses
The Vanguard Group—Note B
Investment Advisory Services	105
Management and Administrative—
Admiral Shares	72
Management and Administrative—
ETF Shares	1,257
Marketing and Distribution—
Admiral Shares	11
Marketing and Distribution—
ETF Shares	313
Custodian Fees	15
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	83
Trustees’ Fees and Expenses	2
Total Expenses	1,858
Net Investment Income	20,670
Realized Net Gain (Loss) on
Investment Securities Sold	16,540
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(59,201)
Futures Contracts	8
Change in Unrealized Appreciation
(Depreciation)	(59,193)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(21,983)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,670	22,511
Realized Net Gain (Loss)	16,540	28,330
Change in Unrealized Appreciation (Depreciation)	(59,193)	399,105
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,983)	449,946
Distributions
Net Investment Income
Admiral Shares	(1,728)	(463)
ETF Shares	(30,105)	(14,955)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(31,833)	(15,418)
Capital Share Transactions
Admiral Shares	46,732	21,304
ETF Shares	210,857	385,654
Net Increase (Decrease) from Capital Share Transactions	257,589	406,958
Total Increase (Decrease)	203,773	841,486
Net Assets
Beginning of Period	2,631,029	1,789,543
End of Period[2]	2,834,802	2,631,029

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,547,000 and $16,710,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$37.17	$30.30	$25.30	$24.39	$27.28	$29.95
Investment Operations
Net Investment Income	.267	.320	.238	.146	.163[1]	.121
Net Realized and Unrealized Gain (Loss)
on Investments	(.643)	6.797	4.947	.882	(2.897)	(2.706)
Total from Investment Operations	(.376)	7.117	5.185	1.028	(2.734)	(2.585)
Distributions
Dividends from Net Investment Income	(.434)	(.247)	(.185)	(.118)	(.156)	(.085)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.434)	(.247)	(.185)	(.118)	(.156)	(.085)
Net Asset Value, End of Period	$36.36	$37.17	$30.30	$25.30	$24.39	$27.28

Total Return[2]	–0.99%	23.63%	20.46%	4.17%	–9.79%	–8.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$140	$95	$60	$46	$33	$26
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.56%	1.01%	0.79%	0.69%	0.82%	0.46%
Portfolio Turnover Rate[3]	8%	6%	6%	9%	12%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$72.58	$59.17	$49.40	$47.64	$53.32	$58.52
Investment Operations
Net Investment Income	.511	.628	.464	.296	.331[1]	.249
Net Realized and Unrealized Gain (Loss)
on Investments	(1.238)	13.267	9.668	1.714	(5.685)	(5.274)
Total from Investment Operations	(.727)	13.895	10.132	2.010	(5.354)	(5.025)
Distributions
Dividends from Net Investment Income	(.833)	(.485)	(.362)	(.250)	(.326)	(.175)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.833)	(.485)	(.362)	(.250)	(.326)	(.175)
Net Asset Value, End of Period	$71.02	$72.58	$59.17	$49.40	$47.64	$53.32

Total Return	–0.98%	23.65%	20.48%	4.17%	–9.78%	–8.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,695	$2,536	$1,730	$1,137	$639	$497
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.56%	1.01%	0.79%	0.69%	0.85%	0.51%
Portfolio Turnover Rate[2]	8%	6%	6%	9%	12%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended February 28, 2013, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Information Technology Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $363,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. At February 28, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	135	10,215	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $12,310,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $68,575,000 to offset future net capital gains. Of this amount, $55,470,000 is subject to expiration dates; $63,000 may be used to offset future net capital gains through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,014,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,327,000 through August 31, 2019. Capital losses of $13,105,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $2,412,632,000. Net unrealized appreciation of investment securities for tax purposes was $415,206,000, consisting of unrealized gains of $548,205,000 on securities that had risen in value since their purchase and $132,999,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2013, the fund purchased $369,035,000 of investment securities and sold $129,833,000 of investment securities, other than temporary cash investments. Purchases and sales include $239,109,000 and $28,314,385, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	71,068	1,978	38,577	1,089
Issued in Lieu of Cash Distributions	1,656	46	428	14
Redeemed[1]	(25,992)	(721)	(17,701)	(523)
Net Increase (Decrease)—Admiral Shares	46,732	1,303	21,304	580
ETF Shares
Issued	239,172	3,400	490,428	7,306
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(28,315)	(400)	(104,774)	(1,600)
Net Increase (Decrease)—ETF Shares	210,857	3,000	385,654	5,706

1 Net of redemption fees for fiscal 2012 of $17,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VMIAX	VAW
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.99%	1.99%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	135	134	2,478
Median Market Cap	$18.3B	$18.3B	$38.3B
Price/Earnings Ratio	19.2x	19.2x	17.3x
Price/Book Ratio	2.5x	2.5x	2.3x
Return on Equity	17.2%	17.2%	16.9%
Earnings Growth Rate	6.5%	6.5%	9.4%
Dividend Yield	2.1%	2.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.85
Beta	1.00	1.33

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	1.7%
Commodity Chemicals	4.8
Construction Materials	2.4
Diversified Chemicals	19.9
Diversified Metals & Mining	6.3
Fertilizers & Agricultural Chemicals	13.6
Gold	4.1
Industrial Gases	9.1
Metal & Glass Containers	3.6
Paper Packaging	3.6
Paper Products	5.4
Specialty Chemicals	17.8
Steel	6.3
Other Materials	1.4

Ten Largest Holdings (% of total net assets)

Monsanto Co.	Fertilizers & Agricultural
	Chemicals	8.4%
EI du Pont
de Nemours & Co.	Diversified Chemicals	6.9
Dow Chemical Co.	Diversified Chemicals	5.9
Praxair Inc.	Industrial Gases	5.2
Freeport-McMoRan	Diversified Metals
Copper & Gold Inc.	& Mining	4.7
Ecolab Inc.	Specialty Chemicals	3.5
Newmont
Mining Corp.	Gold	3.1
PPG Industries Inc.	Diversified Chemicals	3.0
LyondellBasell
Industries NV	Commodity
Class A	Chemicals	2.9
Air Products
& Chemicals Inc.	Industrial Gases	2.9
Top Ten Total		46.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2013

Materials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Materials 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		17.40%	1.40%	8.23%
Net Asset Value		17.26	1.36	8.23
Admiral Shares	2/11/2004	17.29	1.35	7.79

1 Six months ended February 28, 2013.
2 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (65.1%)
	Monsanto Co.	765,986	77,388
	EI du Pont de Nemours
	& Co.	1,336,045	63,997
	Dow Chemical Co.	1,718,263	54,503
	Praxair Inc.	425,625	48,117
	Ecolab Inc.	419,692	32,127
	PPG Industries Inc.	204,394	27,524
	LyondellBasell Industries
	NV Class A	453,310	26,573
	Air Products & Chemicals
	Inc.	305,026	26,336
	Mosaic Co.	428,596	25,090
	Sherwin-Williams Co.	125,629	20,300
	CF Industries Holdings Inc.	90,177	18,110
	Eastman Chemical Co.	219,818	15,328
	Sigma-Aldrich Corp.	172,355	13,282
	FMC Corp.	196,726	11,855
	Celanese Corp. Class A	228,612	10,711
	Airgas Inc.	95,143	9,541
	Ashland Inc.	113,010	8,811
	International Flavors &
	Fragrances Inc.	116,938	8,534
	Albemarle Corp.	127,853	8,321
	Valspar Corp.	123,472	7,607
*	WR Grace & Co.	102,581	7,343
	Rockwood Holdings Inc.	106,513	6,668
	RPM International Inc.	189,617	5,766
	Axiall Corp.	99,970	5,656
	Huntsman Corp.	291,581	5,024
	Cytec Industries Inc.	62,037	4,491
	NewMarket Corp.	15,326	3,857
	Cabot Corp.	90,566	3,331
	HB Fuller Co.	71,642	2,928
*	Chemtura Corp.	139,944	2,816
	PolyOne Corp.	120,702	2,751
	Scotts Miracle-Gro Co.
	Class A	61,446	2,723
	Olin Corp.	114,757	2,658
	Sensient Technologies
	Corp.	71,209	2,628
	Westlake Chemical Corp.	28,663	2,471
	Minerals Technologies Inc.	50,745	2,042
	Tronox Ltd. Class A	90,753	1,864
	Balchem Corp.	42,001	1,694
	Intrepid Potash Inc.	80,606	1,589
	Stepan Co.	25,283	1,548
	Innophos Holdings Inc.	31,181	1,523
*	Calgon Carbon Corp.	81,843	1,396
	A Schulman Inc.	42,331	1,327
	Koppers Holdings Inc.	29,398	1,219
	Innospec Inc.	29,995	1,207
*	OM Group Inc.	46,445	1,140
*	Kraton Performance
	Polymers Inc.	46,199	1,111
	Quaker Chemical Corp.	18,724	1,075

			Market
			Value•
		Shares	($000)
*	LSB Industries Inc.	27,005	1,046
	American Vanguard Corp.	32,174	998
*	Flotek Industries Inc.	67,712	951
	Tredegar Corp.	31,934	782
*	Ferro Corp.	116,118	596
^	Kronos Worldwide Inc.	32,729	560
	Hawkins Inc.	13,586	536
*	OMNOVA Solutions Inc.	62,964	504
	Zep Inc.	26,899	402
*,^	Zoltek Cos. Inc.	42,460	397
*	Arabian American
	Development Co.	25,738	189
			600,862
Construction Materials (2.4%)
	Vulcan Materials Co.	185,767	9,461
	Martin Marietta Materials
	Inc.	65,845	6,396
	Eagle Materials Inc.	66,652	4,286
*	Texas Industries Inc.	22,069	1,281
*	Headwaters Inc.	100,928	950
*	United States Lime &
	Minerals Inc.	2,504	131
			22,505
Containers & Packaging (7.3%)
	Ball Corp.	209,301	9,295
	Rock Tenn Co. Class A	101,969	9,019
*	Crown Holdings Inc.	206,322	8,020
	Packaging Corp. of America	140,507	5,870
	Sealed Air Corp.	264,245	5,869
*	Owens-Illinois Inc.	224,450	5,724
	Bemis Co. Inc.	147,928	5,524
	Aptargroup Inc.	95,298	5,140
	Sonoco Products Co.	144,217	4,582
	Silgan Holdings Inc.	63,858	2,741
	Greif Inc. Class A	36,019	1,832
*	Graphic Packaging
	Holding Co.	197,989	1,469
	Boise Inc.	137,131	1,178
	Myers Industries Inc.	38,640	569
			66,832
Metals & Mining (19.2%)
	Freeport-McMoRan
	Copper & Gold Inc.	1,360,185	43,417
	Newmont Mining Corp.	711,329	28,659
	Nucor Corp.	455,142	20,504
	Alcoa Inc.	1,529,085	13,028
	Reliance Steel &
	Aluminum Co.	108,304	7,212
	Royal Gold Inc.	92,080	6,035
	Cliffs Natural Resources
	Inc.	217,030	5,526
	Steel Dynamics Inc.	298,362	4,556
	Allegheny Technologies
	Inc.	145,887	4,445
	United States Steel Corp.	206,646	4,307
	Compass Minerals
	International Inc.	47,453	3,498

			Market
			Value•
		Shares	($000)
	Carpenter Technology Corp.	63,979	3,022
	Walter Energy Inc.	89,432	2,843
*	Coeur d’Alene Mines Corp.	128,886	2,450
	Commercial Metals Co.	149,218	2,434
*	Allied Nevada Gold Corp.	121,917	2,231
*	Stillwater Mining Co.	165,547	2,159
	Worthington Industries Inc.	75,143	2,130
	Hecla Mining Co.	407,124	1,889
*	SunCoke Energy Inc.	100,174	1,652
	Kaiser Aluminum Corp.	24,836	1,521
	Globe Specialty Metals Inc.	91,382	1,306
*	RTI International Metals Inc.	41,265	1,224
*,^	Molycorp Inc.	188,653	1,158
	AMCOL International Corp.	36,718	1,074
	Schnitzer Steel Industries
	Inc.	34,728	994
	Haynes International Inc.	17,701	912
*	McEwen Mining Inc.	318,130	773
	Materion Corp.	27,780	768
	AK Steel Holding Corp.	187,681	704
*	Horsehead Holding Corp.	62,185	657
*	Century Aluminum Co.	75,275	610
	Gold Resource Corp.	45,598	597
	Metals USA Holdings Corp.	24,170	501
^	US Silica Holdings Inc.	19,153	471
*	AM Castle & Co.	24,969	410
*	Paramount Gold and Silver
	Corp.	181,007	364
	Olympic Steel Inc.	13,354	276
*	General Moly Inc.	85,435	249
	Noranda Aluminum Holding
	Corp.	49,422	235
*	Golden Minerals Co.	55,417	161
*	Midway Gold Corp.	137,802	153
			177,115
Paper & Forest Products (6.0%)
	International Paper Co.	597,819	26,310
	MeadWestvaco Corp.	250,534	8,947
*	Louisiana-Pacific Corp.	198,326	4,159
	Domtar Corp.	50,771	3,785
*	Resolute Forest Products	143,892	1,986
	Schweitzer-Mauduit
	International Inc.	44,553	1,642
*	Clearwater Paper Corp.	33,345	1,614
	Buckeye Technologies Inc.	55,374	1,536
	KapStone Paper and
	Packaging Corp.	56,967	1,518
	Deltic Timber Corp.	16,305	1,164
	PH Glatfelter Co.	61,347	1,113
	Neenah Paper Inc.	22,298	651
	Wausau Paper Corp.	63,972	631
*	Mercer International Inc.	68,017	494
			55,550
Total Common Stocks
(Cost $897,182)			922,864

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
Liquidity Fund, 0.143%
(Cost $1,644)	1,644,201	1,644
Total Investments (100.2%)
(Cost $898,826)		924,508
Other Assets and Liabilities (–0.2%)
Other Assets		3,766
Liabilities[2]		(5,492)
		(1,726)
Net Assets (100%)		922,782

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	936,792
Undistributed Net Investment Income	2,164
Accumulated Net Realized Losses	(41,856)
Unrealized Appreciation (Depreciation)	25,682
Net Assets	922,782

Admiral Shares—Net Assets
Applicable to 3,015,614 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	132,688
Net Asset Value Per Share—
Admiral Shares	$44.00

ETF Shares—Net Assets
Applicable to 9,149,411 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	790,094
Net Asset Value Per Share—
ETF Shares	$86.35

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,512,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,644,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	10,402
Interest[1]	1
Security Lending	379
Total Income	10,782
Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative—
Admiral Shares	68
Management and Administrative—
ETF Shares	332
Marketing and Distribution—
Admiral Shares	10
Marketing and Distribution—
ETF Shares	85
Custodian Fees	7
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	29
Trustees’ Fees and Expenses	1
Total Expenses	585
Net Investment Income	10,197
Realized Net Gain (Loss) on
Investment Securities Sold	3,872
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	64,490
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,559

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,197	14,053
Realized Net Gain (Loss)	3,872	31,364
Change in Unrealized Appreciation (Depreciation)	64,490	(16,275)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,559	29,142
Distributions
Net Investment Income
Admiral Shares	(2,309)	(2,709)
ETF Shares	(13,282)	(11,583)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(15,591)	(14,292)
Capital Share Transactions
Admiral Shares	(240)	(18,296)
ETF Shares	94,601	37,676
Net Increase (Decrease) from Capital Share Transactions	94,361	19,380
Total Increase (Decrease)	157,329	34,230
Net Assets
Beginning of Period	765,453	731,223
End of Period[2]	922,782	765,453

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,164,000 and $7,558,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$40.66	$39.53	$33.32	$30.68	$42.85	$41.75
Investment Operations
Net Investment Income	.500	.783	.579	.971[1]	.622	.732
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.638	1.151	6.551	2.128	(11.996)	1.008
Total from Investment Operations	4.138	1.934	7.130	3.099	(11.374)	1.740
Distributions
Dividends from Net Investment Income	(.798)	(.804)	(.920)	(.459)	(.796)	(.640)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.798)	(.804)	(.920)	(.459)	(.796)	(.640)
Net Asset Value, End of Period	$44.00	$40.66	$39.53	$33.32	$30.68	$42.85

Total Return[3]	10.26%	5.10%	21.26%	10.07%	–25.91%	4.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$133	$123	$138	$97	$90	$107
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.36%	1.93%	1.63%	2.81%[1]	2.23%	1.74%
Portfolio Turnover Rate[4]	6%	7%	14%	10%	12%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.01, $.02, and $.02. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$79.81	$77.59	$65.40	$60.23	$84.27	$82.10
Investment Operations
Net Investment Income	.986	1.537	1.142	1.907[1]	1.242	1.470
Net Realized and Unrealized Gain (Loss)
on Investments[2]	7.125	2.259	12.852	4.186	(23.683)	1.977
Total from Investment Operations	8.111	3.796	13.994	6.093	(22.441)	3.447
Distributions
Dividends from Net Investment Income	(1.571)	(1.576)	(1.804)	(.923)	(1.599)	(1.277)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.571)	(1.576)	(1.804)	(.923)	(1.599)	(1.277)
Net Asset Value, End of Period	$86.35	$79.81	$77.59	$65.40	$60.23	$84.27

Total Return	10.22%	5.09%	21.26%	10.07%	–25.88%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$790	$642	$593	$415	$375	$365
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.36%	1.93%	1.63%	2.81%[1]	2.26%	1.79%
Portfolio Turnover Rate[3]	6%	7%	14%	10%	12%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Includes increases from redemption fees of $.00, $.00, $.02, $.01, $.03 and $.04. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $2,575,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital losses totaling $43,151,000 to offset future net capital gains of $1,658,000 through August 31, 2017, $20,360,000 through August 31, 2018, and $21,133,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $898,826,000. Net unrealized appreciation of investment securities for tax purposes was $25,682,000, consisting of unrealized gains of $145,588,000 on securities that had risen in value since their purchase and $119,906,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $128,828,000 of investment securities and sold $39,432,000 of investment securities, other than temporary cash investments. Purchases and sales include $103,067,000 and $8,485,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	15,845	365	15,095	386
Issued in Lieu of Cash Distributions	2,029	48	2,476	67
Redeemed[1]	(18,114)	(424)	(35,867)	(910)
Net Increase (Decrease)—Admiral Shares	(240)	(11)	(18,296)	(457)
ETF Shares
Issued	103,087	1,200	105,367	1,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(8,486)	(100)	(67,691)	(900)
Net Increase (Decrease)—ETF Shares	94,601	1,100	37,676	400

1 Net of redemption fees for fiscal 2012 of $48,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile

As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VTCAX	VOX
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	3.19%	3.19%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	34	34	2,478
Median Market Cap	$21.5B	$21.5B	$38.3B
Price/Earnings Ratio	35.4x	35.4x	17.3x
Price/Book Ratio	2.4x	2.4x	2.3x
Return on Equity	4.8%	4.9%	16.9%
Earnings Growth Rate	–18.7%	–18.7%	9.4%
Dividend Yield	3.4%	3.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	13%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.60
Beta	1.00	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	11.8%
Integrated Telecommunication Services	63.7
Wireless Telecommunication Services	24.5

Ten Largest Holdings (% of total net assets)

Verizon	Integrated
Communications	Telecommunication
Inc.	Services	23.2%
AT&T Inc.	Integrated
	Telecommunication
	Services	22.8
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.5
Crown Castle	Wireless
International Corp.	Telecommunication
	Services	4.5
Sprint Nextel Corp.	Wireless
	Telecommunication
	Services	4.5
SBA	Wireless
Communications	Telecommunication
Corp. Class A	Services	3.5
Windstream Corp.	Integrated
	Telecommunication
	Services	2.3
MetroPCS	Wireless
Communications	Telecommunication
Inc.	Services	2.0
tw telecom inc
Class A	Alternative Carriers	2.0
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	2.0
Top Ten Total		71.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2013

Telecommunication Services Index Fund ETF Shares Net Asset Value
Spliced US IMI/Telecommunication Services 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		16.65%	1.60%	7.19%
Net Asset Value		16.54	1.56	7.18
Admiral Shares	3/11/2005	16.57	1.56	6.69

1 Six months ended February 28, 2013.
2 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.2%)
Diversified Telecommunication Services (75.7%)
	Alternative Carriers (11.8%)
*	tw telecom inc Class A	345,817	8,756
*	Level 3 Communications
	Inc.	409,639	8,185
	Cogent Communications
	Group Inc.	281,977	7,092
*	Vonage Holdings Corp.	2,483,089	6,555
*	inContact Inc.	934,681	6,346
*	Premiere Global Services
	Inc.	549,836	5,867
	Lumos Networks Corp.	486,462	5,555
*	Iridium Communications
	Inc.	642,651	3,927

	Integrated Telecommunication Services (63.9%)
	Verizon Communications
	Inc.	2,206,272	102,658
	AT&T Inc.	2,807,243	100,808
	CenturyLink Inc.	579,642	20,096
	Windstream Corp.	1,166,175	10,018
	Frontier Communications
	Corp.	2,102,822	8,706
	Consolidated
	Communications
	Holdings Inc.	388,642	6,529
	Atlantic Tele-Network Inc.	129,982	6,109
*	General Communication
	Inc. Class A	618,875	5,230
	IDT Corp. Class B	496,577	5,020
*	Cbeyond Inc.	712,348	5,001
*	Cincinnati Bell Inc.	1,322,758	4,299
^,*	Elephant Talk
	Communications Corp.	3,292,709	3,951
^	Alaska Communications
	Systems Group Inc.	2,175,131	3,741
			334,449
Wireless Telecommunication Services (24.5%)
*	Crown Castle
	International Corp.	286,339	19,986
*	Sprint Nextel Corp.	3,442,692	19,968
*	SBA Communications
	Corp. Class A	215,646	15,337

		Market
		Value•
	Shares	($000)
* MetroPCS
Communications Inc.	893,594	8,757
* Clearwire Corp. Class A	2,606,398	8,132
Telephone & Data
Systems Inc.	330,668	7,569
Shenandoah
Telecommunications Co.	393,705	5,673
* United States Cellular
Corp.	118,397	4,356
^,* NII Holdings Inc.	882,827	4,255
USA Mobility Inc.	345,925	4,020
* Leap Wireless
International Inc.	749,110	4,008
* Boingo Wireless Inc.	516,668	3,141
NTELOS Holdings Corp.	247,533	3,089
		108,291
Total Common Stocks
(Cost $463,841)		442,740
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
[1,2] Vanguard Market
Liquidity Fund, 0.143%
(Cost $3,402)	3,402,000	3,402
Total Investments (101.0%)
(Cost $467,243)		446,142
Other Assets and Liabilities (–1.0%)
Other Assets		3,531
Liabilities[2]		(7,840)
		(4,309)
Net Assets (100%)		441,833

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	513,505
Undistributed Net Investment Income	2,505
Accumulated Net Realized Losses	(53,076)
Unrealized Appreciation (Depreciation)	(21,101)
Net Assets	441,833

Admiral Shares—Net Assets
Applicable to 532,622 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,419
Net Asset Value Per Share—
Admiral Shares	$36.46

ETF Shares—Net Assets
Applicable to 5,903,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	422,414
Net Asset Value Per Share—
ETF Shares	$71.55

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,996,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,971,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends[1]	10,187
Interest[1]	1
Security Lending	367
Total Income	10,555
Expenses
The Vanguard Group—Note B
Investment Advisory Services	44
Management and Administrative—
Admiral Shares	10
Management and Administrative—
ETF Shares	191
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	66
Custodian Fees	5
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	31
Total Expenses	349
Net Investment Income	10,206
Realized Net Gain (Loss) on
Investment Securities Sold[1]	27,352
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(15,864)
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,694

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,206	14,049
Realized Net Gain (Loss)	27,352	26,443
Change in Unrealized Appreciation (Depreciation)	(15,864)	11,185
Net Increase (Decrease) in Net Assets Resulting from Operations	21,694	51,677
Distributions
Net Investment Income
Admiral Shares	(678)	(546)
ETF Shares	(16,305)	(13,066)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,983)	(13,612)
Capital Share Transactions
Admiral Shares	(120)	(1,898)
ETF Shares	(106,420)	96,968
Net Increase (Decrease) from Capital Share Transactions	(106,540)	95,070
Total Increase (Decrease)	(101,829)	133,135
Net Assets
Beginning of Period	543,662	410,527
End of Period[2]	441,833	543,662

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $137,000, $1,000, and $66,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $2,505,000 and $9,282,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$36.09	$33.18	$29.22	$25.77	$31.58	$41.01
Investment Operations
Net Investment Income	.725[1]	1.082[1]	1.077	1.024[1]	.840[1]	.908[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.905	2.845	3.853	3.183	(5.977)	(9.338)
Total from Investment Operations	1.630	3.927	4.930	4.207	(5.137)	(8.430)
Distributions
Dividends from Net Investment Income	(1.260)	(1.017)	(.970)	(.757)	(.673)	(1.000)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.260)	(1.017)	(.970)	(.757)	(.673)	(1.000)
Net Asset Value, End of Period	$36.46	$36.09	$33.18	$29.22	$25.77	$31.58

Total Return[3]	4.59%	12.33%	16.87%	16.40%	–15.90%	–20.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19	$19	$20	$14	$12	$19
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	4.09%	3.24%	3.60%	3.60%	3.39%	2.50%
Portfolio Turnover Rate[4]	13%	28%	21%	23%	25%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.05. Effective May, 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$70.82	$65.11	$57.34	$50.58	$62.05	$80.60
Investment Operations
Net Investment Income	1.452[1]	2.105[1]	2.118	1.981[1]	1.602[1]	1.764[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.747	5.614	7.557	6.290	(11.699)	(18.316)
Total from Investment Operations	3.199	7.719	9.675	8.271	(10.097)	(16.552)
Distributions
Dividends from Net Investment Income	(2.469)	(2.009)	(1.905)	(1.511)	(1.373)	(1.998)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.469)	(2.009)	(1.905)	(1.511)	(1.373)	(1.998)
Net Asset Value, End of Period	$71.55	$70.82	$65.11	$57.34	$50.58	$62.05

Total Return	4.56%	12.33%	16.87%	16.39%	–15.88%	–20.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$422	$524	$391	$241	$147	$143
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.09%	3.24%	3.60%	3.60%	3.42%	2.55%
Portfolio Turnover Rate[3]	13%	28%	21%	23%	25%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.08. Effective May, 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $31,455,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $48,972,000 to offset future net capital gains of $11,179,000 through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $467,243,000. Net unrealized depreciation of investment securities for tax purposes was $21,101,000, consisting of unrealized gains of $43,376,000 on securities that had risen in value since their purchase and $64,477,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $76,048,000 of investment securities and sold $188,102,000 of investment securities, other than temporary cash investments. Purchases and sales include $44,129,000 and $150,509,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	2,197	59	2,972	90
Issued in Lieu of Cash Distributions	598	17	473	15
Redeemed[1]	(2,915)	(79)	(5,343)	(164)
Net Increase (Decrease)—Admiral Shares	(120)	(3)	(1,898)	(59)
ETF Shares
Issued	44,129	600	210,586	3,202
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(150,549)	(2,100)	(113,618)	(1,800)
Net Increase (Decrease)—ETF Shares	(106,420)	(1,500)	96,968	1,402

1 Net of redemption fees for fiscal 2012 of $4,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Aug. 31, 2012		Proceeds from		Feb. 28, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Communications
Systems Group Inc.	5,896	571	1,723	137	NA1

1 Not applicable—At February 28, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.

H. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VUIAX	VPU
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	3.87%	3.87%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	78	78	2,478
Median Market Cap	$16.5B	$16.5B	$38.3B
Price/Earnings Ratio	18.4x	18.4x	17.3x
Price/Book Ratio	1.6x	1.6x	2.3x
Return on Equity	11.4%	11.4%	16.9%
Earnings Growth Rate	0.6%	0.6%	9.4%
Dividend Yield	4.0%	4.0%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.27
Beta	1.00	0.30

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities	53.8%
Gas Utilities	7.3
Independent Power Producers
& Energy Traders	3.7
Multi-Utilities	32.8
Water Utilities	2.4

Ten Largest Holdings (% of total net assets)

Duke Energy Corp.	Electric Utilities	8.5%
Southern Co.	Electric Utilities	6.9
Dominion
Resources Inc.	Multi-Utilities	5.6
NextEra Energy Inc.	Electric Utilities	5.0
Exelon Corp.	Electric Utilities	4.6
American Electric
Power Co. Inc.	Electric Utilities	4.0
PG&E Corp.	Multi-Utilities	3.2
PPL Corp.	Electric Utilities	3.1
Sempra Energy	Multi-Utilities	3.1
Consolidated Edison Inc.	Multi-Utilities	3.0
Top Ten		47.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2013

Utilities Index Fund ETF Shares Net Asset Value
Spliced US IMI/Utilities 25/50[2]

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		1.92%	0.80%	8.39%
Net Asset Value		1.95	0.78	8.39
Admiral Shares	4/28/2004	1.94	0.77	8.58

1 Six months ended February 28, 2013.
2 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (53.8%)
Duke Energy Corp.	2,110,593	146,159
Southern Co.	2,619,685	117,912
NextEra Energy Inc.	1,204,977	86,602
Exelon Corp.	2,560,259	79,342
American Electric Power
Co. Inc.	1,454,359	68,050
PPL Corp.	1,743,390	53,731
FirstEnergy Corp.	1,253,428	49,485
Edison International	927,150	44,531
Xcel Energy Inc.	1,461,410	41,943
Northeast Utilities	940,902	39,057
Entergy Corp.	532,801	33,172
Pinnacle West Capital
Corp.	328,644	18,384
OGE Energy Corp.	295,982	17,140
Pepco Holdings Inc.	687,728	13,954
NV Energy Inc.	705,826	13,947
ITC Holdings Corp.	154,472	13,056
Westar Energy Inc.	379,001	11,757
Great Plains Energy Inc.	459,429	10,029
Cleco Corp.	181,877	8,057
Hawaiian Electric
Industries Inc.	291,950	7,880
IDACORP Inc.	150,213	7,014
Portland General Electric
Co.	226,177	6,715
UIL Holdings Corp.	151,945	5,950
UNS Energy Corp.	124,227	5,841
PNM Resources Inc.	239,087	5,370
ALLETE Inc.	104,729	4,922
El Paso Electric Co.	114,196	3,808
MGE Energy Inc.	69,338	3,722
Otter Tail Corp.	97,811	2,826
Empire District Electric
Co.	127,191	2,723
Unitil Corp.	39,429	1,080
		924,159
Gas Utilities (7.3%)
ONEOK Inc.	582,374	26,201
AGL Resources Inc.	353,172	14,113
National Fuel Gas Co.	212,507	12,366
Questar Corp.	524,143	12,323
UGI Corp.	337,435	12,087
Atmos Energy Corp.	270,658	10,331
Piedmont Natural Gas
Co. Inc.	216,044	6,965

		Market
		Value•
	Shares	($000)
WGL Holdings Inc.	154,449	6,513
Southwest Gas Corp.	138,215	6,261
New Jersey Resources
Corp.	124,714	5,557
South Jersey Industries
Inc.	93,634	5,163
Northwest Natural Gas Co.	80,517	3,668
Laclede Group Inc.	63,923	2,605
Chesapeake Utilities Corp.	28,564	1,372
		125,525
Independent Power Producers &
Energy Traders (3.7%)
NRG Energy Inc.	965,633	23,175
AES Corp.	1,893,018	21,997
* Calpine Corp.	906,997	16,689
Ormat Technologies Inc.	47,673	974
Genie Energy Ltd. Class B	44,972	316
		63,151
Multi-Utilities (32.8%)
Dominion Resources Inc.	1,722,121	96,439
PG&E Corp.	1,288,667	54,949
Sempra Energy	688,602	53,546
Consolidated Edison Inc.	877,797	51,790
Public Service Enterprise
Group Inc.	1,516,300	49,416
DTE Energy Co.	515,774	34,454
Wisconsin Energy Corp.	689,193	28,464
CenterPoint Energy Inc.	1,216,565	26,071
NiSource Inc.	928,380	25,716
Ameren Corp.	727,001	24,565
CMS Energy Corp.	794,904	21,152
SCANA Corp.	375,412	18,335
Alliant Energy Corp.	332,707	15,867
Integrys Energy Group Inc.	234,726	13,279
MDU Resources Group
Inc.	537,858	12,995
TECO Energy Inc.	615,945	10,625
Vectren Corp.	245,739	8,109
Black Hills Corp.	125,894	5,236
Avista Corp.	178,998	4,688
NorthWestern Corp.	111,477	4,345
CH Energy Group Inc.	42,381	2,760
		562,801
Water Utilities (2.4%)
American Water Works
Co. Inc.	529,963	20,907
Aqua America Inc.	419,267	12,213

		Market
		Value•
	Shares	($000)
American States Water
Co.	57,588	3,050
California Water Service
Group	118,688	2,381
SJW Corp.	39,294	1,041
Connecticut Water Service
Inc.	31,346	936
Middlesex Water Co.	47,312	921
		41,449
Total Investments (100.0%)
(Cost $1,648,491)		1,717,085
Other Assets and Liabilities (0.0%)
Other Assets		13,609
Liabilities		(13,496)
		113
Net Assets (100%)		1,717,198

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,660,674
Undistributed Net Investment Income	11,536
Accumulated Net Realized Losses	(23,606)
Unrealized Appreciation (Depreciation)	68,594
Net Assets	1,717,198

Admiral Shares—Net Assets
Applicable to 8,219,756 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	334,082
Net Asset Value Per Share—
Admiral Shares	$40.64

ETF Shares—Net Assets
Applicable to 17,073,567 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,383,116
Net Asset Value Per Share—
ETF Shares	$81.01

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	30,856
Interest[1]	1
Total Income	30,857
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative—
Admiral Shares	156
Management and Administrative—
ETF Shares	544
Marketing and Distribution—
Admiral Shares	28
Marketing and Distribution—
ETF Shares	152
Custodian Fees	15
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	42
Trustees’ Fees and Expenses	1
Total Expenses	1,036
Net Investment Income	29,821
Realized Net Gain (Loss) on
Investment Securities Sold	8,727
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	63,743
Net Increase (Decrease) in Net Assets
Resulting from Operations	102,291

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,821	50,857
Realized Net Gain (Loss)	8,727	89,158
Change in Unrealized Appreciation (Depreciation)	63,743	(5,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	102,291	134,421
Distributions
Net Investment Income
Admiral Shares	(5,991)	(9,610)
ETF Shares	(23,490)	(37,308)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(29,481)	(46,918)
Capital Share Transactions
Admiral Shares	10,510	73,251
ETF Shares	169,724	254,287
Net Increase (Decrease) from Capital Share Transactions	180,234	327,538
Total Increase (Decrease)	253,044	415,041
Net Assets
Beginning of Period	1,464,154	1,049,113
End of Period[2]	1,717,198	1,464,154

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $11,536,000 and $11,196,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$38.99	$36.40	$32.60	$30.73	$39.26	$40.60
Investment Operations
Net Investment Income	.769	1.452	1.344	1.293[1]	1.251	1.126
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.681	2.539	3.783	1.782	(8.530)	(1.340)
Total from Investment Operations	2.450	3.991	5.127	3.075	(7.279)	(.214)
Distributions
Dividends from Net Investment Income	(.800)	(1.401)	(1.327)	(1.205)	(1.251)	(1.126)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.800)	(1.401)	(1.327)	(1.205)	(1.251)	(1.126)
Net Asset Value, End of Period	$40.64	$38.99	$36.40	$32.60	$30.73	$39.26

Total Return[3]	6.41%	11.22%	16.09%	10.20%	–18.39%	–0.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$334	$310	$218	$153	$81	$109
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	4.02%	3.93%	3.99%	4.07%	4.28%	2.75%
Portfolio Turnover Rate[4]	8%	5%	6%	8%	10%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of$.00, $.00, $.00, $.00, $.01, and $.02. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$77.69	$72.52	$64.93	$61.24	$78.22	$80.92
Investment Operations
Net Investment Income	1.532	2.880	2.678	2.554[1]	2.512	2.285
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.368	5.080	7.551	3.550	(16.978)	(2.695)
Total from Investment Operations	4.900	7.960	10.229	6.104	(14.466)	(.410)
Distributions
Dividends from Net Investment Income	(1.580)	(2.790)	(2.639)	(2.414)	(2.514)	(2.290)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.580)	(2.790)	(2.639)	(2.414)	(2.514)	(2.290)
Net Asset Value, End of Period	$81.01	$77.69	$72.52	$64.93	$61.24	$78.22

Total Return	6.42%	11.20%	16.09%	10.18%	–18.34%	–0.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,383	$1,154	$831	$581	$364	$371
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.02%	3.93%	3.99%	4.07%	4.31%	2.80%
Portfolio Turnover Rate[3]	8%	5%	6%	8%	10%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.02, and $.04. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $216,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the six months ended February 28, 2013, the fund realized $8,798,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital loss carryforwards totaling $23,535,000 to offset future net capital gains. Of this amount, $21,749,000 is subject to expiration dates; $515,000 may be used to offset future net capital gains through August 31, 2015, $2,910,000 through August 31, 2017, $14,961,000 through August 31, 2018, and $3,363,000 through August 31, 2019. Capital losses of $1,786,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $1,648,491,000. Net unrealized appreciation of investment securities for tax purposes was $68,594,000, consisting of unrealized gains of $166,469,000 on securities that had risen in value since their purchase and $97,875,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $289,746,000 of investment securities and sold $109,084,000 of investment securities, other than temporary cash investments. Purchases and sales include $214,765,000 and $46,188,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	85,621	2,211	100,256	2,653
Issued in Lieu of Cash Distributions	4,461	116	6,770	182
Redeemed[1]	(79,572)	(2,052)	(33,775)	(893)
Net Increase (Decrease)—Admiral Shares	10,510	275	73,251	1,942
ETF Shares
Issued	215,923	2,815	605,694	7,804
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(46,199)	(600)	(351,407)	(4,400)
Net Increase (Decrease)—ETF Shares	169,724	2,215	254,287	3,404

1 Net of redemption fees for fiscal 2012 of $68,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemptions, or account service fees described in the fund perspectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2013
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2012	2/28/2013	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,130.73	$0.74
	ETF	1,000.00	1,130.79	0.74
Consumer Staples	Admiral	$1,000.00	$1,094.92	$0.73
	ETF	1,000.00	1,094.73	0.73
Energy	Admiral	$1,000.00	$1,092.91	$0.73
	ETF	1,000.00	1,092.77	0.73
Financials	Admiral	$1,000.00	$1,162.52	$0.75
	ETF	1,000.00	1,162.58	0.75
Health Care	Admiral	$1,000.00	$1,127.80	$0.74
	ETF	1,000.00	1,127.78	0.74
Industrials	Admiral	$1,000.00	$1,166.16	$0.75
	ETF	1,000.00	1,166.03	0.75
Information Technology	Admiral	$1,000.00	$990.10	$0.69
	ETF	1,000.00	990.18	0.69
Materials	Admiral	$1,000.00	$1,102.57	$0.73
	ETF	1,000.00	1,102.24	0.73
Telecommunication Services	Admiral	$1,000.00	$1,045.86	$0.71
	ETF	1,000.00	1,045.63	0.71
Utilities	Admiral	$1,000.00	$1,064.10	$0.72
	ETF	1,000.00	1,064.18	0.72
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Consumer Staples	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Energy	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Financials	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Health Care	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Industrials	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Information Technology	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Materials	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Telecommunication Services	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70
Utilities	Admiral	$1,000.00	$1,024.10	$0.70
	ETF	1,000.00	1,024.10	0.70

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.14% for the Consumer Discretionary Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Consumer Staples Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Energy Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Financials Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Health Care Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Industrials Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Information Technology Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Materials Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Telecommunication Services Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Utilities Index Fund Admiral Shares and 0.14% for the ETF

Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	(retired 2008) and Member of the Executive	Peter F. Volanakis
	Committee (1997–2008) of Johnson & Johnson	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	(pharmaceuticals/medical devices/consumer	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	products); Director of Skytop Lodge Corporation	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	(hotels), the University Medical Center at Princeton,	Incorporated (communications equipment); Director
Years: Chairman of the Board of The Vanguard Group,	the Robert Wood Johnson Foundation, and the Center	of SPX Corporation (multi-industry manufacturing);
Inc., and of each of the investment companies served	for Talent Innovation; Member of the Advisory Board	Overseer of the Amos Tuck School of Business
by The Vanguard Group, since January 2010; Director	of the Maxwell School of Citizenship and Public Affairs	Administration at Dartmouth College; Advisor to the
of The Vanguard Group since 2008; Chief Executive	at Syracuse University.	Norris Cotton Cancer Center.
Officer and President of The Vanguard Group and of
each of the investment companies served by The	F. Joseph Loughrey	Executive Officers
Vanguard Group since 2008; Director of Vanguard	Born 1949. Trustee Since October 2009. Principal
Marketing Corporation; Managing Director of The	Occupation(s) During the Past Five Years: President	Glenn Booraem
Vanguard Group (1995–2008).	and Chief Operating Officer (retired 2009) of Cummins	Born 1967. Controller Since July 2010. Principal
	Inc. (industrial machinery); Chairman of the Board of	Occupation(s) During the Past Five Years: Principal
IndependentTrustees	Hillenbrand, Inc. (specialized consumer services);	of The Vanguard Group, Inc.; Controller of each of
	Director of SKF AB (industrial machinery), the Lumina	the investment companies served by The Vanguard
Emerson U. Fullwood	Foundation for Education, and Oxfam America;	Group; Assistant Controller of each of the investment
Born 1948. Trustee Since January 2008. Principal	Chairman of the Advisory Council for the College of	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Executive	Arts and Letters and Member of the Advisory Board to
Chief Staff and Marketing Officer for North America	the Kellogg Institute for International Studies at the	Thomas J. Higgins
and Corporate Vice President (retired 2008) of Xerox	University of Notre Dame.	Born 1957. Chief Financial Officer Since September
Corporation (document management products and		2008. Principal Occupation(s) During the Past Five
services); Executive in Residence and 2010	Mark Loughridge	Years: Principal of The Vanguard Group, Inc.; Chief
Distinguished Minett Professor at the Rochester	Born 1953. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Senior Vice	served by The Vanguard Group; Treasurer of each of
(multi-industry manufacturing), the United Way of	President and Chief Financial Officer at IBM (information	the investment companies served by The Vanguard
Rochester, Amerigroup Corporation (managed health	technology services); Fiduciary Member of IBM’s	Group (1998–2008).
care), the University of Rochester Medical Center,	Retirement Plan Committee.
Monroe Community College Foundation, and North		Kathryn J. Hyatt
Carolina A&T University.	Scott C. Malpass	Born 1955. Treasurer Since November 2008. Principal
	Born 1962. Trustee Since March 2012. Principal	Occupation(s) During the Past Five Years: Principal of
Rajiv L. Gupta	Occupation(s) During the Past Five Years: Chief	The Vanguard Group, Inc.; Treasurer of each of the
Born 1945. Trustee Since December 2001.[2]	Investment Officer and Vice President at the University	investment companies served by The Vanguard
Principal Occupation(s) During the Past Five Years:	of Notre Dame; Assistant Professor of Finance at the	Group; Assistant Treasurer of each of the investment
Chairman and Chief Executive Officer (retired 2009)	Mendoza College of Business at Notre Dame; Member	companies served by The Vanguard Group (1988–2008).
and President (2006–2008) of Rohm and Haas Co.	of the Notre Dame 403(b) Investment Committee;
(chemicals); Director of Tyco International, Ltd.	Director of TIFF Advisory Services, Inc. (investment	Heidi Stam
(diversified manufacturing and services), Hewlett-	advisor); Member of the Investment Advisory	Born 1956. Secretary Since July 2005. Principal
Packard Co. (electronic computer manufacturing),	Committees of the Financial Industry Regulatory	Occupation(s) During the Past Five Years: Managing
and Delphi Automotive LLP (automotive components);	Authority (FINRA) and of Major League Baseball.	Director of The Vanguard Group, Inc.; General Counsel
Senior Advisor at New Mountain Capital; Trustee of	André F. Perold	of The Vanguard Group; Secretary of The Vanguard
The Conference Board.	Born 1952. Trustee Since December 2004. Principal	Group and of each of the investment companies
	Occupation(s) During the Past Five Years: George	served by The Vanguard Group; Director and Senior
Amy Gutmann	Gund Professor of Finance and Banking at the Harvard	Vice President of Vanguard Marketing Corporation.
Born 1949. Trustee Since June 2006. Principal	Business School (retired 2011); Chief Investment
Occupation(s) During the Past Five Years: President	Officer and Managing Partner of HighVista Strategies
of the University of Pennsylvania; Christopher H.	LLC (private investment firm); Director of Rand	Vanguard Senior ManagementTeam
Browne Distinguished Professor of Political Science	Merchant Bank; Overseer of the Museum of Fine
in the School of Arts and Sciences with secondary	Arts Boston.	Mortimer J. Buckley	Chris D. McIsaac
appointments at the Annenberg School for		Kathleen C. Gubanich	Michael S. Miller
Communication and the Graduate School of Education	Alfred M. Rankin, Jr.	Paul A. Heller	James M. Norris
of the University of Pennsylvania; Member of the	Born 1941. Trustee Since January 1993. Principal	Martha G. King	Glenn W. Reed
National Commission on the Humanities and Social	Occupation(s) During the Past Five Years: Chairman,
Sciences; Trustee of Carnegie Corporation of New	President, and Chief Executive Officer of NACCO
York and of the National Constitution Center; Chair	Industries, Inc. (housewares/lignite) and of Hyster-Yale	Chairman Emeritus and Senior Advisor
of the U.S. Presidential Commission for the Study	Materials Handling, Inc. (forklift trucks); Director of
of Bioethical Issues.	the National Association of Manufacturers; Chairman	John J. Brennan
	of the Board of University Hospitals of Cleveland;	Chairman, 1996–2009
JoAnn Heffernan Heisen	Advisory Chairman of the Board of The Cleveland	Chief Executive Officer and President, 1996–2008
Born 1950. Trustee Since July 1998. Principal	Museum of Art.
Occupation(s) During the Past Five Years: Corporate		Founder
Vice President and Chief Global Diversity Officer		John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036
guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during

This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the	You can review and copy information about your fund
fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. The prospectus or the Statement of Additional	request in either of two ways: via e-mail addressed to
Information contains a more detailed description of the	publicinfo@sec.gov or via regular mail addressed to the
limited relationship MSCI has with Vanguard and any	Public Reference Section, Securities and Exchange
related funds.	Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832 042013

Semiannual Report | February 28, 2013

Vanguard Extended Duration
Treasury Index Fund

> For the six months ended February 28, 2013, Vanguard Extended Duration Treasury Index Fund returned –9.59%.

> The yields of long-term bonds increased notably during the period, driving bond prices lower and leading to the fund’s negative return.

> The fund’s result was in line with that of its target index, the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	3.18%	1.55%	-11.14%	-9.59%
ETF Shares	3.16
Market Price				-9.57
Net Asset Value				-9.59
Barclays U.S. Treasury STRIPS 20–30 Year Equal
Par Bond Index				-9.40
General U.S. Treasury Funds Average				-2.11
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2012, Through February 28, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$39.55	$33.68	$0.647	$1.490
ETF Shares	131.02	111.60	2.130	4.936

1

Chairman’s Letter

Dear Shareholder,

During the six-month period ended February 28, 2013, the Federal Reserve maintained its effort to stimulate the economy by holding down interest rates. This included heavy purchasing of U.S. Treasury bonds and mortgage-backed securities.

Still, Treasury bond yields began moving up from the historically low levels they had reached last summer. Demand for perceived safe-harbor investments such as Treasury securities slackened through much of the period as investors grew more optimistic that Europe’s financial troubles were stabilizing. Declining demand lowered bond prices and raised yields, an effect that was most pronounced in longer-maturity bonds.

As a consequence, Vanguard Extended Duration Treasury Index Fund had a –9.59% return for both Institutional Shares and ETF Shares (based on net asset value). That was a big contrast from the previous six-month period ended August 31, 2012, when the fund returned about 15%.

Dramatic swings in return are not unusual for long-term bonds—the focus of the fund—because of their long duration, a gauge of their sensitivity to changes in interest rates. Indeed, such swings are consistent with what the fund was designed to do: help pension-fund managers and other investors with long-term liabilities who seek to offset changes in the value of liabilities with similar changes in the value of plan assets.

2

The fund performed in line with its target index, the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, which returned –9.40%. The fund’s peer group had an average return of –2.11%. Keep in mind that the peer group is heavily oriented toward Treasury bond funds with short- to intermediate-term maturities.

Bonds finished flat as yields remained low
The broad U.S. taxable bond market barely squeezed out a gain for the half-year, advancing just 0.15%.

Bond returns were anemic as the yield of the benchmark 10-year U.S. Treasury note climbed during the period; it dropped back a bit in February to finish at about 1.88%, still low by historical standards. (Bond prices and yields move in opposite directions.) Investors, nervous over Italy’s unsettled election results in the period’s final week, were drawn to the perceived safety of Treasury securities.

Although bonds can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Returns on money market funds and savings accounts remained minuscule as the Federal Reserve adhered to its four-year-old policy of keeping short-term interest rates between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended February 28, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.15%	3.12%	5.52%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.01	5.01	6.79
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.34

Stocks
Russell 1000 Index (Large-caps)	9.72%	13.62%	5.21%
Russell 2000 Index (Small-caps)	13.02	14.02	7.35
Russell 3000 Index (Broad U.S. market)	9.97	13.65	5.38
MSCI All Country World Index ex USA (International)	13.06	6.66	-0.87

CPI
Consumer Price Index	0.78%	1.98%	1.86%

3

Stocks overcame concerns en route to substantial gains
Stocks worldwide advanced strongly over the six months, though uncertainty both at home and abroad periodically stalked the markets. International equities eclipsed their U.S. counterparts as stocks from developed and emerging markets rallied amid optimism over central bankers’ policy moves.

Despite political and fiscal challenges, international stocks returned about 13%. Rising Japanese stocks helped drive the Pacific region’s robust returns as Japan’s newly elected prime minister, Shinzo Abe, advocated aggressive monetary easing to boost his nation’s economy and preempt deflation.

European stocks benefited from the European Central Bank’s commitment to preserve the euro, climbing about 13%. Debt-crisis concerns reignited in the period’s final week, though, when Italy’s national elections ended in a political impasse amid voters’ anti-austerity message.

U.S. markets rose nearly 10% as solid corporate earnings and the Federal Reserve’s stimulus program helped boost returns. But the impending enactment of extensive, automatic federal spending cuts (known as the sequester) stoked investors’ anxiety as the six-month period wound down.

Expense Ratios

	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.10%	0.12%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2013, the annualized expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

4

Investors were focused on the Fed’s next move
As I mentioned, the fund’s long duration makes it highly sensitive to changes in interest rates. During the fiscal half-year, the outlook for interest rates was a top concern for investors, who focused in particular on what the Federal Reserve might do next. The central bank exercises enormous influence over interest rates; it sets short-term rates in the United States, and its actions also shape longer-term ones. As a result, investors are quick to respond to Fed actions and even to shifting expectations about those actions.

Investors dissected minutes of the Fed’s meetings for indications of when it might stop its quantitative easing, or QE—its purchasing of hundreds of billions of dollars’ worth of bonds and mortgage-backed securities. Since the Fed began its series of QE programs in late 2008, its securities purchases have driven down the yields of long-term Treasury bonds, boosting bond prices and the returns of the Extended Duration Treasury Index Fund.

Concerns that the Fed might halt its QE efforts in the near term seemed to contribute to higher bond yields during the period. From August 31 to February 28, the yield of the 30-year Treasury bond rose from 2.68% to 3.09%.

For the half-year, long-term Treasury yields peaked around mid-February, before Fed Chairman Ben S. Bernanke and other high-ranking Fed officials offered assurances that the central bank had no plans to abruptly halt its securities purchases. Vanguard economists expect quantitative easing to continue in 2013 as the Fed persists in trying to stimulate growth. (You can read more in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Higher yields led to a sharp drop in bond prices. The fund‘s capital return, reflecting the prices of its holdings, was –11.14%. That result was only slightly offset by an income return of 1.55%.

As of February 28, the fund’s Institutional Shares had an SEC yield of 3.18%, compared with 2.74% six months before and 3.19% a year ago.

Ups and downs should be seen in the context of the fund’s goal
Volatility has been a hallmark of the Extended Duration Treasury Index Fund since its inception on November 28, 2007. Rather than cause for concern, these swings reflect the purpose of the fund. As I noted, it was created for investors such as pension fund managers who need to control the interest rate risk associated with their long-term liabilities.

5

The fund’s high sensitivity to movements in interest rates can help managers of defined benefit pension plans match changes in the value of a plan’s long-term liabilities with changes in asset values—a so-called liability-driven investment strategy. Both a pension plan’s assets and its liabilities are highly sensitive to changes in interest rates.

The Extended Duration Treasury Index Fund can play a valuable role in a liability-driven strategy, offering managers a low-cost portfolio of high-quality assets to help manage a plan’s long-term obligations.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2013

6

Extended Duration Treasury Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VEDTX	EDV
Expense Ratio[1]	0.10%	0.12%
30-Day SEC Yield	3.18%	3.16%

Financial Attributes
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index
Number of Bonds	54	61
Yield to Maturity
(before expenses)	3.2%	3.2%
Average Coupon	0.0%	0.0%
Average Duration	26.0 years	27.4 years
Average Effective
Maturity	24.0 years	25.3 years
Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency		100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	1.00
Beta	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
10 - 20 Years	12.9%
20 - 30 Years	87.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 28, 2013
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-9.59	-9.40
Note: For 2013, performance data reflect the six months ended February 28, 2013.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Shares	11/28/2007	3.25%	11.81%	4.10%	7.20%	11.30%
Fee-Adjusted Returns		2.73	11.70			11.19
ETF Shares	12/6/2007
Market Price		2.65	11.71			11.66
Net Asset Value		3.18	11.78			11.74

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.1%)
U.S. Government Securities (100.1%)
United States Treasury Strip Coupon	0.000%	5/15/33	21,140	11,332
United States Treasury Strip Coupon	0.000%	8/15/33	21,025	11,158
United States Treasury Strip Coupon	0.000%	11/15/33	23,040	12,094
United States Treasury Strip Coupon	0.000%	2/15/34	23,135	12,034
United States Treasury Strip Coupon	0.000%	5/15/34	21,660	11,160
United States Treasury Strip Coupon	0.000%	8/15/34	20,760	10,584
United States Treasury Strip Coupon	0.000%	11/15/34	21,270	10,735
United States Treasury Strip Coupon	0.000%	2/15/35	23,695	11,844
United States Treasury Strip Coupon	0.000%	5/15/35	20,820	10,316
United States Treasury Strip Coupon	0.000%	8/15/35	21,120	10,360
United States Treasury Strip Coupon	0.000%	11/15/35	21,845	10,620
United States Treasury Strip Coupon	0.000%	2/15/36	21,725	10,482
United States Treasury Strip Coupon	0.000%	5/15/36	18,875	9,016
United States Treasury Strip Coupon	0.000%	8/15/36	21,700	10,257
United States Treasury Strip Coupon	0.000%	11/15/36	21,645	10,134
United States Treasury Strip Coupon	0.000%	2/15/37	18,200	8,453
United States Treasury Strip Coupon	0.000%	5/15/37	20,650	9,494
United States Treasury Strip Coupon	0.000%	8/15/37	19,940	9,074
United States Treasury Strip Coupon	0.000%	11/15/37	20,885	9,416
United States Treasury Strip Coupon	0.000%	2/15/38	18,685	8,341
United States Treasury Strip Coupon	0.000%	5/15/38	21,700	9,602
United States Treasury Strip Coupon	0.000%	8/15/38	21,830	9,557
United States Treasury Strip Coupon	0.000%	11/15/38	21,950	9,526
United States Treasury Strip Coupon	0.000%	2/15/39	21,500	9,248
United States Treasury Strip Coupon	0.000%	5/15/39	22,200	9,468
United States Treasury Strip Coupon	0.000%	8/15/39	21,845	9,236
United States Treasury Strip Coupon	0.000%	11/15/39	19,550	8,183
United States Treasury Strip Coupon	0.000%	2/15/40	20,750	8,584
United States Treasury Strip Coupon	0.000%	5/15/40	19,145	7,854
United States Treasury Strip Coupon	0.000%	8/15/40	21,150	8,581
United States Treasury Strip Coupon	0.000%	11/15/40	23,915	9,607
United States Treasury Strip Coupon	0.000%	2/15/41	25,850	10,296
United States Treasury Strip Coupon	0.000%	5/15/41	23,500	9,257
United States Treasury Strip Coupon	0.000%	8/15/41	29,500	11,484
United States Treasury Strip Coupon	0.000%	11/15/41	24,200	9,343
United States Treasury Strip Coupon	0.000%	2/15/42	22,890	8,725

9

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	5/15/42	13,415	5,064
United States Treasury Strip Coupon	0.000%	2/15/43	50	18
United States Treasury Strip Principal	0.000%	2/15/36	21,985	10,749
United States Treasury Strip Principal	0.000%	2/15/37	18,850	8,843
United States Treasury Strip Principal	0.000%	5/15/37	18,155	8,431
United States Treasury Strip Principal	0.000%	2/15/38	19,600	8,834
United States Treasury Strip Principal	0.000%	5/15/38	19,845	8,859
United States Treasury Strip Principal	0.000%	2/15/39	21,905	9,495
United States Treasury Strip Principal	0.000%	5/15/39	20,235	8,696
United States Treasury Strip Principal	0.000%	8/15/39	21,575	9,198
United States Treasury Strip Principal	0.000%	11/15/39	19,850	8,363
United States Treasury Strip Principal	0.000%	2/15/40	20,175	8,423
United States Treasury Strip Principal	0.000%	5/15/40	18,800	7,761
United States Treasury Strip Principal	0.000%	8/15/40	20,430	8,338
United States Treasury Strip Principal	0.000%	11/15/40	23,505	9,501
United States Treasury Strip Principal	0.000%	2/15/41	27,085	10,851
United States Treasury Strip Principal	0.000%	5/15/41	30,455	12,061
United States Treasury Strip Principal	0.000%	8/15/41	31,220	12,210
United States Treasury Strip Principal	0.000%	11/15/41	38,205	14,769
United States Treasury Strip Principal	0.000%	2/15/42	37,025	14,148
United States Treasury Strip Principal	0.000%	5/15/42	39,785	15,041
United States Treasury Strip Principal	0.000%	8/15/42	38,460	14,386
United States Treasury Strip Principal	0.000%	11/15/42	21,100	7,817
United States Treasury Strip Principal	0.000%	2/15/43	6,050	2,217
Total U.S. Government and Agency Obligations (Cost $485,958)				579,528

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $139)	0.143%		138,694	139
Total Investments (100.1%) (Cost $486,097)				579,667
Other Assets and Liabilities (-0.1%)
Other Assets				16,637
Liabilities				(17,368)
				(731)
Net Assets (100%)				578,936

10

Extended Duration Treasury Index Fund

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	464,115
Undistributed Net Investment Income	2,604
Accumulated Net Realized Gains	18,647
Unrealized Appreciation (Depreciation)	93,570
Net Assets	578,936

Institutional Shares—Net Assets
Applicable to 12,217,441 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	411,540
Net Asset Value Per Share—Institutional Shares	$33.68

ETF Shares—Net Assets
Applicable to 1,500,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	167,396
Net Asset Value Per Share—ETF Shares	$111.60

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2013
($000)
Investment Income
Income
Interest	10,212
Total Income	10,212
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—Institutional Shares	160
Management and Administrative—ETF Shares	62
Marketing and Distribution—Institutional Shares	68
Marketing and Distribution—ETF Shares	26
Custodian Fees	3
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	8
Total Expenses	346
Net Investment Income	9,866
Realized Net Gain (Loss) on Investment Securities Sold	27,644
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(104,552)
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,042)

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,866	20,709
Realized Net Gain (Loss)	27,644	64,175
Change in Unrealized Appreciation (Depreciation)	(104,552)	124,196
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,042)	209,080
Distributions
Net Investment Income
Institutional Shares	(8,350)	(15,180)
ETF Shares	(3,029)	(5,340)
Realized Capital Gain[1]
Institutional Shares	(17,505)	(10,632)
ETF Shares	(6,910)	(4,033)
Total Distributions	(35,794)	(35,185)
Capital Share Transactions
Institutional Shares	(100,765)	41,905
ETF Shares	(6,595)	44,042
Net Increase (Decrease) from Capital Share Transactions	(107,360)	85,947
Total Increase (Decrease)	(210,196)	259,842
Net Assets
Beginning of Period	789,132	529,290
End of Period[2]	578,936	789,132

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $7,603,000 and $7,473,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $2,604,000 and $4,117,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months					Nov. 28,
	Ended					2007[1] to
			Year Ended August 31,
For a Share Outstanding	February 28,					Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$39.55	$30.19	$31.18	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	.592	1.084	1.127[2]	1.173[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	(4.325)	10.162	(.948)	3.796	1.221	(.928)
Total from Investment Operations	(3.733)	11.246	.179	4.969	2.494	.095
Distributions
Dividends from Net Investment Income	(.647)	(1.101)	(1.101)	(1.134)	(1.324)	(.575)
Distributions from Realized Capital Gains	(1.490)	(.785)	(.068)	(3.345)	—	—
Total Distributions	(2.137)	(1.886)	(1.169)	(4.479)	(1.324)	(.575)
Net Asset Value, End of Period	$33.68	$39.55	$30.19	$31.18	$30.69	$29.52

Total Return[4]	-9.59%	37.92%	1.33%	20.84%	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$412	$586	$409	$286	$151	$258
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.11%	0.11%[5]
Ratio of Net Investment Income to
Average Net Assets	3.00%	3.08%	4.42%	4.41%	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	24%	47%	22%	24%	39%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.01, $0.05, $0.02, $0.00, $0.01, and $0.03.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months					Dec. 6,
	Ended					2007[1] to
			Year Ended August 31,
For a Share Outstanding	February 28,					Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$131.02	$100.09	$103.39	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	1.953	3.566	3.723[2]	3.921[2]	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	(14.307)	33.594	(3.168)	12.419	3.880	(.983)
Total from Investment Operations	(12.354)	37.160	.555	16.340	8.197	2.183
Distributions
Dividends from Net Investment Income	(2.130)	(3.628)	(3.630)	(3.752)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(4.936)	(2.602)	(.225)	(11.108)	—	—
Total Distributions	(7.066)	(6.230)	(3.855)	(14.860)	(4.397)	(1.853)
Net Asset Value, End of Period	$111.60	$131.02	$100.09	$103.39	$101.91	$98.11

Total Return	-9.59%	37.90%	1.33%	20.80%	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$167	$203	$120	$176	$46	$5
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.14%	0.14%[4]
Ratio of Net Investment Income to
Average Net Assets	2.98%	3.06%	4.40%	4.39%	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	24%	47%	22%	24%	39%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.04, $0.18, $0.07, $0.01, $0.02 and $0.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Plus Shares through February 28, 2013. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $74,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	579,528	—
Temporary Cash Investments	139	—	—
Total	139	579,528	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 28, 2013, the fund realized $8,421,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At February 28, 2013, the cost of investment securities for tax purposes was $486,097,000.

Net unrealized appreciation of investment securities for tax purposes was $93,570,000, consisting of unrealized gains of $101,868,000 on securities that had risen in value since their purchase and $8,298,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2013, the fund purchased $103,393,000 of investment securities and sold $246,582,000 of investment securities, other than temporary cash investments. Purchases and sales include $23,893,000 and $30,537,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

17

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	65,310	1,765	230,424	6,632
Issued in Lieu of Cash Distributions	24,803	710	24,832	684
Redeemed	(190,878)	(5,076)	(213,351)	(6,052)
Net Increase (Decrease) —Institutional Shares	(100,765)	(2,601)	41,905	1,264
ETF Shares
Issued[1]	23,969	200	127,445	1,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(30,564)	(250)	(83,403)	(700)
Net Increase (Decrease) —ETF Shares	(6,595)	(50)	44,042	350
1 Includes purchase fees for fiscal 2013 and 2012 of $209,000 and $1,072,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended February 28, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2012	2/28/2013	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$904.06	$0.47
ETF Shares	1,000.00	904.07	0.57
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.30	$0.50
ETF Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for Institutional Shares and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

21

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director	John C. Bogle
of SPX Corporation (multi-industry manufacturing);	Chairman and Chief Executive Officer, 1974–1996
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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the fund’s current prospectus.	with respect to the Barclays Index and any data
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You can obtain a free copy of Vanguard’s proxy voting	determined, composed, and calculated by Barclays
guidelines by visiting vanguard.com/proxyreporting or by	without regard to Vanguard or Vanguard Extended
calling Vanguard at 800-662-2739. The guidelines are	Duration Treasury ETF. Barclays is not responsible for,
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voted the proxies for securities it owned during the 12	Duration Treasury ETF to be issued.
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You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042013

Semiannual Report | February 28, 2013

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> For the six-month period ended February 28, 2013, the returns of the three Vanguard Mega Cap Index Funds ranged from about 5% for the Growth Fund to more than 11% for the Value Fund.

> Each of the funds closely tracked its benchmark index.

> The financial and health care sectors contributed most to the results of the Value Fund and the Index Fund; the Growth Fund lagged because of weakness in the information technology sector.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap Index Fund.	9
Mega Cap 300 Growth Index Fund.	23
Mega Cap 300 Value Index Fund.	37
About Your Fund’s Expenses.	50
Glossary.	52

Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended February 28, 2013
Total
Returns
Vanguard Mega Cap Index Fund
Institutional Shares	8.43%
ETF Shares
Market Price	8.30
Net Asset Value	8.41
Spliced Mega Cap Index	8.46
Large-Cap Core Funds Average	9.24
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	5.14%
ETF Shares
Market Price	5.12
Net Asset Value	5.13
MSCI US Large Cap Growth Index	5.17
Large-Cap Growth Funds Average	6.62
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	11.62%
ETF Shares
Market Price	11.57
Net Asset Value	11.62
MSCI US Large Cap Value Index	11.66
Large-Cap Value Funds Average	11.18
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The three Vanguard Mega Cap Index Funds produced solid returns for the six months ended February 28, 2013.

Buoyed by strength in the financial sector, the Mega Cap 300 Value Index Fund performed best, with a return of more than 11%. The Mega Cap 300 Growth Index Fund returned about 5%, and the Mega Cap Index Fund, which combines the growth and value market segments, returned about 8%.

All three funds closely tracked their target indexes for the year. Only the Value Fund surpassed the broad U.S. market’s 9.97% return.

Stocks overcame concerns en route to substantial gains
Stocks worldwide advanced strongly over the six months ended February 28, though uncertainty both at home and abroad periodically stalked the markets. International equities eclipsed their U.S. counterparts as stocks from developed and emerging markets rallied amid optimism over central bankers’ policy moves.

Despite political and fiscal challenges, international stocks returned about 13%. Rising Japanese stocks helped drive the Pacific region’s solid returns as Japan’s newly elected prime minister, Shinzo Abe, advocated aggressive monetary easing to boost his nation’s economy and preempt deflation.

2

European stocks benefited from the European Central Bank’s commitment to preserve the euro, climbing about 13%. Debt-crisis concerns reignited in the period’s final week, though, when Italy’s national elections ended in a political impasse over austerity measures.

U.S. markets rose nearly 10% as solid corporate earnings and the Federal Reserve’s stimulus program helped boost returns. But the impending enactment of extensive, automatic federal spending cuts (known as the sequester) stoked investors’ anxiety as the six-month period wound down.

Bonds finished flat as yields remained low
The broad U.S. taxable bond market barely squeezed out a gain for the half-year, advancing just 0.15%.

Bond returns were anemic as the yield of the benchmark 10-year U.S. Treasury note climbed during the period; it dropped back a bit in February to finish at about 1.88%, still low by historical standards. (Bond prices and yields move in opposite directions.) Investors, nervous over Italy’s unsettled election results in the period’s final week, were drawn to the perceived safety of Treasury securities.

Market Barometer

			Total Returns
		Periods Ended February 28, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.72%	13.62%	5.21%
Russell 2000 Index (Small-caps)	13.02	14.02	7.35
Russell 3000 Index (Broad U.S. market)	9.97	13.65	5.38
MSCI All Country World Index ex USA (International)	13.06	6.66	-0.87

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.15%	3.12%	5.52%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.01	5.01	6.79
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.34

CPI
Consumer Price Index	0.78%	1.98%	1.86%

3

Although bonds can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Returns on money market funds and savings accounts remained minuscule as the Federal Reserve adhered to its four-year-old policy of keeping short-term interest rates between 0% and 0.25%.

Among mega-cap stocks, value outshone growth
U.S. large-cap stocks advanced in early 2013 along with most global stocks. However, investors were especially drawn to smaller, often riskier stocks than the blue chips contained in the Mega Cap Index Funds. Small-cap stocks out-paced both large caps and the broader U.S. stock market during the past six months.

Large-cap growth stocks lagged the rally by the widest margin. Mega Cap 300 Growth Index Fund’s holdings in information technology, which represented about one-third of its assets on average, hurt its result the most. Intense competition has cut into the profitability of some of the leading companies in the industry, where smartphones and tablets have powered growth in the past few years.

This weakness dragged down performance despite the fund’s moderate gains in the consumer discretionary, health care, and industrial sectors.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.08%	0.12%	1.15%
Mega Cap 300 Growth Index Fund	0.09	0.12	1.28
Mega Cap 300 Value Index Fund	0.08	0.12	1.19

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2013, the annualized expense ratios were: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap 300 Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap 300 Value Index Fund, Large-Cap Value Funds.

4

The Mega Cap 300 Value Index Fund was shielded from the plunge in the tech sector. Its index held fewer tech stocks, with more representation in classic value sectors such as financials. The fund also attracted investors focused on dividend income in a low-yield environment.

Financials, the fund’s largest sector-holding, contributed most to its return. Stocks of many of the nation’s largest banks produced double-digit gains thanks to a surge in demand for mortgage refinancing. Health care stocks also produced strong results as some of the biggest pharmaceutical companies benefited from sales and acquisitions. Energy stocks, which struggled a bit last year, stood out as oil and gas companies turned in solid earnings from refining and marketing their products.

The Mega Cap Index Fund, which includes both growth and value stocks, turned in results that lay in between those of the other two funds. Similar to the Growth Fund, it suffered from its heavy allocation to the tech sector. However, it benefited from some of its losses with impressive gains in the financial and health care sectors. The industrial sector also helped, with strong results from conglomerates and aerospace and defense companies.

Funds will seek to track new benchmark indexes
I noted in last year’s annual report that the three funds in this letter would adopt new target benchmarks as part of a broader transition affecting 22 of our index funds. This transition, which we plan to complete by the middle of 2013, is expected to produce significant long-term savings for Vanguard clients. As of January 31, we had already completed the transition for the Mega Cap 300 Index Fund. That fund also changed its name to Vanguard Mega Cap Index Fund.

The new benchmarks are supplied by the University of Chicago’s Center for Research in Security Prices (CRSP). CRSP is one of 11 research centers at the University of Chicago Booth School of Business. In 1960, the research organization pioneered the development of U.S. stock market data that are widely used in academic and investment research today.

In saving for your future, right now is always the right time
February 25 to March 2 was “America Saves Week,” an annual event aimed at encouraging people to set aside more for the future. I know a week devoted to promoting saving isn’t going to generate a lot of popular excitement or headlines. But it is, without a doubt, a worthy cause.

My view is that you should save more than you think you’ll need, particularly where retirement is concerned. How much? The right answer is different for everyone. The Vanguard Center for Retirement Research advises that a good target range is between 12% and 15% of your take-home pay, including any match from a workplace retirement plan. If you can’t afford to save that much today, start where you can and increase your savings as your circumstances allow.

5

If you do take steps to increase your savings now—before another America Saves Week comes and goes—you’ll thank yourself later. A Vanguard study called Penny Saved, Penny Earned (available at vanguard.com/research) examined the different levers we employ to achieve financial security. Our researchers found that retirement investors looking to improve the odds of reaching their goals are likely to do better by saving more over longer periods than by relying on the possibility of higher portfolio returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 13, 2013

6

Investment insight
Different providers, but new and old benchmarks have much in common
On January 31, 2013, the Mega Cap Index Fund began tracking a new target benchmark index, the CRSP US Mega Cap Index. (The fund’s growth and value counterparts will adopt new benchmarks later this year as part of a broader transition that’s discussed in the Chairman’s Letter.)

The new index provider, the University of Chicago’s Center for Research in Security
Prices (CRSP), and the previous index provider, MSCI, take different approaches to creating indexes. For example, the CRSP US Mega Cap Index includes the top 70%
of U.S. stocks based on market capitalization, while the previous index used a target number of stocks, about 300 of the biggest by market cap. Still, the end result is essentially the same: Both indexes track the performance of the very largest
U.S. stocks.

As you can see in the comparison below of various industry sector weightings, the composition of the two indexes is very similar. And, as we have noted before, the investment goals, objectives, and policies of the Mega Cap Index Fund remain unchanged.

Comparison of indexes for Vanguard Mega Cap Index Fund

Former index
CRSP US Mega Cap Index

Sources: MSCI and CRSP as of February 28, 2013.
The fund seeks to track the CRSP US Mega Cap Index as of January 31, 2013.
The financial characteristics shown above are the result of each index provider’s individual indexing methodology and can be expected to vary over time.
Past performance is not a guarantee of future returns. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

7

Your Fund’s Performance at a Glance
August 31, 2012, Through February 28, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap Index Fund
Institutional Shares	$95.66	$102.32	$1.337	$0.000
ETF Shares	48.52	51.90	0.669	0.000
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	$110.67	$115.54	$0.788	$0.000
ETF Shares	55.92	58.17	0.597	0.000
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	$82.90	$91.13	$1.312	$0.000
ETF Shares	41.80	45.96	0.652	0.000

8

Mega Cap Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.08%	0.12%
30-Day SEC Yield	2.21%	2.17%

Portfolio Characteristics
			DJ U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Number of Stocks	286	286	3,593
Median Market Cap	$71.1B	$71.1B	$38.3B
Price/Earnings Ratio	16.0x	16.1x	17.4x
Price/Book Ratio	2.3x	2.3x	2.2x
Return on Equity	18.8%	18.8%	16.7%
Earnings Growth Rate	9.7%	9.6%	9.3%
Dividend Yield	2.3%	2.3%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	13%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Consumer Discretionary	10.1%	10.1%	12.2%
Consumer Staples	11.4	11.4	9.5
Energy	11.8	11.8	10.3
Financials	16.2	16.2	17.2
Health Care	12.4	12.4	12.0
Industrials	10.1	10.1	11.2
Information Technology	18.9	18.9	17.6
Materials	3.0	3.0	3.9
Telecommunication
Services	3.2	3.2	2.6
Utilities	2.9	2.9	3.5

Volatility Measures
		DJ U.S.
		Total
	Spliced	Market
	Mega Cap	FA
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.5%
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
General Electric Co.	Industrial
	Conglomerates	2.0
Chevron Corp.	Integrated Oil & Gas	1.9
International Business	IT Consulting &
Machines Corp.	Other Services	1.9
Google Inc. Class A	Internet Software &
	Services	1.8
Johnson & Johnson	Pharmaceuticals	1.8
Microsoft Corp.	Systems Software	1.8
Procter & Gamble Co.	Household Products	1.7
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
Top Ten		21.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

9

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2013

Mega Cap Index Fund ETF Shares Net Asset Value
Spliced Mega Cap Index

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended February 28, 2013.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	2/22/2008	16.13%	—	3.37%
ETF Shares	12/17/2007
Market Price		16.06	1.61	1.93
Net Asset Value		16.11	1.63	1.93

See Financial Highlights for dividend and capital gains information.

10

Mega Cap Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (10.1%)
	Home Depot Inc.	100,249	6,867
	McDonald’s Corp.	67,364	6,460
*	Amazon.com Inc.	24,283	6,417
	Walt Disney Co.	106,932	5,837
	Comcast Corp. Class A	138,684	5,518
	News Corp. Class A	117,901	3,396
	Time Warner Inc.	63,502	3,376
	Ford Motor Co.	250,761	3,162
	Lowe’s Cos. Inc.	75,407	2,877
	Target Corp.	43,713	2,752
	NIKE Inc. Class B	48,431	2,638
	Starbucks Corp.	47,405	2,599
*	priceline.com Inc.	3,344	2,299
	TJX Cos. Inc.	48,955	2,201
	Yum! Brands Inc.	30,301	1,984
*	DIRECTV	38,438	1,852
	ViacomInc. Class B	30,874	1,805
	Time Warner Cable Inc.	20,222	1,747
	CBSCorp. Class B	39,631	1,720
	Comcast Corp.	38,754	1,485
	Johnson Controls Inc.	45,721	1,439
*	General Motors Co.	47,129	1,280
	Las Vegas Sands Corp.	24,793	1,277
	OmnicomGroup Inc.	17,675	1,017
	VF Corp.	5,932	957
	Carnival Corp.	25,849	925
	Coach Inc.	18,969	917
*	AutoZone Inc.	2,321	882
*	Bed Bath & Beyond Inc.	14,571	827
	Starwood Hotels & Resorts
	Worldwide Inc.	13,181	795
	Gap Inc.	22,577	743
*	Liberty Media Corp.	6,704	724
*	Liberty Interactive Corp.
	Class A	34,571	722
	Kohl’s Corp.	13,911	641

			Market
			Value
		Shares	($000)
	Wynn Resorts Ltd.	5,453	637
	News Corp. Class B	15,124	442
*	Dollar General Corp.	8,800	408
	CBSCorp. Class A	565	24
*	ViacomInc. Class A	16	1
			81,650
Consumer Staples (11.4%)
	Procter & Gamble Co.	183,281	13,962
	Coca-Cola Co.	300,558	11,638
	Philip Morris
	International Inc.	111,964	10,273
	Wal-Mart Stores Inc.	112,087	7,933
	PepsiCo Inc.	103,673	7,855
	Altria Group Inc.	135,701	4,553
	CVS Caremark Corp.	83,579	4,273
	Colgate-Palmolive Co.	31,728	3,631
	Mondelez International Inc.
	Class A	119,082	3,293
	Costco Wholesale Corp.	29,004	2,938
	Kimberly-ClarkCorp.	26,196	2,470
	Walgreen Co.	56,955	2,332
	General Mills Inc.	43,332	2,004
	Kraft Foods Group Inc.	39,630	1,921
	HJ Heinz Co.	21,517	1,558
	Archer-Daniels-Midland Co.	44,100	1,405
	Sysco Corp.	39,286	1,263
	Kellogg Co.	19,207	1,162
	Mead Johnson Nutrition Co.	13,651	1,023
	Estee Lauder Cos. Inc.
	Class A	15,873	1,017
	Whole Foods Market Inc.	11,833	1,013
	Lorillard Inc.	25,998	1,002
	Reynolds American Inc.	22,415	979
	Kroger Co.	32,672	954
	Campbell Soup Co.	13,707	564
	Brown-Forman Corp. Class B	6,583	432
			91,448

11

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
Energy (11.8%)
	Exxon Mobil Corp.	305,677	27,373
	Chevron Corp.	131,207	15,371
	Schlumberger Ltd.	89,004	6,929
	ConocoPhillips	81,423	4,718
	Occidental Petroleum Corp.	54,360	4,475
	Anadarko Petroleum Corp.	33,519	2,667
	Phillips 66	41,914	2,639
	Halliburton Co.	62,244	2,584
	EOG Resources Inc.	18,203	2,288
	Apache Corp.	26,268	1,951
	National Oilwell Varco Inc.	28,623	1,950
	Marathon Petroleum Corp.	22,775	1,888
	Valero Energy Corp.	37,048	1,689
	Marathon Oil Corp.	47,403	1,588
	Williams Cos. Inc.	45,091	1,565
	Hess Corp.	21,723	1,445
	Devon Energy Corp.	25,722	1,396
	Baker Hughes Inc.	29,454	1,320
	Noble Energy Inc.	11,894	1,318
	Spectra Energy Corp.	43,729	1,270
	Pioneer Natural
	Resources Co.	8,935	1,124
	KinderMorgan Inc.	29,638	1,099
*	Cameron International Corp.	16,478	1,050
	Ensco plc Class A	15,546	935
*	FMC Technologies Inc.	15,904	826
	Chesapeake Energy Corp.	39,975	806
*	Southwestern Energy Co.	23,464	804
	Murphy Oil Corp.	12,425	756
	Noble Corp.	17,023	610
*	Weatherford
	International Ltd.	25,494	303
*	Continental Resources Inc.	2,486	219
			94,956
Financials (16.2%)
	JPMorgan Chase & Co.	254,739	12,462
	Wells Fargo & Co.	352,948	12,381
*	Berkshire Hathaway Inc.
	Class B	120,274	12,287
	CitigroupInc.	203,091	8,524
	Bank of America Corp.	722,267	8,111
	American Express Co.	75,035	4,663
	Goldman Sachs Group Inc.	29,908	4,479
	US Bancorp	126,072	4,284
*	American International
	Group Inc.	98,936	3,761
	SimonProperty Group Inc.	20,776	3,300
	Morgan Stanley	119,143	2,687
	PNC Financial Services
	Group Inc.	35,419	2,210
	Bank of New York
	Mellon Corp.	78,369	2,127
	MetLife Inc.	58,391	2,069
	American Tower Corporation	26,522	2,058

			Market
			Value
		Shares	($000)
	Travelers Cos. Inc.	25,586	2,058
	BlackRock Inc.	8,529	2,045
	Capital One Financial Corp.	38,928	1,986
	ACE Ltd.	22,730	1,941
	State Street Corp.	31,172	1,764
	Prudential Financial Inc.	30,922	1,718
	Aflac Inc.	31,404	1,569
	Allstate Corp.	32,263	1,485
	HCP Inc.	30,312	1,482
	Chubb Corp.	17,522	1,472
	BB&T Corp.	46,797	1,421
	Ventas Inc.	19,820	1,403
	Public Storage	9,228	1,395
	Marsh & McLennan
	Cos. Inc.	36,462	1,354
	Franklin Resources Inc.	9,318	1,316
	Aon plc	21,345	1,304
	DiscoverFinancial Services	33,776	1,301
	CME Group Inc.	21,243	1,271
	Charles Schwab Corp.	72,495	1,177
	T. Rowe Price Group Inc.	16,242	1,156
	EquityResidential	20,483	1,127
	Weyerhaeuser Co.	36,265	1,067
	Boston Properties Inc.	10,153	1,055
	Annaly Capital
	Management Inc.	65,244	1,011
	SunTrust Banks Inc.	36,100	996
	FifthThird Bancorp	60,242	954
	Ameriprise Financial Inc.	13,836	950
	Loews Corp.	21,073	908
	Vornado Realty Trust	11,306	907
	Progressive Corp.	36,414	887
	McGraw-Hill Cos. Inc.	18,566	864
	Northern Trust Corp.	15,289	813
	Host Hotels & Resorts Inc.	48,460	808
	Invesco Ltd.	29,828	799
	General Growth
	Properties Inc.	34,669	664
	TD Ameritrade Holding Corp.	14,677	279
*	Berkshire Hathaway Inc.
	Class A	1	153
			130,263
Health Care (12.4%)
	Johnson & Johnson	185,722	14,135
	Pfizer Inc.	493,418	13,505
	Merck & Co. Inc.	203,756	8,707
	Amgen Inc.	51,439	4,702
*	GileadSciences Inc.	101,596	4,339
	Bristol-Myers Squibb Co.	110,690	4,092
	AbbVie Inc.	105,952	3,912
	Eli Lilly & Co.	70,022	3,827
	UnitedHealth Group Inc.	68,544	3,664
	Abbott Laboratories	105,952	3,580
*	Express Scripts Holding Co.	54,651	3,110
	Medtronic Inc.	67,855	3,051

12

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
*	Celgene Corp.	28,327	2,923
*	Biogen Idec Inc.	15,907	2,646
	Baxter International Inc.	36,767	2,486
	Allergan Inc.	20,606	2,234
	Covidien plc	31,749	2,018
	Thermo Fisher Scientific Inc.	24,111	1,779
	McKesson Corp.	15,823	1,679
*	Intuitive Surgical Inc.	2,667	1,360
	WellPoint Inc.	20,291	1,262
	Stryker Corp.	19,068	1,218
	Becton Dickinson and Co.	13,176	1,160
*	Alexion Pharmaceuticals Inc.	13,073	1,134
	CignaCorp.	19,170	1,121
	Aetna Inc.	22,385	1,056
	Cardinal Health Inc.	22,736	1,051
	Agilent Technologies Inc.	23,366	969
	ZimmerHoldings Inc.	11,692	876
	St. Jude Medical Inc.	20,679	848
	Humana Inc.	10,602	724
	HCA Holdings Inc.	17,857	662
			99,830
Industrials (10.1%)
	General Electric Co.	703,011	16,324
	United Technologies Corp.	61,447	5,564
	3M Co.	46,393	4,825
	Union Pacific Corp.	31,582	4,330
	Caterpillar Inc.	43,817	4,047
	United Parcel Service Inc.
	Class B	48,502	4,009
	Boeing Co.	50,596	3,891
	Honeywell International Inc.	52,565	3,685
	EmersonElectric Co.	48,595	2,755
	Danaher Corp.	39,467	2,431
	Deere & Co.	26,275	2,308
	FedEx Corp.	20,016	2,110
	Eaton Corp. plc	30,981	1,920
	Lockheed Martin Corp.	21,653	1,905
	Precision Castparts Corp.	9,815	1,831
	Illinois Tool Works Inc.	29,467	1,812
	CSX Corp.	69,222	1,588
	Norfolk Southern Corp.	21,157	1,546
	General Dynamics Corp.	22,471	1,527
	Cummins Inc.	12,707	1,472
	Raytheon Co.	22,069	1,204
	PACCAR Inc.	23,632	1,121
	Waste Management Inc.	29,527	1,102
	Northrop Grumman Corp.	16,466	1,082
	Ingersoll-Rand plc	20,127	1,060
	Tyco International Ltd.	31,136	997
	Parker Hannifin Corp.	10,017	946
	Stanley Black & Decker Inc.	11,298	889
	Dover Corp.	12,059	885
	Rockwell Automation Inc.	9,382	848

			Market
			Value
		Shares	($000)
	CHRobinson Worldwide Inc.	10,843	618
	Republic Services Inc.
	Class A	18,422	579
	Fluor Corp.	5,396	334
			81,545
Information Technology (18.9%)
	Apple Inc.	63,053	27,832
	International Business
	Machines Corp.	75,748	15,212
*	Google Inc. Class A	17,764	14,233
	MicrosoftCorp.	507,866	14,119
	Oracle Corp.	242,221	8,298
	QUALCOMMInc.	114,222	7,496
	CiscoSystems Inc.	355,806	7,419
	Intel Corp.	316,827	6,606
	VisaInc. Class A	35,942	5,702
*	eBayInc.	78,121	4,272
	Mastercard Inc. Class A	7,201	3,729
*	EMC Corp.	141,188	3,249
	Accenture plc Class A	42,879	3,188
	Hewlett-Packard Co.	131,834	2,655
	Texas Instruments Inc.	75,170	2,584
	Automatic Data
	Processing Inc.	32,544	1,997
*	Facebook Inc. Class A	66,204	1,804
*	Cognizant Technology
	Solutions Corp. Class A	20,131	1,545
*	Salesforce.com Inc.	8,553	1,447
*	Yahoo! Inc.	67,203	1,432
	Dell Inc.	98,722	1,377
	Corning Inc.	98,788	1,246
*	Adobe Systems Inc.	31,472	1,237
	Intuit Inc.	18,878	1,217
	Broadcom Corp. Class A	34,284	1,169
	TE Connectivity Ltd.	28,301	1,136
	Motorola Solutions Inc.	17,807	1,108
	Applied Materials Inc.	80,288	1,100
*	Symantec Corp.	46,398	1,088
	Analog Devices Inc.	20,157	911
*	CitrixSystems Inc.	12,502	886
*	NetApp Inc.	23,978	811
	Altera Corp.	21,490	761
	Paychex Inc.	22,017	729
*	Juniper Networks Inc.	32,744	677
	CAInc.	21,545	528
	Activision Blizzard Inc.	29,824	426
	Xerox Corp.	40,533	329
	Western Union Co.	20,052	281
			151,836
Materials (3.0%)
	Monsanto Co.	35,807	3,618
	EI du Pont de Nemours
	& Co.	62,526	2,995
	Dow Chemical Co.	80,469	2,553

13

Mega Cap Index Fund

		Market
		Value
	Shares	($000)
Praxair Inc.	19,902	2,250
Freeport-McMoRan
Copper & Gold Inc.	63,523	2,028
LyondellBasell Industries
NV Class A	26,960	1,580
Ecolab Inc.	17,691	1,354
Newmont Mining Corp.	32,883	1,325
International Paper Co.	29,360	1,292
PPG Industries Inc.	9,555	1,287
Air Products &
Chemicals Inc.	14,268	1,232
Mosaic Co.	18,848	1,103
Nucor Corp.	21,241	957
Alcoa Inc.	71,533	609
		24,183
Telecommunication Services (3.2%)
AT&T Inc.	380,790	13,674
Verizon
Communications Inc.	191,264	8,900
CenturyLink Inc.	41,798	1,449
* Crown Castle
International Corp.	19,674	1,373
* Sprint Nextel Corp.	100,663	584
		25,980
Utilities (2.9%)
Duke Energy Corp.	47,197	3,268
Southern Co.	58,650	2,640
Dominion Resources Inc.	38,440	2,153
NextEra Energy Inc.	28,372	2,039
Exelon Corp.	57,292	1,776
American Electric
Power Co. Inc.	32,469	1,519
PG&E Corp.	28,827	1,229
PPL Corp.	38,912	1,199
Sempra Energy	15,353	1,194
Consolidated Edison Inc.	19,665	1,160
FirstEnergyCorp.	27,988	1,105
Public Service Enterprise
Group Inc.	33,813	1,102
Edison International	21,861	1,050
Xcel Energy Inc.	32,635	937
Entergy Corp.	11,950	744
		23,115
Total Common Stocks
(Cost $671,179)		804,806

Face	Market
Amount	Value
($000)	($000)
Temporary Cash Investment (0.0%) [1]
U.S. Government and Agency Obligations (0.0%)
[2,3] Fannie Mae
Discount Notes,
0.100%, 4/3/13 (Cost $100) 100	100
Total Investments (100.0%)
(Cost $671,279)	804,906
Other Assets and Liabilities (0.0%)
Other Assets	2,153
Liabilities	(2,016)
137
Net Assets (100%)	805,043

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	688,379
Undistributed Net Investment Income	2,586
Accumulated Net Realized Losses	(19,558)
Unrealized Appreciation (Depreciation)
Investment Securities	133,627
Futures Contracts	9
Net Assets	805,043

Institutional Shares—Net Assets
Applicable to 2,845,904 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	291,196
Net Asset Value Per Share—
Institutional Shares	$102.32

ETF Shares—Net Assets
Applicable to 9,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	513,847
Net Asset Value Per Share—
ETF Shares	$51.90

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Statement of Operations

SixMonths Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	9,360
Interest[1]	1
Security Lending	7
Total Income	9,368
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative—Institutional Shares	51
Management and Administrative—ETF Shares	167
Marketing and Distribution—Institutional Shares	25
Marketing and Distribution—ETF Shares	54
Custodian Fees	20
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	381
Net Investment Income	8,987
Realized Net Gain (Loss) on Investment Securities Sold	6,237
Change in Unrealized Appreciation (Depreciation)
Investment Securities	43,599
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	43,608
Net Increase (Decrease) in Net Assets Resulting from Operations	58,832
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,987	13,135
Realized Net Gain (Loss)	6,237	2,779
Change in Unrealized Appreciation (Depreciation)	43,608	78,756
Net Increase (Decrease) in Net Assets Resulting from Operations	58,832	94,670
Distributions
Net Investment Income
Institutional Shares	(3,505)	(4,271)
ETFShares	(6,163)	(7,334)
Realized Capital Gain
Institutional Shares	—	—
ETFShares	—	—
Total Distributions	(9,668)	(11,605)
Capital Share Transactions
Institutional Shares	24,124	69,286
ETFShares	40,690	73,460
Net Increase (Decrease) from Capital Share Transactions	64,814	142,746
Total Increase (Decrease)	113,978	225,811
Net Assets
Beginning of Period	691,065	465,254
End of Period[1]	805,043	691,065
1 Net Assets—End of Period includes undistributed net investment income of $2,586,000 and $3,267,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Financial Highlights

Institutional Shares
	Six Months					Feb. 22,
	Ended					2008[1] to
				Year Ended August 31,
For a Share Outstanding	February 28,					Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$95.66	$82.40	$71.03	$69.95	$87.14	$91.07
Investment Operations
Net Investment Income	1.214	2.000	1.676	1.657	1.681[2]	.685
Net Realized and Unrealized Gain (Loss)
on Investments	6.783	13.113	11.379	1.033	(17.409)	(4.028)
Total from Investment Operations	7.997	15.113	13.055	2.690	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(1.337)	(1.853)	(1.685)	(1.610)	(1.462)	(.587)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.337)	(1.853)	(1.685)	(1.610)	(1.462)	(.587)
Net Asset Value, End of Period	$102.32	$95.66	$82.40	$71.03	$69.95	$87.14

Total Return	8.43%	18.63%	18.38%	3.74%	-17.84%	-3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$291	$250	$152	$92	$102	$53
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.28%	2.01%	2.24%	2.59%	2.14%[3]
Portfolio Turnover Rate[4]	13%	19%	8%	7%	10%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Financial Highlights

ETF Shares
	Six Months					Dec. 17,
	Ended					2007[1] to
				Year Ended August 31,
For a Share Outstanding	February 28,					Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$48.52	$41.80	$36.03	$35.49	$44.21	$49.24
Investment Operations
Net Investment Income	.606	1.000	.842	.834	.822[2]	.441
Net Realized and Unrealized Gain (Loss)
on Investments	3.443	6.648	5.774	.517	(8.808)	(5.179)
Total from Investment Operations	4.049	7.648	6.616	1.351	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(.669)	(.928)	(.846)	(.811)	(.734)	(.292)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.669)	(.928)	(.846)	(.811)	(.734)	(.292)
Net Asset Value, End of Period	$51.90	$48.52	$41.80	$36.03	$35.49	$44.21

Total Return	8.41%	18.58%	18.35%	3.71%	-17.85%	-9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$514	$442	$313	$227	$199	$88
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.24%	1.99%	2.22%	2.57%	2.09%[3]
Portfolio Turnover Rate[4]	13%	19%	8%	7%	10%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain admini-strative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2013, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement value.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

19

Mega Cap Index Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $98,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	804,806	—	—
Temporary Cash Investments	—	100	—
Futures Contracts–Liabilities[1]	—	—	—
Total	804,806	100	—
1 Represents variation margin on the last day of the reporting period.

20

Mega Cap Index Fund

D. At February 28, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	3	227	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $5,441,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital losses totaling $20,325,000 to offset future net capital gains of $564,000 through August 31, 2017, $13,558,000 through August 31, 2018, and $6,203,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $671,279,000. Net unrealized appreciation of investment securities for tax purposes was $133,627,000, consisting of unrealized gains of $148,779,000 on securities that had risen in value since their purchase and $15,152,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2013, the fund purchased $125,965,000 of investment securities and sold $63,204,000 of investment securities, other than temporary cash investments.

Purchases and sales include $55,254,000 and $14,544,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Mega Cap Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	20,801	204	153,417	1,640
Issued in Lieu of Cash Distributions	3,323	34	4,029	47
Redeemed	—	—	(88,160)	(921)
Net Increase (Decrease)—Institutional Shares	24,124	238	69,286	766
ETF Shares
Issued	55,264	1,100	78,168	1,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(14,574)	(300)	(4,708)	(100)
Net Increase (Decrease)—ETF Shares	40,690	800	73,460	1,600

H. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced a change in the fund’s benchmark index from MSCI US Large Cap 300 Index to CRSP US Mega Cap Index. The benchmark change was effective on January 31, 2013. The fund’s investment objective has not changed. To coincide with its new target index, Vanguard Mega Cap 300 Index Fund has changed its name to Vanguard Mega Cap Index Fund.

22

Mega Cap 300 Growth Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMGAX	MGK
Expense Ratio[1]	0.09%	0.12%
30-Day SEC Yield	1.59%	1.57%

Portfolio Characteristics
			DJ U.S.
		MSCI US	Total
		Large Cap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	176	176	3,593
Median Market Cap	$65.4B	$65.4B	$38.3B
Price/Earnings Ratio	18.1x	18.1x	17.4x
Price/Book Ratio	3.9x	3.9x	2.2x
Return on Equity	22.5%	22.5%	16.7%
Earnings Growth Rate	17.2%	17.2%	9.3%
Dividend Yield	1.7%	1.7%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		MSCI US	Total
		Large Cap	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	19.4%	19.5%	12.2%
Consumer Staples	14.4	14.6	9.5
Energy	5.3	5.3	10.3
Financials	6.0	6.0	17.2
Health Care	10.4	10.4	12.0
Industrials	11.7	11.7	11.2
Information Technology	29.7	29.4	17.6
Materials	2.6	2.6	3.9
Telecommunication
Services	0.5	0.5	2.6
Utilities	0.0	0.0	3.5

Volatility Measures
	MSCI US	DJ U.S.
	Large	Total
	Cap	Market
	Growth	FA
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	6.9%
International Business	IT Consulting &
Machines Corp.	Other Services	3.6
Google Inc. Class A	Internet Software &
	Services	3.5
Coca-Cola Co.	Soft Drinks	2.6
Philip Morris
International Inc.	Tobacco	2.6
Oracle Corp.	Systems Software	2.2
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.0
QUALCOMM Inc.	Communications
	Equipment	1.9
Comcast Corp.	Cable & Satellite	1.8
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	1.7
Top Ten		28.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

23

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2013

Mega Cap 300 Growth Index Fund ETF Shares Net Asset Value
MSCI US Large Cap Growth Index

Note: For 2013, performance data reflect the six months ended February 28, 2013.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	4/3/2008	17.25%	—	5.29%
ETF Shares	12/17/2007
Market Price		17.25	3.53	3.90
Net Asset Value		17.23	3.52	3.89

See Financial Highlights for dividend and capital gains information.

24

Mega Cap 300 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (19.3%)
	Home Depot Inc.	229,445	15,717
	McDonald’s Corp.	154,112	14,779
	Comcast Corp. Class A	370,485	14,742
*	Amazon.com Inc.	55,632	14,702
	Walt Disney Co.	258,367	14,104
	Lowe’s Cos. Inc.	173,831	6,632
	News Corp. Class A	223,273	6,430
	Starbucks Corp.	114,063	6,253
	NIKE Inc. Class B	110,724	6,030
	Target Corp.	94,833	5,971
*	priceline.com Inc.	7,655	5,263
	TJX Cos. Inc.	111,890	5,032
	Yum! Brands Inc.	69,339	4,540
*	DIRECTV	88,084	4,243
	ViacomInc. Class B	69,164	4,043
	Time Warner Cable Inc.	46,274	3,998
	CBSCorp. Class B	91,174	3,956
	Las Vegas Sands Corp.	63,121	3,250
	Macy’s Inc.	60,632	2,492
	Ford Motor Co.	191,180	2,411
	News Corp. Class B	81,400	2,382
	OmnicomGroup Inc.	40,513	2,331
	VF Corp.	13,564	2,187
	Coach Inc.	43,532	2,104
*	Bed Bath & Beyond Inc.	35,108	1,992
	Ross Stores Inc.	34,351	1,991
*	AutoZone Inc.	5,032	1,913
*	Dollar General Corp.	40,314	1,868
	Limited Brands Inc.	37,458	1,705
*	DiscoveryCommunications
	Inc. Class A	22,276	1,633
	Ralph Lauren Corp. Class A	9,360	1,624
	Gap Inc.	47,943	1,578
	Marriott International Inc.
	Class A	38,680	1,526
	Wynn Resorts Ltd.	12,429	1,453

			Market
			Value
		Shares	($000)
*	Liberty Global Inc. Class A	21,086	1,453
	Comcast Corp.	35,944	1,377
*	Liberty Media Corp.	10,537	1,138
	DISH Network Corp.
	Class A	32,639	1,136
*	Liberty Global Inc.	16,613	1,061
*	Discovery
	Communications Inc.	13,360	862
			177,902
Consumer Staples (14.4%)
	Coca-Cola Co.	619,550	23,989
	Philip Morris
	International Inc.	256,421	23,527
	Wal-Mart Stores Inc.	258,844	18,321
	Altria Group Inc.	311,251	10,442
	CVS Caremark Corp.	191,289	9,779
	Colgate-Palmolive Co.	72,451	8,290
	Costco Wholesale Corp.	66,426	6,728
	PepsiCo Inc.	83,041	6,292
	Kraft Foods Group Inc.	86,467	4,191
	Estee Lauder Cos. Inc.
	Class A	36,500	2,340
	Mead Johnson Nutrition Co.	31,093	2,329
	Whole Foods Market Inc.	27,104	2,321
	General Mills Inc.	49,489	2,289
	Kroger Co.	74,899	2,188
	Hershey Co.	23,700	1,975
	Kimberly-ClarkCorp.	20,934	1,974
	Walgreen Co.	48,073	1,968
	Brown-Forman Corp.
	Class B	18,643	1,223
	Lorillard Inc.	30,096	1,160
	Kellogg Co.	13,379	809
			132,135
Energy (5.3%)
	Schlumberger Ltd.	203,888	15,873
	Halliburton Co.	142,544	5,917
	EOG Resources Inc.	41,604	5,230

25

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
	National Oilwell Varco Inc.	65,576	4,468
	KinderMorgan Inc.	102,010	3,782
	Williams Cos. Inc.	103,499	3,592
	Noble Energy Inc.	27,375	3,034
*	Cameron International Corp.	37,743	2,405
*	Southwestern Energy Co.	53,606	1,837
	Ensco plc Class A	23,013	1,384
*	Continental Resources Inc.	7,158	630
*	Weatherford
	International Ltd.	41,117	488
			48,640
Financials (6.0%)
	American Express Co.	154,567	9,606
*	Berkshire Hathaway Inc.
	Class B	53,233	5,438
	SimonProperty Group Inc.	30,938	4,915
	American Tower Corporation	60,841	4,721
	Franklin Resources Inc.	22,923	3,238
	Marsh & McLennan
	Cos. Inc.	83,619	3,106
	DiscoverFinancial Services	77,409	2,983
	Aon plc	46,416	2,836
	T. Rowe Price Group Inc.	39,254	2,794
	Public Storage	14,554	2,201
	Morgan Stanley	79,658	1,796
	McGraw-Hill Cos. Inc.	38,318	1,784
	Northern Trust Corp.	33,219	1,766
	Weyerhaeuser Co.	53,712	1,580
	General Growth
	Properties Inc.	64,547	1,235
	AvalonBay Communities Inc.	8,693	1,085
	EquityResidential	17,383	957
	Charles Schwab Corp.	58,171	945
	Boston Properties Inc.	8,142	846
	Vornado Realty Trust	8,995	721
	TD Ameritrade Holding Corp.	33,362	634
			55,187
Health Care (10.4%)
	Amgen Inc.	117,777	10,766
*	GileadSciences Inc.	232,653	9,937
	UnitedHealth Group Inc.	156,796	8,381
*	Express Scripts Holding Co.	125,404	7,137
*	Celgene Corp.	64,868	6,693
*	Biogen Idec Inc.	34,559	5,749
	Baxter International Inc.	84,335	5,701
	Allergan Inc.	47,170	5,114
	Covidien plc	72,620	4,616
	Thermo Fisher Scientific Inc.	55,225	4,076
	McKesson Corp.	36,274	3,850
*	Intuitive Surgical Inc.	6,100	3,110
	Stryker Corp.	46,721	2,984
	Becton Dickinson and Co.	30,222	2,661
*	Alexion Pharmaceuticals Inc.	29,874	2,591
	CignaCorp.	44,010	2,573

			Market
			Value
		Shares	($000)
	Agilent Technologies Inc.	53,305	2,211
	ZimmerHoldings Inc.	26,779	2,007
*	Regeneron
	Pharmaceuticals Inc.	11,647	1,945
	St. Jude Medical Inc.	47,287	1,939
	HCA Holdings Inc.	40,654	1,508
			95,549
Industrials (11.7%)
	United Technologies Corp.	133,696	12,106
	3M Co.	100,918	10,495
	Union Pacific Corp.	72,326	9,917
	United Parcel Service Inc.
	Class B	110,997	9,174
	Boeing Co.	109,969	8,457
	EmersonElectric Co.	111,197	6,305
	Caterpillar Inc.	65,315	6,033
	Danaher Corp.	90,310	5,563
	Deere & Co.	57,018	5,008
	FedEx Corp.	45,896	4,839
	Precision Castparts Corp.	22,385	4,177
	PACCAR Inc.	51,517	2,443
	Ingersoll-Rand plc	46,188	2,432
	CSX Corp.	102,859	2,360
	Tyco International Ltd.	71,521	2,289
	Fastenal Co.	43,215	2,231
	Cummins Inc.	18,099	2,097
	WW Grainger Inc.	9,099	2,061
	Rockwell Automation Inc.	21,321	1,926
	Lockheed Martin Corp.	21,123	1,859
	Fluor Corp.	25,591	1,584
	CHRobinson Worldwide Inc.	24,704	1,409
	Expeditors International of
	Washington Inc.	32,333	1,256
	Norfolk Southern Corp.	17,144	1,252
			107,273
Information Technology (29.5%)
	Apple Inc.	144,447	63,759
	International Business
	Machines Corp.	164,773	33,091
*	Google Inc. Class A	40,673	32,587
	Oracle Corp.	591,704	20,272
	QUALCOMMInc.	261,610	17,170
	VisaInc. Class A	82,262	13,050
	MicrosoftCorp.	406,988	11,314
*	eBayInc.	178,850	9,780
	Mastercard Inc. Class A	16,490	8,539
*	EMC Corp.	323,397	7,441
	Accenture plc Class A	98,025	7,289
*	Facebook Inc. Class A	191,527	5,219
*	Yahoo! Inc.	172,784	3,682
*	Cognizant Technology
	Solutions Corp. Class A	46,115	3,540
*	Salesforce.com Inc.	20,712	3,505
*	Adobe Systems Inc.	76,072	2,990

26

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
	Automatic Data
	Processing Inc.	48,486	2,975
	Texas Instruments Inc.	85,930	2,953
	Intuit Inc.	43,262	2,790
	Broadcom Corp. Class A	78,682	2,684
*	Symantec Corp.	106,458	2,495
	Motorola Solutions Inc.	38,698	2,407
	Analog Devices Inc.	46,345	2,096
*	CitrixSystems Inc.	28,811	2,043
*	NetApp Inc.	54,993	1,860
	Altera Corp.	49,066	1,738
*	Juniper Networks Inc.	79,134	1,637
	Western Union Co.	92,461	1,297
*	VMware Inc. Class A	12,866	924
	Paychex Inc.	17,555	581
			271,708
Materials (2.6%)
	Monsanto Co.	82,087	8,293
	Praxair Inc.	45,585	5,153
	Ecolab Inc.	45,044	3,448
	PPG Industries Inc.	21,875	2,946
	Sherwin-Williams Co.	13,500	2,182
	Newmont Mining Corp.	49,665	2,001
			24,023
Telecommunication Services (0.5%)
*	Crown Castle
	International Corp.	45,024	3,143
*	Sprint Nextel Corp.	230,441	1,336
			4,479
Total Common Stocks
(Cost $757,969)			916,896
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2	Vanguard Market
	Liquidity Fund, 0.143%	740,341	740

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
3,[4] Freddie Mac Discount
Notes, 0.118%, 3/11/13	100	100
Total Temporary Cash Investments
(Cost $840)		840
Total Investments (99.8%)
(Cost $758,809)		917,736
Other Assets and Liabilities (0.2%)
Other Assets		7,240
Liabilities		(5,599)
		1,641
Net Assets (100%)		919,377

27

Mega Cap 300 Growth Index Fund

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	794,162
Undistributed Net Investment Income	1,320
Accumulated Net Realized Losses	(35,078)
Unrealized Appreciation (Depreciation)
Investment Securities	158,927
Futures Contracts	46
Net Assets	919,377

Institutional Shares—Net Assets
Applicable to 1,958 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	226
Net Asset Value Per Share—
Institutional Shares	$115.54

ETF Shares—Net Assets
Applicable to 15,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	919,151
Net Asset Value Per Share—
ETF Shares	$58.17

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap 300 Growth Index Fund

Statement of Operations

SixMonths Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	8,516
Security Lending	15
Total Income	8,531
Expenses
The Vanguard Group—Note B
Investment Advisory Services	66
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	316
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	112
Custodian Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	13
Trustees’ Fees and Expenses	1
Total Expenses	515
Net Investment Income	8,016
Realized Net Gain (Loss)
Investment Securities Sold	48,335
Futures Contracts	12
Realized Net Gain (Loss)	48,347
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(16,445)
Futures Contracts	35
Change in Unrealized Appreciation (Depreciation)	(16,410)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,953

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,016	10,951
Realized Net Gain (Loss)	48,347	16,130
Change in Unrealized Appreciation (Depreciation)	(16,410)	111,591
Net Increase (Decrease) in Net Assets Resulting from Operations	39,953	138,672
Distributions
Net Investment Income
Institutional Shares	(2)	(1,321)
ETFShares	(9,069)	(8,479)
Realized Capital Gain
Institutional Shares	—	—
ETFShares	—	—
Total Distributions	(9,071)	(9,800)
Capital Share Transactions
Institutional Shares	(11)	(144,116)
ETFShares	4,769	259,697
Net Increase (Decrease) from Capital Share Transactions	4,758	115,581
Total Increase (Decrease)	35,640	244,453
Net Assets
Beginning of Period	883,737	639,284
End of Period[1]	919,377	883,737
1 Net Assets—End of Period includes undistributed net investment income of $1,320,000 and $2,375,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months					April 3,
	Ended					2008[1] to
				Year Ended August 31,
For a Share Outstanding	February 28,					Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$110.67	$92.75	$76.74	$74.21	$91.10	$92.21
Investment Operations
Net Investment Income	1.062	1.453[2]	1.227	1.180	1.053	.343
Net Realized and Unrealized Gain (Loss)
on Investments	4.596	17.831	16.067	2.465	(16.900)	(1.250)
Total from Investment Operations	5.658	19.284	17.294	3.645	(15.847)	(.907)
Distributions
Dividends from Net Investment Income	(.788)	(1.364)	(1.284)	(1.115)	(1.043)	(.203)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.788)	(1.364)	(1.284)	(1.115)	(1.043)	(.203)
Net Asset Value, End of Period	$115.54	$110.67	$92.75	$76.74	$74.21	$91.10

Total Return	5.14%	21.00%	22.57%	4.84%	-17.25%	-0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$0.2	$0.2	$124	$90	$62	$97
Ratio of Total Expenses to
Average Net Assets	0.10%	0.09%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.52%	1.35%	1.39%	1.59%	1.16%[3]
Portfolio Turnover Rate[4]	22%	16%	26%	21%	31%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months					Dec. 17,
	Ended					2007[1] to
For a Share Outstanding	February 28,				Year Ended August 31,	Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$55.92	$46.87	$38.78	$37.50	$46.04	$49.10
Investment Operations
Net Investment Income	.531	.771[2]	.611	.586	.528	.237
Net Realized and Unrealized Gain (Loss)
on Investments	2.316	8.966	8.120	1.248	(8.548)	(3.139)
Total from Investment Operations	2.847	9.737	8.731	1.834	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(.597)	(.687)	(.641)	(.554)	(.520)	(.158)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.597)	(.687)	(.641)	(.554)	(.520)	(.158)
Net Asset Value, End of Period	$58.17	$55.92	$46.87	$38.78	$37.50	$46.04

Total Return	5.13%	20.98%	22.54%	4.82%	-17.28%	-5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$919	$884	$516	$287	$536	$161
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.49%	1.33%	1.37%	1.57%	1.11%[3]
Portfolio Turnover Rate[4]	22%	16%	26%	21%	31%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2013, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement value.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

33

Mega Cap 300 Growth Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $116,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	916,896	—	—
Temporary Cash Investments	740	100	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	917,635	100	—
1 Represents variation margin on the last day of the reporting period.

34

Mega Cap 300 Growth Index Fund

D. At February 28, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	32	2,421	46

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $49,727,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital losses totaling $33,687,000 to offset future net capital gains. Of this amount, $29,677,000 is subject to expiration dates; $24,500,000 may be used to offset future net capital gains through August 31, 2018, and $5,177,000 through August 31, 2019. Capital losses of $4,010,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $758,809,000. Net unrealized appreciation of investment securities for tax purposes was $158,927,000, consisting of unrealized gains of $165,330,000 on securities that had risen in value since their purchase and $6,403,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2013, the fund purchased $242,230,000 of investment securities and sold $239,891,000 of investment securities, other than temporary cash investments. Purchases and sales include $147,644,000 and $142,359,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

35

Mega Cap 300 Growth Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	192	2	506	5
Issued in Lieu of Cash Distributions	2	—	1,321	14
Redeemed	(205)	(2)	(145,943)	(1,351)
Net Increase (Decrease)—Institutional Shares	(11)	—	(144,116)	(1,332)
ETF Shares
Issued	147,663	2,600	294,327	5,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(142,894)	(2,600)	(34,630)	(700)
Net Increase (Decrease)—ETF Shares	4,769	—	259,697	4,800

H. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced an upcoming change in the fund’s benchmark index from MSCI US Large Cap Growth Index to CRSP US Mega Cap Growth Index; the fund will also change its name to Vanguard Mega Cap Growth Index Fund. The fund’s investment objective is not changing.

The transition to the new benchmark is expected to be completed over several months, and will require some turnover of holdings with resulting transaction costs. Vanguard will seek to minimize trading impact through the use of efficient portfolio trading.

36

Mega Cap 300 Value Index Fund

Fund Profile
As of February 28, 2013

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMVLX	MGV
Expense Ratio[1]	0.08%	0.12%
30-Day SEC Yield	2.81%	2.77%

Portfolio Characteristics
			DJ U.S.
		MSCI US	Total
		Large Cap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	161	160	3,593
Median Market Cap	$73.7B	$73.7B	$38.3B
Price/Earnings Ratio	14.6x	14.6x	17.4x
Price/Book Ratio	1.6x	1.6x	2.2x
Return on Equity	15.3%	15.3%	16.7%
Earnings Growth Rate	1.9%	1.9%	9.3%
Dividend Yield	2.9%	2.9%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	24%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		MSCI US	Total
		Large Cap	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	2.6%	2.6%	12.2%
Consumer Staples	8.4	8.4	9.5
Energy	17.5	17.5	10.3
Financials	24.8	24.7	17.2
Health Care	14.4	14.4	12.0
Industrials	8.6	8.7	11.2
Information Technology	8.5	8.5	17.6
Materials	3.5	3.5	3.9
Telecommunication
Services	5.9	6.0	2.6
Utilities	5.8	5.7	3.5

Volatility Measures
	MSCI US	DJ U.S.
	Large	Total
	Cap	Market
	Value	FA
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.92

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	6.6%
General Electric Co.	Industrial
	Conglomerates	3.9
Chevron Corp.	Integrated Oil & Gas	3.7
Johnson & Johnson	Pharmaceuticals	3.4
Procter & Gamble Co.	Household Products	3.4
AT&T Inc.	Integrated
	Telecommunication
	Services	3.3
Pfizer Inc.	Pharmaceuticals	3.3
JPMorgan Chase & Co.	Diversified Financial
	Services	3.0
Wells Fargo & Co.	Diversified Banks	2.8
Microsoft Corp.	Systems Software	2.2
Top Ten		35.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2013, the annualized expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

37

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2013

Mega Cap 300 Value Index Fund ETF Shares Net Asset Value
MSCI US Large Cap Value Index

Note: For 2013, performance data reflect the six months ended February 28, 2013.

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	3/5/2008	14.99%	—	1.72%
ETF Shares	12/17/2007
Market Price		14.93	-0.27	-0.06
Net Asset Value		14.95	-0.29	-0.06

See Financial Highlights for dividend and capital gains information.

38

Mega Cap 300 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (2.6%)
Time Warner Inc.	99,051	5,267
Ford Motor Co.	241,850	3,050
Johnson Controls Inc.	71,503	2,250
* General Motors Co.	81,704	2,218
Carnival Corp.	46,668	1,669
Kohl’s Corp.	22,748	1,049
Staples Inc.	71,026	936
* Liberty Media Corp.	3,933	425
		16,864
Consumer Staples (8.4%)
Procter & Gamble Co.	286,017	21,789
PepsiCo Inc.	105,094	7,963
Mondelez International Inc.
Class A	176,494	4,880
Kimberly-ClarkCorp.	26,690	2,516
Walgreen Co.	61,094	2,501
HJ Heinz Co.	33,611	2,434
Archer-Daniels-Midland Co.	68,902	2,195
Sysco Corp.	61,496	1,978
General Mills Inc.	33,689	1,558
Reynolds American Inc.	34,957	1,527
ConAgra Foods Inc.	42,619	1,454
Kellogg Co.	17,120	1,036
Avon Products Inc.	45,102	882
Campbell Soup Co.	19,771	814
Lorillard Inc.	20,321	783
		54,310
Energy (17.4%)
Exxon Mobil Corp.	476,845	42,702
Chevron Corp.	204,747	23,986
ConocoPhillips	120,616	6,990
Occidental Petroleum Corp.	84,786	6,981
Anadarko Petroleum Corp.	52,170	4,152
Phillips 66	62,240	3,919
Apache Corp.	40,971	3,043
Marathon Petroleum Corp.	35,517	2,944
Valero Energy Corp.	57,892	2,639

			Market
			Value
		Shares	($000)
	Marathon Oil Corp.	73,920	2,476
	Devon Energy Corp.	40,252	2,184
	Hess Corp.	32,211	2,142
	Baker Hughes Inc.	46,092	2,066
	Spectra Energy Corp.	68,265	1,982
	Chesapeake Energy Corp.	69,712	1,405
	Murphy Oil Corp.	19,258	1,172
	Noble Corp.	26,244	940
*	Weatherford
	International Ltd.	51,542	612
	Ensco plc Class A	8,578	516
			112,851
Financials (24.7%)
	JPMorgan Chase & Co.	397,367	19,439
	Wells Fargo & Co.	523,019	18,348
	CitigroupInc.	306,598	12,868
	Bank of America Corp.	1,126,688	12,653
	Goldman Sachs Group Inc.	46,777	7,005
*	Berkshire Hathaway Inc.
	Class B	67,349	6,880
	US Bancorp	196,525	6,678
*	American International
	Group Inc.	146,614	5,573
	PNC Financial Services
	Group Inc.	55,219	3,445
	BlackRock Inc.	14,186	3,401
	Bank of New York
	Mellon Corp.	122,149	3,315
	MetLife Inc.	91,272	3,235
	Travelers Cos. Inc.	39,861	3,206
	Capital One Financial Corp.	60,903	3,108
	ACE Ltd.	35,457	3,028
	State Street Corp.	48,531	2,746
	Prudential Financial Inc.	48,276	2,683
	Aflac Inc.	48,989	2,447
	HCP Inc.	47,413	2,318
	Allstate Corp.	50,303	2,315
	Chubb Corp.	27,314	2,295
	Morgan Stanley	100,594	2,268
	BB&T Corp.	73,206	2,223

39

Mega Cap 300 Value Index Fund

			Market
			Value
		Shares	($000)
	Ventas Inc.	30,937	2,190
	CME Group Inc.	33,150	1,983
	Prologis Inc.	48,192	1,877
	SimonProperty Group Inc.	11,339	1,801
	Health Care REIT Inc.	27,182	1,743
	Annaly Capital
	Management Inc.	101,705	1,575
	SunTrust Banks Inc.	56,375	1,555
	FifthThird Bancorp	93,790	1,486
	Ameriprise Financial Inc.	21,416	1,470
	Progressive Corp.	60,107	1,464
	Loews Corp.	32,901	1,418
	Invesco Ltd.	46,204	1,238
	M&T Bank Corp.	12,115	1,237
	EquityResidential	21,811	1,200
	Charles Schwab Corp.	73,902	1,200
	Boston Properties Inc.	10,304	1,070
	Hartford Financial
	Services Group Inc.	43,155	1,019
	Vornado Realty Trust	11,401	914
	Public Storage	5,423	820
	AvalonBay Communities Inc.	5,914	738
	Weyerhaeuser Co.	19,876	585
			160,060
Health Care (14.4%)
	Johnson & Johnson	289,775	22,055
	Pfizer Inc.	769,996	21,075
	Merck & Co. Inc.	317,843	13,581
	Bristol-Myers Squibb Co.	172,524	6,378
	AbbVie Inc.	164,100	6,059
	Eli Lilly & Co.	109,269	5,973
	Abbott Laboratories	165,300	5,585
	Medtronic Inc.	106,544	4,790
	WellPoint Inc.	31,715	1,972
	Aetna Inc.	35,125	1,657
	Cardinal Health Inc.	35,433	1,637
	Humana Inc.	16,536	1,129
*	Boston Scientific Corp.	143,450	1,060
*	Zoetis Inc.	7,763	260
			93,211
Industrials (8.6%)
	General Electric Co.	1,096,650	25,464
	Honeywell
	International Inc.	77,816	5,455
	Eaton Corp. plc	48,503	3,006
	Illinois Tool Works Inc.	43,565	2,679
	Caterpillar Inc.	23,882	2,206
	General Dynamics Corp.	31,351	2,131
	Raytheon Co.	34,402	1,877
	Waste Management Inc.	46,098	1,720
	Northrop Grumman Corp.	24,283	1,595
	Norfolk Southern Corp.	21,422	1,565
	Parker Hannifin Corp.	15,584	1,472
	Dover Corp.	18,620	1,366

		Market
		Value
	Shares	($000)
Stanley Black & Decker Inc.	16,641	1,310
Lockheed Martin Corp.	14,330	1,261
Republic Services Inc.
Class A	32,293	1,015
CSX Corp.	37,736	866
Cummins Inc.	6,677	774
		55,762
Information Technology (8.5%)
MicrosoftCorp.	514,737	14,310
CiscoSystems Inc.	554,910	11,570
Intel Corp.	520,078	10,844
Hewlett-Packard Co.	205,434	4,137
Dell Inc.	153,850	2,146
Texas Instruments Inc.	58,491	2,010
Corning Inc.	154,440	1,948
Applied Materials Inc.	129,192	1,770
TE Connectivity Ltd.	44,089	1,769
Automatic Data
Processing Inc.	17,831	1,094
Xerox Corp.	132,939	1,078
CAInc.	33,563	822
Paychex Inc.	22,322	739
Activision Blizzard Inc.	46,359	663
		54,900
Materials (3.5%)
EI du Pont
de Nemours & Co.	97,563	4,673
Dow Chemical Co.	125,449	3,979
Freeport-McMoRan
Copper & Gold Inc.	99,147	3,165
LyondellBasell Industries
NV Class A	33,082	1,939
Air Products &
Chemicals Inc.	22,355	1,930
International Paper Co.	43,687	1,923
Mosaic Co.	31,223	1,828
Nucor Corp.	33,269	1,499
Alcoa Inc.	111,081	946
Newmont Mining Corp.	18,166	732
		22,614
Telecommunication Services (5.9%)
AT&T Inc.	594,040	21,332
Verizon
Communications Inc.	298,378	13,884
CenturyLink Inc.	65,268	2,263
* Sprint Nextel Corp.	157,458	913
		38,392
Utilities (5.8%)
Duke Energy Corp.	73,651	5,100
Southern Co.	91,380	4,113
Dominion Resources Inc.	60,143	3,368
NextEra Energy Inc.	42,086	3,025
Exelon Corp.	89,388	2,770

40

Mega Cap 300 Value Index Fund

		Market
		Value
	Shares	($000)
American Electric
Power Co. Inc.	50,698	2,372
PG&E Corp.	45,011	1,919
PPL Corp.	60,725	1,872
Sempra Energy	23,989	1,865
Consolidated Edison Inc.	30,523	1,801
Public Service Enterprise
Group Inc.	52,883	1,724
FirstEnergyCorp.	43,551	1,719
Edison International	32,413	1,557
Xcel Energy Inc.	50,922	1,462
Northeast Utilities	32,845	1,363
Entergy Corp.	18,590	1,157
		37,187
Total Common Stocks
(Cost $575,143)		646,151
Temporary Cash Investments (0.0%)[1]

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Fannie Mae Discount
Notes, 0.097%,
3/27/13 (Cost $100)	100	100
Total Investments (99.8%)
(Cost $575,243)		646,251
Other Assets and Liabilities (0.2%)
Other Assets		5,084
Liabilities		(3,609)
		1,475
Net Assets (100%)		647,726

At February 28, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	592,136
Undistributed Net Investment Income	3,105
Accumulated Net Realized Losses	(18,573)
Unrealized Appreciation (Depreciation)
Investment Securities	71,008
Futures Contracts	50
Net Assets	647,726

Institutional Shares—Net Assets
Applicable to 1,459,024 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	132,958
Net Asset Value Per Share—
Institutional Shares	$91.13

ETF Shares—Net Assets
Applicable to 11,200,446 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	514,768
Net Asset Value Per Share—
ETF Shares	$45.96

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.1%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Mega Cap 300 Value Index Fund

Statement of Operations

SixMonths Ended
February 28, 2013
($000)
Investment Income
Income
Dividends	8,936
Interest[1]	1
Total Income	8,937
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative—Institutional Shares	19
Management and Administrative—ETF Shares	164
Marketing and Distribution—Institutional Shares	15
Marketing and Distribution—ETF Shares	55
Custodian Fees	11
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	6
Total Expenses	317
Net Investment Income	8,620
Realized Net Gain (Loss)
Investment Securities Sold	11,139
Futures Contracts	20
Realized Net Gain (Loss)	11,159
Change in Unrealized Appreciation (Depreciation)
Investment Securities	45,574
Futures Contracts	45
Change in Unrealized Appreciation (Depreciation)	45,619
Net Increase (Decrease) in Net Assets Resulting from Operations	65,398
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,620	14,230
Realized Net Gain (Loss)	11,159	17,581
Change in Unrealized Appreciation (Depreciation)	45,619	39,014
Net Increase (Decrease) in Net Assets Resulting from Operations	65,398	70,825
Distributions
Net Investment Income
Institutional Shares	(1,781)	(3,149)
ETFShares	(6,733)	(10,705)
Realized Capital Gain
Institutional Shares	—	—
ETFShares	—	—
Total Distributions	(8,514)	(13,854)
Capital Share Transactions
Institutional Shares	11,379	(8,446)
ETFShares	55,689	28,979
Net Increase (Decrease) from Capital Share Transactions	67,068	20,533
Total Increase (Decrease)	123,952	77,504
Net Assets
Beginning of Period	523,774	446,270
End of Period[1]	647,726	523,774
1 Net Assets—End of Period includes undistributed net investment income of $3,105,000 and $2,999,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months					March 5,
	Ended					2008[1] to
				Year Ended August 31,
For a Share Outstanding	February 28,					Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$82.90	$73.55	$65.97	$66.02	$83.69	$90.01
Investment Operations
Net Investment Income	1.306[2]	2.339	1.965	1.932	2.135	1.124[2]
Net Realized and Unrealized Gain (Loss)
on Investments	8.236	9.303	7.528	(.075)	(17.658)	(6.444)
Total from Investment Operations	9.542	11.642	9.493	1.857	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(1.312)	(2.292)	(1.913)	(1.907)	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.312)	(2.292)	(1.913)	(1.907)	(2.147)	(1.000)
Net Asset Value, End of Period	$91.13	$82.90	$73.55	$65.97	$66.02	$83.69

Total Return	11.62%	16.19%	14.33%	2.69%	-18.29%	-5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$133	$110	$105	$76	$70	$53
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	3.09%	3.01%	2.65%	2.88%	3.66%	3.19%[3]
Portfolio Turnover Rate[4]	24%	17%	24%	26%	31%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
	Six Months					Dec. 17,
	Ended					2007[1] to
For a Share Outstanding	February 28,				Year Ended August 31,	Aug. 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$41.80	$37.09	$33.26	$33.29	$42.21	$49.38
Investment Operations
Net Investment Income	.653[2]	1.164	.983	.969	1.070	.886[2]
Net Realized and Unrealized Gain (Loss)
on Investments	4.159	4.689	3.805	(.042)	(8.915)	(7.560)
Total from Investment Operations	4.812	5.853	4.788	.927	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(.652)	(1.143)	(.958)	(.957)	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.652)	(1.143)	(.958)	(.957)	(1.075)	(.496)
Net Asset Value, End of Period	$45.96	$41.80	$37.09	$33.26	$33.29	$42.21

Total Return	11.62%	16.13%	14.32%	2.68%	-18.32%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$515	$414	$341	$226	$163	$97
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	3.05%	2.97%	2.63%	2.86%	3.64%	3.14%[3]
Portfolio Turnover Rate[4]	24%	17%	24%	26%	31%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2013, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement value.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and for the period ended February 28, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

46

Mega Cap 300 Value Index Fund

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2013, the fund had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	646,151	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Liabilities[1]	2	—	—
Total	646,153	100	—
1 Represents variation margin on the last day of the reporting period.

47

Mega Cap 300 Value Index Fund

D. At February 28, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	14	1,059	50

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2013, the fund realized $9,323,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2012, the fund had available capital losses totaling $20,404,000 to offset future net capital gains of $10,649,000 through August 31, 2018, and $9,755,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2013, the cost of investment securities for tax purposes was $575,243,000. Net unrealized appreciation of investment securities for tax purposes was $71,008,000, consisting of unrealized gains of $89,220,000 on securities that had risen in value since their purchase and $18,212,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2013, the fund purchased $168,968,000 of investment securities and sold $103,086,000 of investment securities, other than temporary cash investments. Purchases and sales include $93,256,000 and $33,966,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

48

Mega Cap 300 Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2013		August 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	21,405	250	17,342	225
Issued in Lieu of Cash Distributions	1,445	17	2,718	37
Redeemed	(11,471)	(134)	(28,506)	(365)
Net Increase (Decrease)—Institutional Shares	11,379	133	(8,446)	(103)
ETF Shares
Issued	93,687	2,200	62,732	1,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(37,998)	(900)	(33,753)	(900)
Net Increase (Decrease)—ETF Shares	55,689	1,300	28,979	700

H. In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced an upcoming change in the fund’s benchmark index from MSCI US Large Cap Value Index to CRSP US Mega Cap Value Index; the fund will also change its name to Vanguard Mega Cap Value Index Fund. The fund’s investment objective is not changing. The transition to the new benchmark is expected to be completed over several months, and will require some turnover of holdings with resulting transaction costs. Vanguard will seek to minimize trading impact through the use of efficient portfolio trading.

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

50

Six Months Ended February 28, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2012	2/28/2013	Period
Based on Actual Fund Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,084.31	$0.41
ETF Shares	1,000.00	1,084.12	0.62
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,051.43	$0.51
ETF Shares	1,000.00	1,051.25	0.61
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,116.21	$0.42
ETF Shares	1,000.00	1,116.15	0.63
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.20	0.60
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.30	$0.50
ETF Shares	1,000.00	1,024.20	0.60
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

51

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

52

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director	John C. Bogle
of SPX Corporation (multi-industry manufacturing);	Chairman and Chief Executive Officer, 1974–1996
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
With Hearing Impairment > 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 18, 2013

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 18, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.